DEAR CONTRACT OWNERS:
Declining interest rates and favorable outlooks for inflation helped create an environment of favorable performance and opportunities in both fixed-income and equity markets around the world during the past 12 months. Yields on many fixed-income securities continued to decline throughout the year, and as bond prices rose in response to these declines, all of the fixed-income Series available under your contract experienced positive total returns. At the same time, lower interest rates and strong corporate earnings reports through most of the year helped the prices of many stocks to rise over the period, produc-ing strong returns. For the 12 months ended December 31, 1995, the U.S. stock market, as measured by the Standard & Poor's 500 Composite Index (the S&P
500), a popular, unmanaged index of common stock performance, returned +37.53%. All of the equity Series available in the Trust achieved positive results.

U.S. OUTLOOK
Moderate but sustainable growth was the hallmark of the economic expansion's fifth year. While initial estimates showed the U.S. economy growing at an annual rate of 4.2% in the third quarter, this surprisingly strong growth was mainly driven by a pickup in consumer spending and an increase in business and government outlays. Although this rate of growth was impressive, it is not expected to continue in coming months. Recent retail sales have been disap-pointing, in part because of rising levels of consumer debt. An extended period of lower mortgage rates seems to have relieved much of the pent-up demand for housing. Growth is not expected to get much help from the manufac-turing sector, either, as order flows from manufacturers have moderated. Export activity, meanwhile, is also expected to remain modest as continued weakness abroad limits demand for many U.S. goods. However, the Federal Reserve Board's consistent and, so far, successful efforts to fight inflation seem to be giving consumers and businesses enough longer-term confidence to help maintain modest growth in real (adjusted for inflation) gross domestic product into 1996.

GLOBAL OUTLOOK
A pattern of slow to moderate growth and low and controlled inflation remains a dominant theme in major industrialized countries, including the United States. While the recent recovery of the dollar against the German mark and the Japanese yen has added some strength to the economies of Europe and Japan, the outlook is for sluggish economic growth, in the near term at least. And although moves by central banks in Germany and Japan to lower interest rates have helped stimulate domestic demand, many industrial companies in these countries are still struggling to compete in a global marketplace in which the prices of their products are less competitively priced. On the positive side, this does mean little to no inflationary pressure in these countries, and we believe that this, combined with further reductions in interest rates, could help provide a foundation for stronger economic growth in the long run. Also, we believe that many of the cost-cutting measures taken by companies in these countries over the past few years will ultimately provide earnings leverage when economic growth improves. Inflation in most overseas economies remains in a downward trend, providing fixed-income investors with opportunities for rel-atively attractive real rates of interest, possibly accompanied by moderate price appreciation. While the dollar continues to represent a sound store of long-term value, its relative strength in the near term is being restrained by the persistent U.S. current-account deficit.

BOND MARKETS
Given the recent signs of economic weakness, prospects appear to be good for further decreases in short-term interest rates by the Federal Reserve. Long-term rates, meanwhile, moved noticeably downward in the latter months of 1995 in anticipation of more modest fourth-quarter growth with continued low infla-tion. While there were some increases in commodity prices early in the year, companies found it difficult to pass these on at the consumer level as they continue to fight for market share. Additionally, unit labor costs remain under control and seem to be growing at a pace that is near or below the ongo-ing inflation rate. Thus, with long-term U.S. government bonds yielding approximately 6% in an environment of 2% to 3% inflation, real rates of return in the fixed-income markets remain relatively attractive.

Slowing economic growth, low inflation, and declining official interest rates helped result in solid performance for world bond markets during the past 12 months. European governments are engaged in multi-year programs to reduce their budget deficits and debt levels. These programs are positive for bonds, in that lower government spending tends to reduce inflationary pressures and lower issuance of government debt reduces supply pressures on the bond market. In the Japanese market, powerful deflationary forces have supported a drop in yields to historically low levels. We now feel this process may be drawing to an end, given a reversal of priorities at the central bank from fighting inflation, which is now non-existent, to offsetting the downward spi-ral of deflation. Meanwhile, the high returns of the U.S. bond market have been echoed in other U.S. dollar-bloc markets, including those of Australia, New Zealand, and Canada, all of which saw positive performance over the last 12 months. The Australian market currently offers significantly higher yields than the U.S. market and represents good value. As long as the outlook for U.S. bonds remains positive, these related markets could outperform.

STOCK MARKETS
After some volatility late in the third quarter, the stock market continued to strengthen. Although many companies reported solid third-quarter results, there was some weakness in the earnings of retail, financial services and even some technology companies. However, a slowdown in earnings may be a positive development if it is an indication that the economy is not overheating and inflation is under control. While we see a deceleration of corporate earnings as the inevitable consequence of traditional business cycles, we remain encouraged by the high absolute level of profitability among U.S. companies. Also, many companies' increasing emphasis on cost containment and growing use of technology have helped keep them highly competitive and reasonably profit-able. Looking ahead, we believe that a stabilizing interest rate environment, coupled with reasonable earnings reports, could justify current market valua-tions.

A discussion of 1995 performance and the current investment strategy for each of the Series is presented here and on the following pages. We appreciate your support and welcome any questions or comments you may have.

On behalf of the Board of Trustees,

[SIGNATURE OF JOHN D. MCNEIL APPEARS HERE]
John D. McNeil
Chairman

January 12, 1996

CAPITAL APPRECIATION SERIES
During the past year, the Series experienced a total return of +34.46%. Per-formance benefited from a significant weighting in the technology sector, which had strong performance from personal computer companies such as Intel and Microsoft. Lodging stocks, such as HFS, Inc., a franchiser of hotels and real estate companies, and health care stocks such as United Healthcare helped performance in the second half as investors' confidence in their earnings improved. Performance was negatively impacted by the underweighting in con-sumer staples such as food and household products, and in financial services. These sectors outperformed the S&P 500 during the second half of the year as investors became more concerned about a moderation in economic growth.

The Series continues to seek companies the manager believes possess five key factors: earnings momentum, reasonable valuations, good management, a strong balance sheet and positive secular trends. Given that current price/earnings multiples are reasonable, earnings momentum is the primary focus to achieving further stock price appreciation.

Our largest concentration remains in the technology area, which is seeing strong spending by corporations focused on improving their productivity. Other large weightings are in entertainment and medical services, as well as a num-ber of agricultural-equipment holdings that should benefit from a continuing strong farm economy over the coming year. The foreign weighting is low, but it is likely to increase as growth accelerates overseas over the coming year.

CONSERVATIVE GROWTH SERIES
For the 12 months ended December 31, 1995, the Series provided a total return of +37.41%. The Series entered the year overweighted in financial services and consumer growth stocks, areas we felt included stocks with attractive relative earnings strength. Late last year we raised our technology weighting to a near-market weighting, which is unusual for our conservative methodology. Another area of overweighting was industrial goods and services, where we were concentrated in machinery and in aerospace and defense companies. We also entered the year effectively fully invested, consistent with our strategy of not timing the market. We found this strategy to be appropriate for most of the year, and our only major change in portfolio strategy was to reduce our technology weighting in mid-summer.

While this proved somewhat premature, we believe it turned out to be the right decision.

As we enter 1996, we continue to feel that relative earnings strength will be the key to superior performance. We have maintained our overweighting in financial services, but have moved away from banks and toward insurance compa-nies. We are also overweighted in consumer non-durables and in industrial com-panies. One area where we retain an overweighting but have not been rewarded is retail, an area which has underperformed the S&P 500 for several years. However, we feel fine companies with solid long-term prospects in this sector can be bought at modest valuations.

A key to 1996 performance will be judging the effectiveness of the Federal Reserve's monetary easing. So far the market has benefited from the overall reduction in interest rates but, specifically, economically sensitive stocks have lagged. We feel one of the major challenges of the Series will be to measure when and how significantly these stocks will respond. As of this writ-ing, we have not made significant moves in this direction.

MFS/FOREIGN & COLONIAL INTERNATIONAL GROWTH AND INCOME SERIES
The Series, which commenced operations on October 2, 1995, seeks capital appreciation and current income by investing primarily in a combination of "blue-chip" and growth stocks and fixed-income investments from companies and issuers whose principal activities are located outside the United States. Also, up to 10% of assets may be invested in emerging market securities. Blue-chip stocks are defined as companies having market capitalizations of at least $1 billion, while current income is the primary objective in the fixed-income component of the portfolio. Up to 25% of assets may be invested in high-yield securities. A 70% equity to 30% bond split is the targeted allocation. Our exposure within the blue-chip equity area includes Sakura Bank, Nippon Yusen, and Mitsubishi Heavy Industries, reflecting our view that the Japanese market is attractive, although we also favor other Asian economies. In Europe, our investments currently favor France over Germany, while our exposure in the United Kingdom is neutral.

Looking ahead, we believe that the international economy is in a period of low growth and low inflation, which is conducive to lower interest rates. We find many international stock markets selling at attractive levels while holding out good prospects for long-term earnings growth.

GOVERNMENT SECURITIES SERIES
For the year, the Series had a total return of +17.66% versus a return of +17.82% for the Lehman Brothers Government/Mortgage Index (the Index), an unmanaged index comprised of Treasuries, agencies, and agency mortgages (FNMA, FHLMC, and GNMA). The small difference in performance was due primarily to the Series' shorter duration (a measure of interest rate sensitivity) at the beginning of the year.

The year 1995 was a very good one for financial markets and the U.S. bond mar-ket was no exception. The yield of 30-year U.S. Treasury bonds fell by more than 190 basis points (1.9%), while the yield of five-year U.S. Treasury notes fell by more than 240 basis points (2.4%). Short-term Treasury rates fell more than long-term rates as the market anticipated that the Federal Reserve would cut money market rates, which it did on July 6 and finally on December 19, 1995, when it moved the federal funds' rate to 5.5% from 5.75%. As the year progressed the economic data continued to show that neither growth nor infla-tion would accelerate.

Currently, the Series is positioned slightly longer than the Index, and more than 35% of its assets are invested in mortgage-backed securities. The Series is long in order to take advantage of any further moves by the Federal Reserve. However, given the relatively low level of existing rates and the excellent returns achieved in 1995, we are carefully monitoring the risks we are taking in the portfolio. In addition, the turmoil caused by the political debate over the budget and the debt ceiling will continue to resonate through the bond markets. If interest rates remain around their current levels, we believe the additional yield provided by mortgages could boost the Series' total return.

EMERGING GROWTH SERIES
The Series, which commenced operations on May 1, 1995, provided a total return of +26.80% from that date through December 31, 1995. This compares to a +21.76% return for the S&P 500 for the same period. The Series' performance benefited from strong appreciation in the stock prices of many of its holdings in the technology sector. The technology stocks responded in 1995 to very strong earnings growth for semiconductor, hardware, software, networking and processing compa-nies. Oracle Systems (database software), System Software (manufacturing application software), and Informix (database software and tools) reported very strong earnings and their stock prices responded positively. Sybase (da-tabase software) and BMC Software (systems software) were added to the Series after they reported disappointing earnings which drove their stock prices to levels we believed to be very depressed. Both stocks rebounded strongly and contributed to the positive performance of the Series. Other strong performers included networking stocks such as Cabletron and Bay Networks. The stocks of our semiconductor companies responded very positively to their very strong earnings reports. Compuware (system software) and Autodesk (computer-aided design) reported disappointing earnings and have been disappointing stocks. We maintain positions in these companies because we believe their stock prices will rebound from their currently depressed levels.

The performance of our leisure stocks was particularly helpful. HFS, the nation's largest franchiser of hotels and real estate companies, saw its stock price more than double this year. Strong earnings gains and acquisitions such as Century 21 assured investors of its future growth prospects.

Health care stocks had mixed performance this year. We established major posi-tions in this sector to take advantage of what we believed to be depressed prices caused by investor confusion concerning the effect of lower Medicare reimbursement levels. Even though Medicare reimbursement has been cut for many companies, we believe well-managed companies will adjust their costs accord-ingly. We also believe health maintenance organizations (HMO's) will provide many of the solutions to the high level of the nation's health care costs. We added substantially to United Healthcare (this country's largest HMO company) during this period of investor confusion and the stock has since appreciated over 50%. Many of our long-term-care companies have not yet rebounded from their depressed levels following the Medicare budget cuts. Investors are wait-ing to see whether these companies can adjust their costs effectively.

This year, the stock market moved higher as companies reported better-than-expected earnings. This environment was very favorable for many of our compa-nies which reported strong earnings. We believe this trend of investors favor-ing companies with strong earnings will continue into 1996 and could benefit the share prices of our companies if they can deliver those strong earnings. Our largest sector concentration continues to be technology. While earnings gains may not be as strong in 1996 as they were in 1995, we believe this sec-tor could still have the strongest earnings gains of any group in 1996. We are also positive on the health care service and consumer sectors. Both groups performed poorly in 1995, and we believe their stock prices to be depressed. We believe that the health care cost-containment companies could ultimately benefit from the cost-reduction initiatives in Washington. The consumer sector is poised to respond very positively to only a small positive change in con-sumer spending.

We believe the companies in the portfolio are particularly well-suited to ben-efit from this technology-driven productivity. Obviously, our technology com-panies are providing the tools to the rest of the economy. Our other companies are using technology to increase their productivity and lower their costs. We remain optimistic that the progress for our portfolio companies will be rewarded by investors in 1996.

HIGH YIELD SERIES
High-yield bond prices firmed during 1995, primarily due to the decline in interest rates. Strong market technicals helped fuel the rally as the supply of new high-yield bonds declined slightly from the previous year while demand increased due to higher net cash flows into high-yield mutual funds. During 1995, the spread between the yield on Treasury securities and high-yield bonds widened to about 425 basis points (4.25%) from a low of 350 basis points (3.50%), reflecting investors' concern over the rise in the default rate (al-though principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity). We do not expect credit losses to increase materially in 1996 because we believe that lower interest rates could enable the economy to grow, albeit at a slower pace than in 1995.

During the 12 months ended December 31, 1995, the Series provided a total return of +16.93%, underperforming the +22.25% return of the Lehman Brothers Corporate Bond Index (the Lehman Index). The Lehman Index contains investment-grade bonds which have longer durations than high-yield bonds and, therefore, experienced greater price appreciation as rates fell last year.

In response to weak economic data throughout the year, our investment strategy became progressively more defensive. We reduced our positions in the steel, chemical and paper sectors because we believed that the softness in commodity prices during the second half of the year signaled the beginning of a cyclical downturn and was not simply due to a temporary inventory correction. We con-tinued to increase the Series' weightings in less economically sensitive industries such as cable television, paging and supermarkets. The Series remains underweighted in the bonds of retailers because we believe that overcapacity will cause weakness in this sector well into 1996. Given our out-look for slow economic growth and low inflation, we expect the Federal Reserve to further reduce interest rates in 1996. Therefore, our investment strategy remains focused on bonds in the upper-credit-quality tier of the high-yield market. These high-yield bonds could benefit the most from a drop in interest rates because their returns are the most closely correlated with shifts in interest rates.

MANAGED SECTORS SERIES
Overall stock market performance in 1995 was very strong, with all major indi-ces posting robust gains. The strength of the market over the first nine months was quite broad, with particular strength in technology-related issues. Led by our strong representation in technology, the Series advanced 32.29% for the year. Over the last three months, overall advances were significantly harder to come by as the breadth of the market was decidedly narrower. Invest-ors looked to lock in profits in many of the better-performing areas and rotated into more defensive sectors such as consumer staples, health care, utilities, and energy. Except for energy, the Series had below-market weightings in these groups. In addition, despite the fact that we reduced our weighting in the technology sector from over 28% of Series' assets in mid-sum-mer to under 17% by the beginning of the fourth quarter, corrections in this area were quite severe and broad-brushed, a combination that negatively affected overall performance. As a result, while performance during the fourth quarter was positive, it trailed that of the major indices.

The Series has recently begun to selectively buy individual technology stocks, given both their recent correction and still-positive prospects for earnings growth. The weighting in the retail sector has been modestly decreased follow-ing disappointing Christmas sales and relatively gloomy prospects going for-ward. Energy, financial services and leisure weightings have remained basi-cally intact despite some changes in individual positions.

Given the strong market advances in 1995, many valuations appear to be approaching reasonable levels. Over the near term, investors are likely to continue to rotate in and out of individual groups, a pattern exhibited in the fourth quarter, resulting in a more volatile market and one that may find it more difficult to make overall headway. We continue to search for attractively valued companies but are maintaining a slightly more cautious outlook over the near term.

MONEY MARKET SERIES
Short-term money market rates fell approximately 30 basis points (0.3%) during 1995. While the Federal Reserve raised the federal funds' rate 50 basis points (0.50%) on February 1, 1995, it subsequently lowered it by 25 basis points (0.25%) on July 6 and by another 25 basis points on December 19. Anticipating lower interest rates, we maintained average maturities between 45 and 55 days in the portfolio throughout the year. We continue to limit the Series' invest-ments to securities issued or guaranteed by the U.S. Treasury or agencies or instrumentalities of the U.S. government, as well as to the highest-quality corporate issues, in order to help provide maximum protection against credit risk. At the present time, approximately 67% of the portfolio is invested in U.S. government or government-guaranteed issues, with the balance in corporate issues.

We expect that the Federal Reserve may continue to lower short-term interest rates over the next several months, given the sluggishness of the economy and the absence of inflationary pressures. Consequently, we will continue to tar-get relatively long maturities in the portfolio. Investments in the Series are neither insured nor guaranteed by the U.S. government.

RESEARCH SERIES
The Research Series reported a total return of +37.50% for the year, in line with the S&P 500's total return of +37.53%. The Series' overweighting in the U.S. defense industry contributed significantly to performance. These stocks performed well due to continued consolidation of the industry, as well as to improved margins for several specific programs. Stocks within this group which contrib-uted to performance included McDonnell Douglas and Loral. The Series' holdings in technology also contributed to performance. This sector was volatile throughout 1995, but our holdings significantly contributed to performance. Particularly affecting performance were our computer software holdings, which appreciated due to successful new product introductions and continued strong margins. Holdings in this category include Cadence Design, Oracle and Computer Associates. Finally, the Series' holdings in financial services positively affected 1995 performance. These stocks were strong due to decreased interest rates and improved earnings resulting from industry consolidation.

Offsetting this strong performance was the Series' holdings in the retail and cellular telephone industries. Retail stocks were very weak relative to the S&P 500 due to slowing consumer spending and increased competition. Cellular tele-phone stocks were negatively affected by the purchase of Lin Broadcasting by AT&T for a price lower than original expectations. In addition, subscriber growth has slowed.

Our outlook for 1996 is that the slower U.S. economy will eventually affect corporate earnings growth. Thus, the key to superior performance in the coming year will be stock selection and strong relative earnings growth. Based on this outlook, our committee of research analysts has overweighted technology, finan-cial services, health care, consumer staples, and industrial goods and servic-es. We believe stocks in these sectors could demonstrate strong earnings even as the U.S. economy continues to slow. For example, within technology, we are emphasizing computer software companies with strong product cycles and proprie-tary niches. These attributes could enable these companies to sustain their earnings growth and profit margins even if the overall technology market slows.

TOTAL RETURN SERIES
For the 12 months ended December 31, 1995, the Series provided a total return of +26.71%. We believe the current environment continues to warrant a conserva-tive investment posture. Economies in both the United States and Europe remain sluggish, and revenue growth for many major corporations has slowed. Earnings growth, a key driver to stock prices, also has slowed over the past few quar-ters. In addition, valuations are on the high side, especially with the S&P 500 dividend yield at just 2.4%.

Therefore, we continue to carry a below-normal equity allocation. Common stocks still represent 49% of the portfolio, while preferred and convertible securi-ties represent 9% of the portfolio. Our major concentrations remain in the energy and financial services sectors, where fundamentals and valuations appear sound. We are also finding some good values in the telephone industry, the electric utility industry and the defense/aerospace industry.

The bond portion of the portfolio has increased from 33% to 34%, while the cash position has decreased from 10% to 8%. Our duration remains around six years, and corporate bonds make up the majority of the portfolio. However, we have recently been adding more Treasury securities.

UTILITIES SERIES
Declining interest rates provided a positive environment for utility stocks over the past 12 months and helped bring their performance in line with broad market averages. For the 12 months ended December 31, 1995, the Series provided a total return of +32.36%. Currently, the Series remains overweighted in domes-tic utility stocks relative to the S&P Utility Index (an unmanaged, market-val-ue-weighted index of all utility stocks in the S&P 500).

Although competition is emerging in this industry, the pace of change is slower than had been anticipated. The Series is currently emphasizing electric utili-ties which are taking the necessary steps to improve their competitive posi-tion. At this juncture, we believe the mid-tier-quality group offers much higher risk-adjusted returns than the high-quality segment. Portland General and PECO Energy, among the Series' largest holdings, fit these criteria. The Series is underweighted in the regional Bell operating companies because we believe most of the good news in terms of legislation and growth prospects is reflected in the prices of these stocks, which have been strong performers so far this year. Although stocks of the long-distance companies have been solid performers, the Series remains overweighted in these stocks because we are see-ing accelerating growth in long-distance volumes and more reasonable valuations in these stocks. Two of the Series' largest holdings, Frontier Corp. and MCI Com-munications, are in the long-distance telephone sector. The Series is also overweighted in gas utility stocks, focusing on pipeline companies with expan-sion opportunities and/or those which are improving the performance of their non-regulated subsidiaries. Williams Cos. and Westcoast Energy are two such companies.

Currently, 16% of the Series' total net assets are invested in international utilities. These investments typically offer good growth opportunities and more favorable regulatory treatment than domestic utilities. For example, we believe Tele Danmark, the Series' largest international holding, offers solid earnings and dividend growth.

Finally, Real Estate Investment Trusts (REITs) currently comprise about 10% of the Series' total net assets. We believe these investments offer above-average dividend growth with superior yield potential. In keeping with our strategy of remaining well-diversified, we have invested in storage, health care, indus-trial-office and manufactured-housing REITs.

WORLD ASSET ALLOCATION SERIES
For the 12 months ended December 31, 1995, the Series provided a total return of +21.56%. This compares to the one-year returns for the following unmanaged indices: +37.53% for the S&P 500; +11.55% for the Morgan Stanley Capital International EAFE Index (the MSCI), an unmanaged index of international stocks; +18.47% for the Lehman Brothers Aggregate Bond Index (an unmanaged index of government and corporate bonds including Treasury, agency, and corpo-rate bond issues and mortgage-backed securities); and +21.11% for the J.P. Morgan Non-Dollar Index (an unmanaged index of international bonds). The Series has continued to find attractive investments in both stocks and bonds. Our selections have focused on core European countries and certain nations in Asia, as well as the United States. The asset allocations of the Series have been relatively unchanged during this period, following the guidance of our quantitative models, which continue to suggest that value is to be found in the overseas equity markets. Our managers agree with this assessment, citing the slowing of earnings and the weakening economy in the United States, and the relative attractiveness of Asia and selected markets in Europe, where growth rates remain steady and where the economic cycles are not as advanced. In addition, the Series has largely been under-invested in stocks relative to its benchmarks (considered a neutral position) and, consequently, is over-invested in bonds. Our bond outlook is based not only on the relative attrac-tiveness of bonds, but also on the absolute value of international bonds. Prices of these bonds reflect our favorable expectations for returns relative to the outlook for inflation around the world, and the current disinflationary trends which seem likely to persist. In the stock arena, we have a mix of value and growth stocks, with a greater emphasis on cyclical and retail stocks in economies where growth still seems to be on an upward path.

Currently, targeted allocations are as follows: 70% stocks (45% international and 25% domestic); 30% bonds (20% international and 10% high yield); and 0% cash. In the United States, equity holdings range across a variety of indus-tries and incorporate both value and growth strategies. Recent additions include Fort Howard Paper, a producer of recycled tissue paper; BMC Software, a provider of mainframe and client server software; and Prudential Reinsur-ance, a property casualty insurance company. Internationally, we emphasize stock selection as opposed to country or industry selection. Priority is placed on companies which we believe will generate above-average earnings growth and which are trading at attractive valuations, regardless of their home country.

Over the past three months, the European and Canadian/Latin American weighting has declined with an offsetting increase in Asia/Pacific. We are beginning to see more opportunities in the developing markets of Southeast Asia. Converse-ly, fundamentals in Europe have begun to deteriorate, causing us to reassess and sell a number of holdings in that part of the world.

The high-yield corporate bond sector continues to be weighted toward the high-er-quality credits in the high-yield bond market, with an emphasis on compa-nies that generate significant free cash flow which will enable them to reduce debt over the coming year. Global bond markets, meanwhile, continue to rally on the basis of moderate global growth, benign inflation, fiscal austerity programs and the easing of monetary policies. In many instances yields have approached or dropped below levels last seen in late 1993, that is, prior to the bear market of 1994. While this fact suggests some cause for caution, both fundamental and technical factors suggest that these levels may be more sus-tainable this time.

WORLD GOVERNMENTS SERIES
During the 12 months ended December 31, 1995, the Series provided a total return of +15.69%, under- performing the +19.31% return of the J.P. Morgan Global Government Bond Index (an unmanaged index of bonds issued from 13 coun-tries with remaining maturities of at least one year). According to Lipper Analytical Services, an independent firm which rates performance, the average return for the portfolios in its general world income category within the variable annuity universe was +14.48% during 1995.

Two of the best-performing markets were found within the U.S. dollar bloc, notably Canada and Australia. Both countries continue to possess lower infla-tion than the U.S. market, as well as higher real rates and attractive nominal yield spreads to the U.S. market. The portfolio's performance was enhanced by overweighted positions in both of these markets. However, overall performance was negatively impacted by lower durations in the U.S. bonds held during the first half of the year. In the European bloc, the best-performing markets were those of Sweden and Spain. Following interest rate cuts throughout western Europe, the portfolio benefited from overweighted European bond positions. More specifically, the core markets, such as Germany and the Netherlands, con-tinued to provide solid returns against a backdrop of slow growth, low infla-tion, and declining interest rates. Other markets, such as Denmark's, offered a combination of higher yields with moderate growth and low inflation. The higher-yielding European markets have recovered during the past six months, and the portfolio has benefited by increasing the weighting and lengthening the duration in both Spanish and Italian issues.

In currency terms, the dollar did recover some ground lost during the first half of the year. The Japanese yen was especially strong over the first half but gave back all these gains versus the dollar by year-end. Due in part to falling German inflation compared to stable U.S. inflation, the German mark appreciated 7.7% over the dollar for the year. However, with the likelihood of a budget resolution in the United States combined with favorable U.S. short-term interest rate spreads, the dollar consolidated at year-end and now appears relatively attractive.

WORLD GROWTH SERIES
For the fiscal year ended December 31, 1995, the Series provided a total return of +16.06%, as compared to returns of +37.53% for the S&P 500 and +21.32% for the MSCI World Index. The past year was a difficult one for many overseas stock markets. Political and economic disruptions and volatile cur-rencies resulted in market corrections in both emerging and developed foreign markets. The Series reflected this volatility. While a number of our holdings in Japan and in emerging markets led us to underperform our benchmarks, we anticipate that these investments will position us well for the year to come.

Our focus continues to be on the fastest-growing companies in the world, in what we consider to be the three most attractive markets with the best long-term growth potential. While such high growth can lead to higher volatility, we believe it also offers the greatest opportunity for capital appreciation. In the United States, the emphasis is on leading emerging growth companies that can achieve earnings growth rates of 20% or more through significant gains in market share in rapidly growing markets. In other developed interna-tional markets such as Europe and Japan, the focus is on "world-class" compa-nies with significant earnings leverage coming from recovering economies, improving fundamentals, business restructuring or new products. In emerging markets, the emphasis is on companies which are global low-cost producers, or beneficiaries of privatization, infrastructure growth, and consumer demand.

The Series' performance has been helped by its overweighting in the United States, which has been one of the world's best markets over the past year, and by its overweighting in technology, which was one of the best-performing sec-tors. Results in the United States were also enhanced by an underweighting in HMO's and nursing homes, where there were disappointments on the cost and reimbursement fronts.

The Series' performance was negatively affected by its investments in Japan, where the strengthening yen hurt many of the export-oriented auto and consumer electronics companies in which the Series was overweighted. European markets and economies were also negatively impacted by the weakening dollar. The out-look for international markets seems more favorable than it has been in a long time given reasonable valuations, supportive interest rate trends, and the likelihood of substantial improvement in corporate profits from depressed lev-els. Our focus in developed foreign markets continues to be on telecommunica-tions, electron-ics, pharmaceutical, and automotive companies with significant earnings from recovering home and export economies and new products.

The Series' performance was also hurt by its investments in Latin American and Southeast Asian emerging markets, where currency devaluations and rising interest rates contributed to declines of 20% to 50% in several markets. We have used these pullbacks as opportunities to add to our holdings, because we believe that many of the difficulties in the emerging markets are behind them and that a recovery in growth lies ahead. In markets such as Hong Kong and China, our focus is on companies producing consumer products, which are bene-fiting from increasing leisure time and disposable income. In Latin America, the emphasis is on companies in industries such as steel and telecommunica-tions, which are benefiting from the infrastructure being put in place. In summary, we believe the declines that many of the world's markets have experi-enced over the past year have created some excellent values.

WORLD TOTAL RETURN SERIES
During the past year, the Series experienced a total return of +17.90%. Among factors having a positive effect on the equity holdings during this period were overweightings in the United States and an underweighting in Japan. Other countries which were overweighted and did well were Sweden and the Nether-lands. Countries hurting performance were France, Italy and Australia. In the various industry sectors, our holdings in financial services stocks did well, as did pharmaceutical stocks. The absence of much in the way of technology stocks, except IBM, hurt performance.

As we enter 1996, the equity position of the Series has 53% of assets invested in U.S. and foreign stocks and convertible securities. Foreign holdings in 17 countries account for approximately 62% of the total equity position, higher than earlier in the year, and likely to go higher still, since the United States is unlikely to repeat 1995's outperformance. Far Eastern holdings, including Japanese stocks, are likely to be increased. For some time now our stock investments have been concentrated in companies that are not dependent upon the business cycle for them to outperform. Approximately 61% of the hold-ings are in financial services stocks, industrial goods, utilities, special situation retailers, and energy stocks, all of which we anticipate will per-form well in a slower growth economy.

The majority of our foreign-based fixed-income holdings remains in Europe. The core markets, such as Germany and the Netherlands, continue to provide solid returns against a backdrop of slow growth, low inflation, and declining offi-cial interest rates and remain an important anchor to our foreign holdings. Other European markets, such as Denmark's, offer a combination of higher yields with moderate growth and low inflation. The highest-yielding markets have recovered over the last six months, and the Series has increased both its bond and currency weightings in these markets. The first part of 1996 will likely be supportive of fixed-income investments. Moderate to slow growth, with commensurate declines in overall inflation rates, could lead to further reductions in official interest rates.

ZERO COUPON SERIES 2000 PORTFOLIO
The 2000 Portfolio exhibited a strong performance in 1995, with a total return of +19.88%, as intermediate-term Treasury notes moved lower during the period, with yields on five-year Treasuries declining from 7.75% to 5.50%. The portfo-lio consists of discounted coupon or principal payments, which are stripped from U.S. Treasury securities in order to provide a predictable and compounded rate of return. With no interest payments prior to maturity, the portfolio is more sensitive to interest rate changes than are comparable bond funds with similar maturities. For that reason, the total return of the portfolio in the declining interest rate environment of 1995 was higher than the return that could have been obtained directly from Treasury securities or similar instru-ments. However, while there will be fluctuations within the portfolio subject to interest rate moves, all portfolio holdings are guaranteed by the U.S. Treasury at maturity. (While the guarantees do not apply to the individual units of the Series, they assure a specified return to contract owners who hold their units to the maturity of the Series.)

PERFORMANCE
The following information illustrates the growth of a hypothetical $10,000 investment for each Series during the period indicated. Past performance is no guarantee of future results. These results do not reflect the deduction of sep-arate account charges.

CAPITAL APPRECIATION SERIES

For the 10-year period through December 31, 1995.


                             [GRAPH APPEARS HERE]

                  1/1/86       10,000       10,000      10,000
                 12/31/86      12,134       11,868      10,113
                 12/31/87      12,425       12,490      10,559
                 12/31/88      13,328       14,558      11,026
                 12/31/89      19,581       19,163      11,538
                 12/31/90      17,684       18,567      12,242
                 12/31/91      24,926       24,212      12,618
                 12/31/92      28,317       26,054      12,984
                 12/31/93      33,414       28,674      13,340
                 12/31/94      32,211       29,051      13,697
                 12/31/95      43,311       39,955      14,045

Capital Appreciation Series
_______

S&P 500
-------

CPI
__ __


AVERAGE ANNUAL TOTAL RETURNS

                             1 Year 3 Years 5 Years 10 Years
------------------------------------------------------------
Capital Appreciation Series  +34.46 +15.22  +19.62   +15.79
S&P 500**                    +37.53 +15.32  +16.56   +14.86
Consumer Price Index+**      + 2.54 + 2.65  + 2.79   + 3.46

+ The Consumer Price Index is a popular measure of change in prices. ** Source: Lipper Analytical Services, Inc.

CONSERVATIVE GROWTH SERIES

For the period from December 1, 1986 to December 31, 1995.

                             [GRAPH APPEARS HERE]

                  12/1/86      10,000       10,000      10,000
                 12/31/86       9,999        9,745      10,009
                 12/31/87       9,797       10,256      10,450
                 12/31/88      10,523       11,955      10,912
                 12/31/89      14,309       15,737      11,419
                 12/31/90      13,811       15,247      12,117
                 12/31/91      18,885       19,883      12,488
                 12/31/92      19,962       21,395      12,850
                 12/31/93      21,645       23,547      13,203
                 12/31/94      21,408       23,856      13,556
                 12/31/95      29,418       32,810      13,901

Conservative Growth Series
_______

S&P 500
-------

CPI
__ __


AVERAGE ANNUAL TOTAL RETURNS

                                                   11/14/86*-
                            1 Year 3 Years 5 Years  12/31/95
-------------------------------------------------------------
Conservative Growth Series  +37.41 +13.80  +16.33    +12.54
S&P 500**                   +37.53 +15.32  +16.56    +13.97
Consumer Price Index**      + 2.54 + 2.65  + 2.79    + 3.69

* Commencement of investment operations. Benchmark comparisons are from 12/01/86.
** Source: Lipper Analytical Services, Inc.

EMERGING GROWTH SERIES

For the period from May 1, 1995 to December 31, 1995.

                             [GRAPH APPEARS HERE]

            5/1/95            10,000     10,000    10,000    10,000
           5/31/95            10,080     10,172    10,399    10,020
           6/30/95            10,480     10,700    10,640    10,040
           7/31/95            11,310     11,316    10,993    10,040
           8/31/95            11,490     11,550    11,020    10,066
           9/30/95            12,020     11,758    11,485    10,086
          10/31/95            12,180     11,231    11,444    10,118
          11/30/95            12,710     11,702    11,946    10,112
          12/31/95            12,680     12,011    12,178    10,105

Emerging Growth Series
_____

Russell 2000 Index
 .......

S&P 500
-------

CPI
__ __


AGGREGATE TOTAL RETURNS

                         5/01/95*-
                         12/31/95
----------------------------------
Emerging Growth Series    +26.80
Russell 2000 Index(S)**   +20.11
S&P 500**                 +21.76
Consumer Price Index**    + 1.05

*  Commencement of investment operations.
(S)An unmanaged index of 2,000 of the smallest U.S.-domiciled company common stocks traded in the U.S. on the New York Stock Exchange, the American Stock Exchange and NASDAQ.
** Source: Lipper Analytical Services, Inc.


GOVERNMENT SECURITIES SERIES

For the 10-year period through December 31, 1995.

                             [GRAPH APPEARS HERE]

           1/1/86             10,000     10,000    10,000
         12/31/86             11,637     11,494    10,113
         12/31/87             11,978     11,823    10,559
         12/31/88             12,888     12,719    11,026
         12/31/89             14,541     14,576    11,538
         12/31/90             15,837     15,949    12,242
         12/31/91             18,341     18,415    12,618
         12/31/92             19,591     19,730    12,984
         12/31/93             21,295     21,560    13,340
         12/31/94             20,824     20,966    13,697
         12/31/95             24,501     24,702    14,045


Government Securities Series
______

Lahman Brothers Government/Mortgage Index
 ......

CPI
__ __


AVERAGE ANNUAL TOTAL RETURNS

                                       1 Year 3 Years 5 Years 10 Years
----------------------------------------------------------------------
Government Securities Series           +17.66  +7.74   +9.12   +9.38
Lehman Brothers Govt./Mortgage Index*  +17.82  +7.78   +9.14   +9.46
Consumer Price Index**                 + 2.54  +2.65   +2.79   +3.46

*  Source: Asset Investment Management (AIM).
** Source: Lipper Analytical Services, Inc.

HIGH YIELD SERIES

For the 10-year period through December 31, 1995.


                             [GRAPH APPEARS HERE]

                   1/1/86       10,000     10,000      10,000
                 12/31/86       11,482     11,653      10,113
                 12/31/87       11,603     11,951      10,559
                 12/31/88       13,333     13,054      11,026
                 12/31/89       13,176     14,892      11,538
                 12/31/90       11,311     15,943      12,242
                 12/31/91       16,681     18,893      12,618
                 12/31/92       19,181     20,536      12,984
                 12/31/93       22,571     23,032      13,340
                 12/31/94       22,083     22,127      13,697
                 12/31/95       25,823     27,049      14,045

High Yield Series
-------
Lehman Brothers Corporation Bond Index
 .....
CPI
-- --

AVERAGE ANNUAL TOTAL RETURNS

                                    1 Year 3 Years 5 Years 10 Years
-------------------------------------------------------------------
High Yield Series                   +16.93 +10.42  +17.95   + 9.95
Lehman Brothers Corp. Bond Index**  +22.25 + 9.62  +11.15   +10.46
Consumer Price Index**              + 2.54 + 2.65  + 2.79   + 3.46

** Source: Lipper Analytical Services, Inc.


MANAGED SECTORS SERIES

For the period from June 1, 1988 to December 31, 1995.

                             [GRAPH APPEARS HERE]


                   6/1/88       10,000     10,000      10,000
                 12/31/88       10,478     10,817      10,255
                 12/31/89       15,225     14,239      10,732
                 12/31/90       13,627     13,796      11,387
                 12/31/91       22,097     17,990      11,736
                 12/31/92       23,530     19,359      12,077
                 12/31/93       24,489     21,306      12,409
                 12/31/94       24,014     21,586      12,740
                 12/31/95       31,769     29,688      13,064

Managed Sectors Series
-----
S&P 500
------
CPI
-- --

AVERAGE ANNUAL TOTAL RETURNS

                                               5/27/88*-
                        1 Year 3 Years 5 Years 12/31/95
--------------------------------------------------------
Managed Sectors Series  +32.29 +10.53  +18.44   +16.43
S&P 500**               +37.53 +15.32  +16.56   +15.43
Consumer Price Index**  + 2.54 + 2.65  + 2.79   + 3.59

* Commencement of investment operations. Benchmark comparisons are from 6/01/88.
** Source: Lipper Analytical Services, Inc.

RESEARCH SERIES

For the period from December 1, 1994 to December 31, 1995.

                             [GRAPH APPEARS HERE]

            12/1/94         10,000           10,000          10,000
           12/31/94         10,050           10,148          10,000
            1/31/95         10,050           10,411          10,040
            2/28/95         10,447           10,816          10,080
            3/31/95         10,783           11,135          10,114
            4/30/95         10,939           11,463          10,147
            5/31/95         11,336           11,920          10,167
            6/30/95         11,723           12,197          10,187
            7/31/95         12,476           12,601          10,187
            8/31/95         12,527           12,632          10,214
            9/30/95         12,944           13,165          10,234
           10/31/95         13,005           13,118          10,267
           11/30/95         13,463           13,693          10,261
           12/31/95         13,819           13,957          10,254

Research Series
------
S&P 500
- - -
CPI
-- --

AVERAGE ANNUAL TOTAL RETURNS

                                               11/07/94*-
                        1 Year 3 Years 5 Years  12/31/95
---------------------------------------------------------
Research Series         +37.50   --      --      +30.59
S&P 500**               +37.53   --      --      +36.04
Consumer Price Index**  + 2.54   --      --      + 2.34

* Commencement of investment operations. Benchmark comparisons are from 12/01/94.
** Source: Lipper Analytical Services, Inc.


TOTAL RETURN SERIES

For the period from June 1, 1988 to December 31, 1995.

                             [GRAPH APPEARS HERE]

      6/1/88         10,000         10,000         10,000        10,000
    12/31/88         10,542         10,517         10,817        10,255
    12/31/89         12,386         12,014         14,239        10,732
    12/31/90         12,719         13,009         13,796        11,387
    12/31/91         15,466         15,107         17,990        11,736
    12/31/92         16,792         18,252         19,359        12,077
    12/31/93         19,036         18,045         21,306        12,409
    12/31/94         18,614         17,412         21,586        12,740
    12/31/95         23,587         20,763         29,688        13,064

Research Series
------
S&P 500
- - -
CPI
-- --

AVERAGE ANNUAL TOTAL RETURNS

                                                                 5/11/88*-
                                          1 Year 3 Years 5 Years 12/31/95
--------------------------------------------------------------------------
Total Return Series                       +26.71 +11.99  +13.15   +11.92
Lehman Brothers Govt./Corp. Bond Index**  +19.24 + 8.51  + 9.80   +10.11
S&P 500**                                 +37.53 +15.32  +16.56   +15.43
Consumer Price Index**                    + 2.54 + 2.65  + 2.79   + 3.59

* Commencement of investment operations. Benchmark comparisons are from 6/01/88.
** Source: Lipper Analytical Services, Inc.

UTILITIES SERIES

For the period from December 1, 1993 to December 31, 1995.

                             [GRAPH APPEARS HERE]

  12/1/93        10,000        10,000        10,000
 12/31/93        10,090         9,948        10,000
  3/31/94         9,667         9,127        10,096
  6/30/94         9,409         9,125        10,151
  9/30/94         9,711         9,168        10,247
 12/31/94         9,590         9,158        10,267
  3/31/95         9,882         9,790        10,384
  6/30/95        10,778        10,517        10,460
  9/30/95        11,773        11,697        10,508
 12/31/95        12,694        12,924        10,528

Utilities Series
---------
S&P Utility Index
- - - -
CPI
-- --

AVERAGE ANNUAL TOTAL RETURNS

                                               11/16/93*-
                        1 Year 3 Years 5 Years  12/31/95
---------------------------------------------------------
Utilities Series        +32.36   --      --      +11.52
S&P Utility Index**     +41.13   --      --      +13.10
Consumer Price Index**  + 2.54   --      --      + 2.50

* Commencement of investment operations. Benchmark comparisons are from 12/01/93.
** Source: Lipper Analytical Services, Inc.


WORLD ASSET ALLOCATION SERIES

For the period from December 1, 1994 to December 31, 1995.

                             [GRAPH APPEARS HERE]

   12/1/94     10,000     10,000    10,000    10,000    10,000    10,000
  12/31/94     10,048     10,148     9,998    10,089    10,085    10,000
   1/31/95      9,830     10,411    10,220    10,268     9,881    10,040
   2/28/95     10,000     10,816    10,519    10,512     9,655    10,080
   3/31/95     10,349     11,135    11,401    10,577    10,260    10,114
   4/30/95     10,636     11,463    11,612    10,725    10,649    10,147
   5/31/95     10,946     11,920    11,886    11,140    10,525    10,167
   6/30/95     11,086     12,197    11,927    11,221    10,343    10,187
   7/31/95     11,506     12,601    12,040    11,196    10,990    10,187
   8/31/95     11,446     12,632    11,417    11,331    10,573    10,214
   9/30/95     11,696     13,165    11,779    11,442    10,782    10,234
  10/31/95     11,726     13,118    11,861    11,590    10,495    10,267
  11/30/95     11,876     13,693    11,985    11,764    10,790    10,261
  12/31/95     12,216     13,957    12,106    11,929    11,228    10,254

World asset allocation series          MSCI EAFE INDEX
-----                                  - - - -
S&P 500                                CPI
- - -                                  -- --
J.P. Morgan NON U.S. Global Bond Index
 .......
Lehman Brothers Aggregate Bond Index
- - - -

AVERAGE ANNUAL TOTAL RETURNS

                                                                11/07/94*-
                                         1 Year 3 Years 5 Years  12/31/95
--------------------------------------------------------------------------
World Asset Allocation Series            +21.56   --      --      +19.16
S&P 500**                                +37.53   --      --      +36.04
J.P. Morgan Non-U.S. Global Bond Index+  +21.11   --      --      +19.30
Lehman Brothers Aggregate Bond Index**   +18.47   --      --      +17.68
MSCI EAFE Index**                        +11.55   --      --      +11.28
Consumer Price Index**                   + 2.54   --      --      + 2.34

* Commencement of investment operations. Benchmark comparisons are from 12/01/94.
+ Source: AIM.
** Source: Lipper Analytical Services, Inc.

WORLD GOVERNMENTS SERIES

For the period from June 1, 1988 to December 31, 1995.

                             [GRAPH APPEARS HERE]


               6/1/88         10,000         10,000         10,000
             12/31/88         10,414         10,429         10,255
             12/31/89         11,442         11,139         10,732
             12/31/90         12,971         12,451         11,387
             12/31/91         14,896         14,373         11,736
             12/31/92         14,976         15,028         12,077
             12/31/93         17,798         16,871         12,409
             12/31/94         17,005         17,083         12,740
             12/31/95         19,672         20,382         13,064

World Government Series
-------
J.P. Morgan Global Government Bond Index
 ........
CPI
-- --

AVERAGE ANNUAL TOTAL RETURNS

                                                            5/16/88*-
                                     1 Year 3 Years 5 Years 12/31/95
---------------------------------------------------------------------
World Governments Series             +15.69 + 9.52  + 8.69    +9.29
J.P. Morgan Global Govt Bond Index+  +19.31 +10.69  +10.36    +9.85
Consumer Price Index**               + 2.54 + 2.65  + 2.79    +3.59

* Commencement of investment operations. Benchmark comparisons are from 6/01/88.
+ Source: AIM.
** Source: Lipper Analytical Services, Inc.


WORLD GROWTH SERIES

For the period from December 1, 1993 to December 31, 1995.

                             [GRAPH APPEARS HERE]

         12/1/93     10,000     10,000     10,000     10,000     10,000
        12/31/93     10,618     10,491     10,342     10,121     10,000
         3/31/94     10,648     10,568     10,066      9,738     10,096
         6/30/94     10,542     10,898      9,673      9,778     10,151
         9/30/94     11,371     11,144     10,345     10,256     10,247
        12/31/94     10,921     11,077     10,153     10,254     10,267
         3/31/95     10,832     11,810     10,622     11,251     10,384
         6/30/95     11,495     12,120     11,618     12,324     10,460
         9/30/95     12,480     12,813     12,765     13,302     10,508
        12/31/95     12,675     13,438     13,042     14,102     10,528

World Growth Series
-------
MSCI World Index
 .....
Russel 2000 Index
- - - -
S&P 500
- - -
CPI
-- --
AVERAGE ANNUAL TOTAL RETURNS

                                               11/16/93*-
                        1 Year 3 Years 5 Years  12/31/95
---------------------------------------------------------
World Growth Series     +16.06   --      --      +11.92
MSCI World Index**      +21.32   --      --      +15.24
Russell 2000 Index**    +28.45   --      --      +13.60
S&P 500**               +37.53   --      --      +17.94
Consumer Price Index**  + 2.54   --      --      + 2.50

* Commencement of investment operations. Benchmark comparisons are from 12/01/93.
** Source: Lipper Analytical Services, Inc.

WORLD TOTAL RETURN SERIES

For the period from December 1, 1994 to December 31, 1995.

                             [GRAPH APPEARS HERE]


              12/1/94     10,000     10,000     10,000     10,000
             12/31/94     10,048     10,148     10,068     10,000
              1/31/95      9,830     10,411     10,060     10,040
              2/28/95     10,000     10,816     10,253     10,080
              3/31/95     10,349     11,135     10,760     10,114
              4/30/95     10,636     11,463     11,055     10,147
              5/31/95     10,945     11,920     11,236     10,167
              6/30/95     11,088     12,197     11,263     10,187
              7/31/95     11,508     12,601     11,624     10,187
              8/31/95     11,448     12,632     11,340     10,214
              9/30/95     11,696     13,165     11,642     10,234
             10/31/95     11,726     13,118     11,579     10,267
             11/30/95     11,876     13,693     11,873     10,261
             12/31/95     12,216     13,957     12,142     10,254

World Total Return Series
-----
S&P 500
- - -
MSCI World IX - J.P. Morgan Global Gov't Bond IX - 40%
 ......
CPI
-- --


AVERAGE ANNUAL TOTAL RETURNS

                                                                 11/07/94*-
                                          1 Year 3 Years 5 Years  12/31/95
---------------------------------------------------------------------------
World Total Return Series                 +17.90    --      --     +15.82
S&P 500**                                 +37.53    --      --     +36.04
60% MSCI World Index
40% J.P. Morgan Global Govt. Bond Index+  +20.59    --      --     +19.62
Consumer Price Index**                    + 2.54    --      --     + 2.34

* Commencement of investment operations. Benchmark comparisons are from December 1, 1994.
+ Source: AIM.
** Source: Lipper Analytical Services, Inc.


ZERO COUPON SERIES -- 2000 PORTFOLIO

For the period from December 1, 1986 to December 31, 1995.

                             [GRAPH APPEARS HERE]

                    12/1/86     10,000     10,000     10,000
                   12/31/86      9,730     10,014     10,009
                   12/31/87      8,771      9,940     10,450
                   12/31/88      9,844     10,660     10,912
                   12/31/89     11,909     12,387     11,419
                   12/31/90     12,614     13,413     12,117
                   12/31/91     15,205     15,761     12,488
                   12/31/92     16,450     16,981     12,850
                   12/31/93     18,923     19,147     13,203
                   12/31/94     17,600     18,087     13,556
                   12/31/95     21,099     22,223     13,901

Zero Coupon Series - 2000 Portfolio
-------
Merrill Lynch 7-10 Year Treasury Index
 .......
CPI
-- --

AVERAGE ANNUAL TOTAL RETURNS

                                                                   11/14/86*-
                                            1 Year 3 Years 5 Years  12/31/95
-----------------------------------------------------------------------------
Zero Coupon
 Series -- 2000 Portfolio                   +19.88  +8.65  +10.84    +8.52
Merrill Lynch 7-10 Year Treasury Index(S)+  +23.01  +9.38  +10.63    +9.19
Consumer Price Index**                      + 2.54  +2.65  + 2.79    +3.69

* Commencement of investment operations. Benchmark comparisons are from 12/01/86.
(SAn)unmanaged index of coupon-bearing Treasury issues exclusive of Flower Bonds with a maturity of 7 to 9.9 years.
+ Source: AIM.
** Source: Lipper Analytical Services, Inc.

PORTFOLIO OF INVESTMENTS -- December 31, 1995
CAPITAL APPRECIATION SERIES
COMMON STOCKS -- 96.7%

Issuer                                                     Shares     Value

U.S. STOCKS -- 92.5%
AEROSPACE -- 3.2%
General Dynamics Corp.....................................  62,900 $  3,718,963
Lockheed Martin Corp...................................... 112,200    8,863,800
McDonnell-Douglas Co...................................... 138,200   12,714,400
                                                                   ------------
                                                                   $ 25,297,163
                                                                   ------------
AGRICULTURAL PRODUCTS -- 4.5%
AGCO Corp................................................. 275,000 $ 14,025,000
Case Corp................................................. 160,900    7,361,175
Deere & Co., Inc. ........................................ 309,900   10,923,975
Varity Corp.*.............................................  89,700    3,330,112
                                                                   ------------
                                                                   $ 35,640,262
                                                                   ------------
AIRLINES -- 1.6%
Southwest Airlines Co..................................... 539,900 $ 12,552,675
                                                                   ------------
APPAREL AND TEXTILES -- 1.0%
Nike, Inc., "B"........................................... 111,200 $  7,742,300
                                                                   ------------
AUTOMOTIVE -- 2.9%
APS Holding Corp.*........................................ 264,800 $  5,958,000
General Motors Corp....................................... 182,300    9,639,112
Harley-Davidson, Inc...................................... 272,900    7,845,875
                                                                   ------------
                                                                   $ 23,442,987
                                                                   ------------
BUSINESS SERVICES -- 4.3%
ADT Ltd.*................................................. 514,100 $  7,711,500
Alco Standard Corp. ...................................... 196,000    8,942,500
Ceridian Corp.*........................................... 242,400    9,999,000
Corestaff, Inc.*..........................................  11,100      405,150
DST Systems, Inc.*........................................ 126,700    3,610,950
Policy Management Systems Corp.*..........................  72,700    3,462,338
                                                                   ------------
                                                                   $ 34,131,438
                                                                   ------------
CELLULAR TELEPHONES -- 0.4%
AirTouch Communications, Inc.*............................ 115,600 $  3,265,700
                                                                   ------------
CHEMICALS -- 0.7%
Geon Co................................................... 237,800 $  5,796,375
                                                                   ------------
COMPUTER SOFTWARE -- PERSONAL COMPUTERS -- 4.8%
Arbor Software Corp.*.....................................   2,300 $    108,675
Autodesk, Inc............................................. 180,800    6,192,400
Electronic Arts, Inc.*.................................... 455,700   11,905,162
Microsoft Corp.*.......................................... 213,900   18,769,725
Spectrum Holobyte, Inc.*.................................. 178,100    1,157,650
                                                                   ------------
                                                                   $ 38,133,612
                                                                   ------------
COMPUTER SOFTWARE -- SYSTEMS -- 11.8%
Adobe Systems, Inc. ...................................... 194,100 $ 12,034,200
BMC Software, Inc.*....................................... 368,000   15,732,000
Cadence Design Systems, Inc.*............................. 370,000   15,540,000

Issuer                                                     Shares     Value

U.S. STOCKS -- continued
COMPUTER SOFTWARE -- SYSTEMS -- continued
Computer Associates International, Inc.................... 214,300 $ 12,188,312
General Motors Corp., "E"................................. 111,000    5,772,000
Micro Systems, Inc.* ..................................... 156,000    7,683,000
Oracle Systems Corp.*..................................... 270,200   11,449,725
Sybase, Inc.*............................................. 367,700   13,237,200
System Software Associates, Inc. .........................  24,000      522,000
                                                                   ------------
                                                                   $ 94,158,437
                                                                   ------------
CONSUMER GOODS AND SERVICES -- 6.2%
Philip Morris Cos., Inc. ................................. 242,300 $ 21,928,150
Service Corp. International ..............................  46,400    2,041,600
Tyco International Ltd. .................................. 704,000   25,080,000
                                                                   ------------
                                                                   $ 49,049,750
                                                                   ------------
DEFENSE ELECTRONICS -- 1.1%
Loral Corp. .............................................. 257,300 $  9,101,987
                                                                   ------------
ELECTRONICS -- 5.2%
Altera Corp.*.............................................  20,000 $    995,000
Analog Devices, Inc. ..................................... 116,400    4,117,650
ESS Technology, Inc.*.....................................  26,900      618,700
Intel Corp. .............................................. 320,600   18,194,050
LSI Logic Corp.*.......................................... 347,200   11,370,800
National Semiconductor Corp.*.............................  85,300    1,897,925
Xilinx, Inc. ............................................. 143,700    4,382,850
                                                                   ------------
                                                                   $ 41,576,975
                                                                   ------------
ENTERTAINMENT -- 4.0%
Argosy Gaming Corp.*......................................  71,300 $    543,662
Harrah's Entertainment, Inc. ............................. 810,300   19,649,775
Infinity Broadcasting Corp., "A".......................... 135,000    5,028,750
Mirage Resorts, Inc.*..................................... 199,000    6,865,500
National Gaming Corp.*....................................  12,200      144,875
                                                                   ------------
                                                                   $ 32,232,562
                                                                   ------------
FINANCIAL INSTITUTIONS -- 4.1%
Federal Home Loan Mortgage Corp. ......................... 164,500 $ 13,735,750
Financial Federal Corp.*.................................. 106,800    2,389,650
Finova Group, Inc. ....................................... 108,200    5,220,650
Schwab (Charles) Corp. ................................... 554,700   11,163,338
                                                                   ------------
                                                                   $ 32,509,388
                                                                   ------------
FOOD AND BEVERAGE PRODUCTS -- 2.1%
General Mills, Inc. ...................................... 135,000 $  7,796,250
Universal Foods Corp. .................................... 213,400    8,562,675
                                                                   ------------
                                                                   $ 16,358,925
                                                                   ------------

Issuer                                                     Shares     Value

U.S. STOCKS -- continued
FOREST AND PAPER PRODUCTS -- 1.0%
Kimberly Clark Corp. .....................................  98,100 $  8,117,775
                                                                   ------------
INSURANCE -- 1.2%
Amerin Corp.*............................................. 122,000 $  3,263,500
LaSalle Re Holdings Ltd.* ................................  62,100    1,420,538
Prudential Reinsurance Holdings, Inc. .................... 223,500    5,224,313
                                                                   ------------
                                                                   $  9,908,351
                                                                   ------------
MACHINERY -- 0.2%
IDEX Corp. ...............................................  37,000 $  1,507,750
                                                                   ------------
MEDICAL AND HEALTH PRODUCTS -- 1.5%
Johnson & Johnson......................................... 118,700 $ 10,163,688
Sofamor/Danek Group, Inc.*................................  71,300    2,023,137
                                                                   ------------
                                                                   $ 12,186,825
                                                                   ------------
MEDICAL AND HEALTH TECHNOLOGY AND
 SERVICES -- 6.8%
Community Health Systems*.................................  49,200 $  1,752,750
Foundation Health Corp.*.................................. 158,700    6,824,100
Genesis Health Ventures, Inc.*............................ 119,300    4,354,450
Health Care & Retirement Corp.*........................... 130,300    4,560,500
Henry Schein, Inc.* ......................................   6,500      191,750
Living Centers of America*................................ 115,900    4,056,500
Manor Care, Inc. ......................................... 231,500    8,102,500
United Healthcare Corp. .................................. 369,200   24,182,600
                                                                   ------------
                                                                   $ 54,025,150
                                                                   ------------
METALS AND MINERALS -- 3.4%
Allegheny Ludlum.......................................... 222,700 $  4,119,950
J & L Specialty Steel..................................... 164,000    3,075,000
Minerals Technologies, Inc. ..............................  85,900    3,135,350
Nucor Corp. .............................................. 191,300   10,928,013
Phelps Dodge Corp. .......................................  91,000    5,664,750
                                                                   ------------
                                                                   $ 26,923,063
                                                                   ------------
OILS -- 1.6%
Enron Oil & Gas...........................................  93,400 $  2,241,600
Mobil Corp. ..............................................  85,300    9,553,600
Union Pacific Resources Group, Inc. ......................  32,900      834,837
                                                                   ------------
                                                                   $ 12,630,037
                                                                   ------------
PHOTOGRAPHIC PRODUCTS -- 1.0%
Eastman Kodak Co.......................................... 118,600 $  7,946,200
                                                                   ------------
PRINTING AND PUBLISHING -- 0.7%
Reuters Holdings PLC, ADR................................. 105,600 $  5,821,200
                                                                   ------------
RAILROADS -- 1.2%
Wisconsin Central Transportation Corp.*................... 150,500 $  9,895,375
                                                                   ------------

Issuer                                                     Shares      Value

U.S. STOCKS -- continued
RESTAURANTS AND LODGING -- 4.6%
FelCor Suite Hotels, Inc. ...............................    71,900 $  1,995,225
HFS, Inc.* ..............................................   207,600   16,971,300
Promus Hotel Corp.*......................................   578,050   12,861,613
Renaissance Hotel Group* ................................   181,700    4,633,350
                                                                    ------------
                                                                    $ 36,461,488
                                                                    ------------
STORES -- 5.6%
Circuit City Stores, Inc. ...............................   219,800 $  6,071,975
Corporate Express, Inc. .................................    92,800    2,795,600
Duty Free International, Inc. ...........................    43,500      696,000
Federated Department Stores, Inc.*.......................   393,300   10,815,750
Intelligent Electronics, Inc. ...........................   353,100    2,118,600
Micro Warehouse, Inc. ...................................   101,000    4,368,250
Office Depot, Inc.*......................................   559,100   11,042,225
Officemax, Inc. .........................................   309,600    6,927,300
                                                                    ------------
                                                                    $ 44,835,700
                                                                    ------------
TELECOMMUNICATIONS -- 5.6%
3Com Corp. ..............................................   208,440 $  9,718,515
Cabletron Systems, Inc. .................................   123,000    9,963,000
Novell, Inc. ............................................   431,900    6,154,575
Tel-Save Holdings, Inc.* ................................   103,000    1,429,125
Tellabs, Inc.*...........................................   192,200    7,111,400
U.S. Robotics Corp. .....................................    49,700    4,361,175
WorldCom, Inc............................................   174,700    6,158,175
                                                                    ------------
                                                                    $ 44,895,965
                                                                    ------------
UTILITIES -- TELEPHONE -- 0.2%
MCI Communications Corp. ................................    48,300 $  1,261,837
                                                                    ------------
 Total U.S. Stocks
  (Identified Cost, $602,276,383).................................. $737,407,252
                                                                    ------------
FOREIGN STOCKS -- 4.2%
CANADA -- 0.3%
Canadian National Railway Co.* ..........................    13,800 $    207,000
Potash Corp. of Saskatchewan, Inc. (Precious Metals).....    26,000    1,842,750
                                                                    ------------
                                                                    $  2,049,750
                                                                    ------------
HONG KONG -- 0.4%
Peregrine Investment Holdings (Finance).................. 2,520,000 $  3,259,183
                                                                    ------------
ITALY -- 1.3%
Telecom Italia (Utilities -- Telephone)*................. 8,741,600 $ 10,202,141
                                                                    ------------
NEW ZEALAND -- 0.3%
Sky City Ltd.* (Entertainment)...........................   125,000 $  2,590,800
                                                                    ------------

Issuer                                                Shares         Value

FOREIGN STOCKS -- continued
SWEDEN -- 1.4%
Astra AB, "B" (Pharmaceuticals).................      265,900     $ 10,524,908
TV 4 AB
 (Telecommunications)...........................       19,700          340,964
                                                                  ------------
                                                                  $ 10,865,872
                                                                  ------------
UNITED KINGDOM -- 0.5%
PowerGen PLC (Utilities --Electric).............    1,156,200     $  3,966,953
                                                                  ------------
 Total Foreign Stocks
  (Identified Cost, $26,962,985)................................. $ 32,934,699
                                                                  ------------
 Total Common Stocks
  (Identified Cost, $629,239,368)................................ $770,341,951
                                                                  ------------
CONVERTIBLE BOND -- 0.1%
                                                 Principal Amount
                                                  (000 Omitted)
COMPUTER SOFTWARE -- SYSTEMS
Spectrum Holobyte, Inc., 6.5s, 2002##
 (Identified Cost, $940,000)....................       $  940     $    686,200
                                                                  ------------
SHORT-TERM OBLIGATIONS -- 3.3%
Federal National Mortgage Assn., due 1/11/96....       $6,270     $  6,260,508
Ford Motor Credit Corp., due 1/02/96 - 1/04/96..       20,410       20,402,951
                                                                  ------------
 Total Short-Term Obligations,
  at Amortized Cost.............................................. $ 26,663,459
                                                                  ------------
 Total Investments
  (Identified Cost, $656,842,827)................................ $797,691,610
OTHER ASSETS,
 LESS LIABILITIES -- (0.1)%......................................     (589,918)
                                                                  ------------
 Net Assets -- 100.0%............................................ $797,101,692
                                                                  ============

           See portfolio footnotes and notes to financial statements


PORTFOLIO OF INVESTMENTS -- December
31, 1995
CONSERVATIVE GROWTH SERIES
COMMON STOCKS -- 92.0%

Issuer                                                     Shares     Value

U.S. STOCKS -- 88.9%
AEROSPACE -- 5.8%
Allied Signal, Inc. ......................................  62,000 $  2,945,000
Boeing Co. ...............................................   6,500      509,437
General Dynamics Corp. ...................................  13,400      792,275
Lockheed Martin Corp. ....................................  49,048    3,874,792
McDonnell-Douglas Co. ....................................  52,800    4,857,600
Raytheon Co. .............................................  95,600    4,517,100
                                                                   ------------
                                                                   $ 17,496,204
                                                                   ------------
AGRICULTURAL PRODUCTS -- 1.2%
AGCO Corp. ...............................................  12,900 $    657,900
Case Corp. ...............................................  19,400      887,550
Deere & Co., Inc. ........................................  62,600    2,206,650
                                                                   ------------
                                                                   $  3,752,100
                                                                   ------------
APPAREL AND TEXTILES -- 2.0%
Intimate Brands, Inc.,"A".................................  13,500 $    202,500
Nike, Inc., "B"...........................................  59,700    4,156,613
VF Corp. .................................................  31,000    1,635,250
                                                                   ------------
                                                                   $  5,994,363
                                                                   ------------
AUTOMOTIVE -- 0.5%
Eaton Corp. ..............................................  15,500 $    831,187
General Motors Corp. .....................................  12,900      682,087
                                                                   ------------
                                                                   $  1,513,274
                                                                   ------------
BANKS AND CREDIT COMPANIES -- 7.8%
Chase Manhattan Corp. ....................................   9,700 $    588,062
Comerica, Inc. ...........................................   5,000      200,625
First Bank System, Inc. .................................. 117,500    5,830,937
First Chicago NBD Corp. ..................................  78,800    3,112,600
Firstar Corp. ............................................  40,000    1,585,000
National City Corp. ......................................  23,200      768,500
Northern Trust Co. .......................................  38,700    2,167,200
Norwest Corp. ............................................ 167,000    5,511,000
SunTrust Banks, Inc. .....................................  32,300    2,212,550
U.S. Bancorp..............................................  41,300    1,388,713
                                                                   ------------
                                                                   $ 23,365,187
                                                                   ------------
BIOTECHNOLOGY -- 0.3%
Guidant Corp. ............................................  21,624 $    913,614
                                                                   ------------
BUSINESS MACHINES -- 0.8%
Hewlett-Packard Co. ......................................  12,900 $  1,080,375
International Business Machines Corp. ....................  13,800    1,266,150
Xerox Corp. ..............................................   1,300      178,100
                                                                   ------------
                                                                   $  2,524,625
                                                                   ------------

Issuer                                                     Shares     Value

U.S. STOCKS -- continued
BUSINESS SERVICES -- 0.1%
Alco Standard Corp. ......................................   5,900 $    269,187
DST Systems, Inc. ........................................   5,000      142,500
                                                                   ------------
                                                                   $    411,687
                                                                   ------------
CELLULAR TELEPHONES -- 0.1%
AirTouch Communications, Inc. ............................   7,700 $    217,525
                                                                   ------------
CHEMICALS -- 1.1%
du Pont (E. I.) de Nemours & Co. .........................  23,100 $  1,614,112
Grace (W.R.) & Co. .......................................  16,100      951,912
Monsanto Corp. ...........................................   6,500      796,250
                                                                   ------------
                                                                   $  3,362,274
                                                                   ------------
COMPUTER SOFTWARE -- PERSONAL COMPUTERS -- 0.6%
First Data Corp. .........................................   2,600 $    173,875
Microsoft Corp.* .........................................  19,400    1,702,350
                                                                   ------------
                                                                   $  1,876,225
                                                                   ------------
COMPUTER SOFTWARE -- SYSTEMS -- 2.7%
Compaq Computer Corp.* ...................................  19,400 $    931,200
Computer Associates International, Inc. ..................  63,200    3,594,500
General Motors Corp., "E".................................  50,800    2,641,600
Oracle Systems Corp.* ....................................  22,700      961,913
                                                                   ------------
                                                                   $  8,129,213
                                                                   ------------
CONSUMER GOODS AND SERVICES -- 8.1%
American Standard Cos., Inc.* ............................  19,400 $    543,200
Colgate-Palmolive Co. ....................................  40,000    2,810,000
Gillette Co. ............................................. 112,000    5,838,000
Philip Morris Cos., Inc. .................................  87,700    7,936,850
Procter & Gamble Co. .....................................  48,300    4,008,900
RJR Nabisco Holdings*.....................................  23,260      718,153
Seagrams Ltd. ............................................  11,200      387,800
Service Corp. International...............................  20,100      884,400
Tyco International Ltd. ..................................  34,100    1,214,813
                                                                   ------------
                                                                   $ 24,342,116
                                                                   ------------
CONTAINERS -- 0.3%
Corning, Inc. ............................................  25,300 $    809,600
                                                                   ------------
DEFENSE ELECTRONICS -- 1.6%
Loral Corp. .............................................. 139,000 $  4,917,125
                                                                   ------------
ELECTRICAL EQUIPMENT -- 3.3%
General Electric Co. .....................................  85,200 $  6,134,400
Honeywell, Inc. ..........................................  78,800    3,831,650
                                                                   ------------
                                                                   $  9,966,050
                                                                   ------------

Issuer                                                      Shares    Value

U.S. STOCKS -- continued
ELECTRONICS -- 1.0%
Intel Corp. ............................................... 47,800 $  2,712,650
LSI Logic Corp. ...........................................  4,900      160,475
National Semiconductor Corp.*.............................. 12,900      287,025
                                                                   ------------
                                                                   $  3,160,150
                                                                   ------------
ENTERTAINMENT -- 0.8%
Comcast Corp., "A".........................................  7,700 $    140,044
Disney (Walt) Co. ......................................... 34,200    2,017,800
Harrah's Entertainment, Inc.*..............................  4,600      111,550
                                                                   ------------
                                                                   $  2,269,394
                                                                   ------------
FINANCIAL INSTITUTIONS -- 3.3%
Beneficial Corp. .......................................... 72,500 $  3,380,312
Federal Home Loan Mortgage Corp. .......................... 19,000    1,586,500
Integra Financial Corp. ................................... 39,100    2,463,300
MBNA Corp. ................................................  6,000      221,250
Meridian Bancorp, Inc. ....................................  3,900      181,350
State Street Boston Corp. ................................. 47,800    2,151,000
                                                                   ------------
                                                                   $  9,983,712
                                                                   ------------
FOOD AND BEVERAGE PRODUCTS -- 7.9%
Anheuser-Busch Cos., Inc. ................................. 20,700 $  1,384,312
Archer-Daniels-Midland Co. ................................     20          360
CPC International, Inc. ................................... 49,100    3,369,487
Campbell Soup Co........................................... 60,900    3,654,000
General Mills, Inc. ....................................... 35,300    2,038,575
Hershey Foods Corp. ....................................... 11,100      721,500
Kellogg Co., Inc. ......................................... 19,400    1,498,650
Nabisco Holdings, "A"...................................... 99,200    3,236,400
PepsiCo, Inc. ............................................. 74,400    4,157,100
Ralston-Ralston Purina Group............................... 61,000    3,804,875
                                                                   ------------
                                                                   $ 23,865,259
                                                                   ------------
FOREST AND PAPER PRODUCTS -- 2.0%
Kimberly Clark Corp. ...................................... 71,448 $  5,912,322
                                                                   ------------
INSURANCE -- 6.9%
AFLAC, Inc. ............................................... 35,900 $  1,557,162
American Re Corp. ......................................... 33,200    1,357,050
CIGNA Corp. ............................................... 27,600    2,849,700
MBIA, Inc. ................................................ 45,600    3,420,000
Progressive Corp. ......................................... 50,100    2,448,638
Prudential Reinsurance Holdings, Inc. .....................  7,700      179,988
St. Paul Cos., Inc. ....................................... 53,300    2,964,813
Torchmark Corp. ........................................... 68,500    3,099,625
Transamerica Corp. ........................................ 41,900    3,053,463
                                                                   ------------
                                                                   $ 20,930,439
                                                                   ------------

Issuer                                                     Shares     Value

U.S. STOCKS -- continued
MACHINERY -- 1.5%
Ingersoll Rand Co. .......................................  56,800 $  1,995,100
York International Corp. .................................  54,200    2,547,400
                                                                   ------------
                                                                   $  4,542,500
                                                                   ------------
MEDICAL AND HEALTH PRODUCTS -- 4.8%
American Home Products Corp. .............................  15,300 $  1,484,100
Baxter International, Inc. ...............................  32,300    1,352,562
Johnson & Johnson.........................................  49,100    4,204,188
Lilly (Eli) & Co. ........................................  17,136      963,900
Pfizer, Inc. .............................................  43,900    2,765,700
SmithKline Beecham PLC, ADR...............................   3,200      177,600
Warner-Lambert Co. .......................................  36,200    3,515,925
                                                                   ------------
                                                                   $ 14,463,975
                                                                   ------------
MEDICAL AND HEALTH TECHNOLOGY
 AND SERVICES -- 1.8%
Manor Care, Inc. .........................................   5,200 $    182,000
Medtronic, Inc. ..........................................  19,400    1,083,975
Pacificare Health Systems, Inc., "B"......................  29,800    2,592,600
United Healthcare Corp. ..................................  24,200    1,585,100
                                                                   ------------
                                                                   $  5,443,675
                                                                   ------------
METALS AND MINERALS -- 0.6%
Phelps Dodge Corp. .......................................  31,000 $  1,929,750
                                                                   ------------
OIL SERVICES -- 0.3%
Schlumberger Ltd. ........................................  12,100 $    837,925
                                                                   ------------
OILS -- 6.3%
Amoco Corp. ..............................................  55,500 $  3,989,062
British Petroleum Co. PLC, ADR............................   2,000      204,250
Chevron Corp. ............................................  15,500      813,750
Exxon Corp. ..............................................  41,600    3,333,200
Mobil Corp. ..............................................  57,500    6,440,000
Royal Dutch Petroleum Co. ................................  17,000    2,399,125
USX-Marathon Group........................................  77,500    1,511,250
Union Pacific Resources Group, Inc. ......................  12,100      307,038
                                                                   ------------
                                                                   $ 18,997,675
                                                                   ------------
PHOTOGRAPHIC PRODUCTS -- 0.8%
Eastman Kodak Co. ........................................  35,700 $  2,391,900
                                                                   ------------
POLLUTION CONTROL -- 0.1%
WMX Technologies, Inc. ...................................   6,000 $    179,250
                                                                   ------------
PRINTING AND PUBLISHING -- 0.6%
Tribune Co., Inc. ........................................  28,400 $  1,735,950
                                                                   ------------
RAILROADS -- 4.2%
CSX Corp. ................................................ 102,200 $  4,662,875
Conrail, Inc. ............................................  49,100    3,437,000

Issuer                                                      Shares    Value

U.S. STOCKS -- continued
RAILROADS -- continued
Illinois Central Corp. .................................... 74,900 $  2,874,287
Norfolk Southern........................................... 19,400    1,539,875
                                                                   ------------
                                                                   $ 12,514,037
                                                                   ------------
RESTAURANTS AND LODGING
Mandarin Oriental International Ltd. ...................... 12,200 $     14,762
Promus Hotel Corp.*........................................  2,300       51,175
                                                                   ------------
                                                                   $     65,937
                                                                   ------------
SPECIAL PRODUCTS AND SERVICES -- 0.3%
Stanley Works.............................................. 19,400 $    999,100
                                                                   ------------
STORES -- 4.0%
Circuit City Stores, Inc. ................................. 67,200 $  1,856,400
Dayton-Hudson Corp. ....................................... 26,500    1,987,500
Federated Department Stores, Inc.*.........................  6,200      170,500
Home Depot, Inc. .......................................... 15,500      742,062
Lowes Cos., Inc. .......................................... 20,900      700,150
May Department Stores Cos. ................................ 63,900    2,699,775
Penney (J.C.), Inc. ....................................... 41,300    1,966,913
Sears, Roebuck & Co. ...................................... 19,400      756,600
Wal-Mart Stores, Inc. ..................................... 58,100    1,299,988
                                                                   ------------
                                                                   $ 12,179,888
                                                                   ------------
TELECOMMUNICATIONS
Cox Communications, Inc., "A"..............................     39 $        761
                                                                   ------------
UTILITIES -- ELECTRIC -- 1.2%
CMS Energy Corp. ..........................................  5,400 $    161,325
Cinergy Corp. ............................................. 26,400      808,500
DPL, Inc. ................................................. 51,100    1,264,725
Illinova Corp. ............................................  5,900      177,000
PECO Energy Co............................................. 38,700    1,165,838
Pinnacle West Capital Corp. ...............................  6,500      186,875
                                                                   ------------
                                                                   $  3,764,263
                                                                   ------------
UTILITIES -- GAS -- 0.6%
Pacific Enterprises........................................ 62,000 $  1,751,500
                                                                   ------------
UTILITIES -- TELEPHONE -- 3.6%
AT&T Corp. ................................................ 34,900 $  2,259,775
Ameritech Corp. ........................................... 26,300    1,551,700
BellSouth Corp. ........................................... 31,000    1,348,500
GTE Corp. ................................................. 64,200    2,824,800
Pacific Telesis Group...................................... 25,800      867,525
SBC Communications, Inc. .................................. 35,500    2,041,250
                                                                   ------------
                                                                   $ 10,893,550
                                                                   ------------
 Total U.S. Stocks
  (Identified Cost, $218,525,684)................................. $268,404,094
                                                                   ------------

Issuer                                                  Shares         Value

FOREIGN STOCKS -- 3.1%
DENMARK -- 0.4%
Tele Danmark, ADR
 (Utilities -- Telephone).........................      41,300      $  1,140,913
                                                                    ------------
ITALY -- 0.1%
Telecom Italia (Utilities --
 Telephone).......................................     161,500      $    284,431
                                                                    ------------
JAPAN -- 0.6%
Bank of Tokyo (Finance)...........................      46,000      $    804,989
Takeda Chemical Industries (Pharmaceuticals)......      66,000         1,084,792
                                                                    ------------
                                                                    $  1,889,781
                                                                    ------------
NETHERLANDS -- 0.2%
IHC Caland NV
 (Transportation -- Marine).......................      18,500      $    621,655
                                                                    ------------
NEW ZEALAND -- 0.2%
Lion Nathan Ltd. (Beverages)......................     258,300      $    615,456
                                                                    ------------
SINGAPORE -- 0.1%
Singapore Press Holdings Ltd. (Publishing)........      19,000      $    335,974
                                                                    ------------
SWEDEN -- 1.0%
Astra AB, "B", Free Shares (Pharmaceuticals)......      76,700      $  3,035,955
                                                                    ------------
UNITED KINGDOM -- 0.5%
PowerGen PLC
 (Utilities -- Electric)..........................     131,877      $  1,089,212
PowerGen PLC, ADR (Utilities -- Electric).........     169,500           581,559
                                                                    ------------
                                                                    $  1,670,771
                                                                    ------------
 Total Foreign Stocks
  (Identified Cost, $8,366,201).................................... $  9,594,936
                                                                    ------------
 Total Common Stocks
  (Identified Cost, $226,891,885).................................. $277,999,030
                                                                    ------------
CONVERTIBLE PREFERRED STOCK -- 0.1%
OILS -- 0.1%
Atlantic Richfield Co.
 (Identified Cost, $388,763)......................      15,500      $    364,250
                                                                    ------------
CONVERTIBLE BONDS -- 1.1%
                                                   Principal Amount
                                                    (000 Omitted)

CHEMICALS -- 0.3%
Sandoz Capital BVI Ltd.,
 2s, 2002##.......................................     $   890      $    841,050
                                                                    ------------
INSURANCE -- 0.3%
Equitable Cos., Inc.,
 6.125s, 2024.....................................     $   700      $    798,875
                                                                    ------------

CONVERTIBLE BONDS -- continued

                                                  Principal Amount
Issuer                                             (000 Omitted)      Value
MEDICAL AND HEALTH TECHNOLOGY AND
 SERVICES -- 0.4%
Roche Holdings, Inc.,
 0s, 2010*##.....................................      $2,530      $  1,113,200
                                                                   ------------
STORES -- 0.1%
Costco Wholesale Corp.,
 5.75s, 2002.....................................      $  250      $    237,500
                                                                   ------------
 Total Convertible Bonds
  (Identified Cost, $2,712,599)................................... $  2,990,625
                                                                   ------------
SHORT-TERM OBLIGATIONS -- 6.5%
Federal Home Loan Mortgage Corp., due 1/02/96 -
  1/05/96........................................      $7,000      $  6,996,570
Federal National Mortgage Assn., due 1/03/96.....       6,000         5,998,150
Transamerica Corp.,
 due 1/02/96.....................................       6,780         6,778,913
                                                                   ------------
 Total Short-Term Obligations,
  at Amortized Cost............................................... $ 19,773,633
                                                                   ------------
 Total Investments
  (Identified Cost, $249,766,880)................................. $301,127,538
OTHER ASSETS,
 LESS LIABILITIES -- 0.3%.........................................      896,074
                                                                   ------------
 Net Assets -- 100.0%............................................. $302,023,612
                                                                   ============

           See portfolio footnotes and notes to financial statements

PORTFOLIO OF INVESTMENTS -- December 31, 1995
EMERGING GROWTH SERIES
COMMON STOCKS -- 87.6%

Issuer                                                       Shares    Value

AIRLINES
Eagle USA Airfreight, Inc. .................................    300 $     7,875
Midwest Express Holdings, Inc. .............................    200       5,550
                                                                    -----------
                                                                    $    13,425
                                                                    -----------
APPAREL AND TEXTILES -- 1.2%
Eastbay, Inc. ..............................................    900 $    17,775
Fila Holdings, ADR.......................................... 15,100     687,050
Gucci Group.................................................    500      19,437
Nine West Group, Inc.*......................................  2,800     105,000
                                                                    -----------
                                                                    $   829,262
                                                                    -----------
AUTOMOTIVE
Safety Components International, Inc.*......................    400 $     6,300
                                                                    -----------
BIOTECHNOLOGY -- 0.6%
Guidant Corp................................................ 10,000 $   422,500
Myriad Genetics, Inc. ......................................    400      13,050
                                                                    -----------
                                                                    $   435,550
                                                                    -----------
BUSINESS MACHINES -- 0.1%
Affiliated Computer Co. ....................................    900 $    33,750
                                                                    -----------
BUSINESS SERVICES -- 11.1%
ADT Limited................................................. 46,300 $   694,500
APAC Teleservices, Inc. ....................................    600      20,025
Accustaff, Inc. ............................................    600      26,400
BISYS Group, Inc.*..........................................  2,300      70,725
CUC International, Inc.*.................................... 38,050   1,298,456
Ceridian Corp. ............................................. 24,000     990,000
Computer Sciences Corp.*....................................  7,500     526,875
Corestaff, Inc. ............................................    300      10,950
DST Systems, Inc. .......................................... 22,000     627,000
Franklin Quest Co.*......................................... 30,000     585,000
Global DirectMail Corp.*.................................... 14,600     401,500
Interim Services, Inc.*.....................................    400      13,900
Learning Tree International, Inc. .......................... 41,800     653,125
Mail-Well, Inc. ............................................  4,900      60,025
Paychex, Inc. ..............................................  4,100     204,488
Personnel Group of America, Inc. ........................... 26,200     383,175
Reynolds & Reynolds Co. ....................................  4,800     186,600
Romac International, Inc. ..................................    100       2,350
Rural/Metro Corp.*..........................................  1,000      22,625
SOS Staffing Services, Inc.*................................    400       3,750
SPS Transaction Services, Inc.*............................. 14,300     423,638
Technology Solutions Co. ................................... 11,100     216,450
Transaction Systems Architects, Inc.*.......................    700      23,625
                                                                    -----------
                                                                    $ 7,445,182
                                                                    -----------
COMPUTER SOFTWARE -- PERSONAL COMPUTERS -- 3.6%
Autodesk, Inc. ............................................. 42,385 $ 1,451,686
CBT Group Publishing PLC, ADR*..............................    900      47,700
Electronic Arts, Inc. ......................................  2,300      60,087

Issuer                                                       Shares    Value

COMPUTER SOFTWARE -- PERSONAL COMPUTERS -- continued
First Data Corp. ...........................................  7,000 $   468,125
Hummingbird Communications Ltd.*............................  4,200     170,100
MapInfo Corp.*..............................................  2,000      40,000
Spectrum Holobyte, Inc. ....................................  7,500      48,750
Symantec Corp.*.............................................  4,300      99,975
Vision Corp.*...............................................    400      11,300
                                                                    -----------
                                                                    $ 2,397,723
                                                                    -----------
COMPUTER SOFTWARE -- SYSTEMS -- 19.4%
Adobe Systems, Inc. ........................................ 16,300 $ 1,010,600
Asea International, Inc.*...................................    100       2,287
BDM International, Inc.*....................................    300       8,700
BMC Software, Inc.*......................................... 40,300   1,722,825
Baan Co.*...................................................    100       4,525
Black Box Corp.*............................................  3,000      49,125
Cadence Design Systems, Inc.*............................... 49,400   2,074,800
Checkfree Corp.*............................................    500      10,750
Citrix Systems, Inc.*.......................................    300       9,750
Computer Associates International, Inc. .................... 21,000   1,194,375
Computer Management Sciences, Inc.*.........................    200       3,550
Compuware Corp.*............................................ 23,000     425,500
Datalogix International, Inc.*..............................    100       1,262
DataWorks Corp.*............................................    200       2,525
Discreet Logic, Inc.*.......................................    200       5,000
Enterprise Systems, Inc.*...................................    200       6,100
HNC Software, Inc.*.........................................    100       4,775
Harbinger Corp.*............................................    200       4,600
Informix Corp. ............................................. 15,000     450,000
Legato Systems, Inc.*.......................................    100       3,100
Network Appliance, Inc.*....................................    400      16,050
Objective Systems Integrators, Inc.*........................    700      38,325
Oracle Systems Corp.*....................................... 70,500   2,987,438
PC Docs Group International, Inc.*.......................... 22,500     402,188
Premenos Technology.........................................    400      10,550
Softquad International, Inc.*...............................  4,000      21,253
Summit Medical Systems, Inc.*...............................    200       4,300
Sybase, Inc.*............................................... 37,100   1,335,600
System Software Associates, Inc. ........................... 54,900   1,194,075
Vantive Corp.*..............................................    100       2,250
Verity, Inc.*...............................................    400      17,700
                                                                    -----------
                                                                    $13,023,878
                                                                    -----------
CONSUMER GOODS AND SERVICES -- 1.9%
Blyth Industries, Inc. .....................................  1,800 $    53,100
Coleman Co., Inc.*..........................................  3,000     105,375
Department 56, Inc.*........................................ 10,000     383,750
META Group, Inc.*...........................................    200       6,125
Service Corp. International.................................  8,700     382,800

Issuer                                                       Shares    Value

CONSUMER GOODS AND SERVICES -- continued
Sola International, Inc. ...................................  1,000 $    25,250
Tyco International Ltd. ....................................  9,700     345,562
                                                                    -----------
                                                                    $ 1,301,962
                                                                    -----------
ELECTRICAL EQUIPMENT
Chicago Miniature Lamp, Inc.*...............................    100 $     2,300
                                                                    -----------
ELECTRONICS -- 2.2%
Ade Corp.*..................................................    700 $    10,150
Cyberoptics Corp.*..........................................    600      23,850
Euphonix, Inc.*.............................................  8,000      68,000
LSI Logic Corp. ............................................ 23,700     776,175
Linear Technology Corp. .................................... 11,600     455,300
MEMC Electronic Materials, Inc.*............................    300       9,788
OnTrak Systems, Inc.*.......................................    100       1,450
Xilinx, Inc. ...............................................  4,000     122,000
                                                                    -----------
                                                                    $ 1,466,713
                                                                    -----------
ENTERTAINMENT -- 3.0%
Aztar Corp. ................................................  1,200 $     9,600
Casino America, Inc.*.......................................  1,700      10,413
Grand Casinos, Inc.*........................................ 26,250     610,313
Harrah's Entertainment, Inc.*............................... 42,400   1,028,200
Infinity Broadcasting Corp., "A"*........................... 10,000     372,500
Wireless One, Inc.*.........................................    600       9,900
                                                                    -----------
                                                                    $ 2,040,926
                                                                    -----------
FINANCIAL INSTITUTIONS -- 0.1%
Allmerica Financial Corp. ..................................    800 $    21,600
Donaldson, Lufkin & Jenrette, Inc. .........................    700      21,875
Union Acceptance Corp.*.....................................    700       9,800
                                                                    -----------
                                                                    $    53,275
                                                                    -----------
INSURANCE -- 1.7%
Amerin Corp.*...............................................  8,400 $   224,700
Compdent Corp.*............................................. 20,100     834,150
LaSalle Re Holdings Ltd.*...................................  1,200      27,450
Prudential Reinsurance Holdings, Inc. ......................  2,300      53,763
Renaissance Re Holdings Ltd. ...............................    300       9,112
                                                                    -----------
                                                                    $ 1,149,175
                                                                    -----------
MACHINERY
Hardinge, Inc. .............................................    100 $     2,600
                                                                    -----------
MEDICAL AND HEALTH PRODUCTS -- 1.3%
Biochem Pharma, Inc.*.......................................  9,700 $   389,212
ICU Medical, Inc.*..........................................    400       6,800
Medisense, Inc. ............................................  5,000     158,125
Neuromedical Systems, Inc.*................................. 11,600     233,450
Orthofix International N.V.*................................  8,200      60,475
Parexel International Corp.*................................    300       9,975
                                                                    -----------
                                                                    $   858,037
                                                                    -----------


Issuer                                                       Shares    Value
MEDICAL AND HEALTH TECHNOLOGY
 AND SERVICES -- 16.7%
AHI Healthcare Systems, Inc.*...............................    600 $     3,450
American Medical Response*..................................  2,000      65,000
American Oncology Resources*................................    100       4,863
Community Care of America, Inc.*............................    800       8,400
Community Health Systems, Inc.*............................. 17,800     634,125
Foundation Health Corp.*.................................... 16,300     700,900
Health Management Assoc., Inc. .............................  9,900     258,637
Healthplan Services Corp.*..................................  1,000      25,000
Healthsource, Inc.*......................................... 22,800     820,800
Healthsouth Corp.*.......................................... 11,500     334,937
Henry Schein, Inc.*.........................................    400      11,800
Horizon/CMS Healthcare Corp.*...............................  9,300     234,825
IDX Systems Corp.*.......................................... 13,000     451,750
Lincare Holdings, Inc.*..................................... 10,300     257,500
Mid-Atlantic Medical Services
 Inc.*...................................................... 51,500   1,248,875
Norland Medical Systems, Inc.*..............................    100       2,325
Oxford Health Plans, Inc.*..................................  2,500     184,688
Pacificare Health Systems, Inc.
 "A"........................................................ 14,700   1,278,900
Pacificare Health Systems, Inc.,
 "B"........................................................  7,200     626,400
Pediatric Services of America,
 Inc.*......................................................    700      11,025
Pediatrix Medical Group, Inc.*..............................    500      13,750
Physicians Resource Group, Inc. ............................    600      11,925
Renal Treatment Centers, Inc.*..............................  1,900      83,600
St. Jude Medical, Inc.*.....................................  8,000     344,000
Sterling Healthcare Group*..................................  1,700      18,063
Surgical Care Affiliates, Inc. ............................. 11,500     391,000
Total Renal Care Holdings, Inc.*............................    500      14,750
United Dental Care, Inc.*...................................    300      12,375
United Healthcare Corp. .................................... 48,500   3,176,750
                                                                    -----------
                                                                    $11,230,413
                                                                    -----------
OILS -- 0.5%
Union Pacific Resources Group,
 Inc........................................................ 12,500 $   317,187
                                                                    -----------
POLLUTION CONTROL -- 0.4%
Sanifill, Inc.*.............................................  7,100 $   236,963
                                                                    -----------
REAL ESTATE -- 0.3%
NHP, Inc. .................................................. 12,900 $   238,650
                                                                    -----------
RESTAURANTS AND LODGING -- 8.1%
Apple South, Inc............................................    100 $     2,150
Applebee's International, Inc............................... 30,800     700,700
Brinker International, Inc.*................................  8,500     128,562
Bristol Hotel Co.*..........................................    800      19,500
Buffets, Inc.*.............................................. 15,800     217,250
Extended Stay America, Inc.*................................    500      13,750
HFS, Inc.*.................................................. 41,300   3,376,275
IHOP Corp.*................................................. 15,800     410,800
Papa John's International, Inc..............................    300      12,356
Promus Hotel Corp.*......................................... 10,350     230,288
Renaissance Hotel Group N.V................................. 12,500     318,750

Issuer                                                       Shares    Value

RESTAURANTS AND LODGING -- continued
Sonic Corp. ................................................    800 $    15,200
Studio Plus Hotels, Inc.*...................................    100       2,575
                                                                    -----------
                                                                    $ 5,448,156
                                                                    -----------
SPECIAL PRODUCTS AND SERVICES
Central Parking Corp........................................    600 $    17,250
                                                                    -----------
STEEL -- 0.1%
Carbide/Graphite Group, Inc.*...............................    500 $     7,187
Citation Corp.*.............................................  2,400      28,800
                                                                    -----------
                                                                    $    35,987
                                                                    -----------
STORES -- 6.3%
BT Office Products International, Inc.*.....................  4,900 $    78,400
Boise Cascade Office Products Corp.*........................  2,500     106,875
Consolidated Stores Corp.*.................................. 13,000     282,750
Corporate Express, Inc......................................  8,900     268,113
De Rigo S.p.A., ADR*........................................  1,600      36,400
Dollar Tree Stores, Inc.*...................................  2,800      69,300
Duty Free International, Inc. ..............................  1,700      27,200
General Nutrition Cos., Inc................................. 13,800     317,400
Hollywood Entertainment Corp.*.............................. 13,800     115,575
MSC Industrial Direct Co., Inc.*............................    600      16,500
Micro Warehouse, Inc.*...................................... 28,700   1,241,275
Movie Gallery, Inc..........................................  5,000     152,500
Office Depot, Inc.*......................................... 58,000   1,145,500
Officemax, Inc. ............................................ 14,700     328,913
Renters Choice, Inc.*.......................................    800      11,000
US Office Products Co.*.....................................    300       6,825
                                                                    -----------
                                                                    $ 4,204,526
                                                                    -----------
TELECOMMUNICATIONS -- 8.0%
Bay Networks, Inc.*......................................... 23,200 $   954,100
Cabletron Systems, Inc.*.................................... 22,600   1,830,600
ECI Telecommunications Ltd. ................................  8,600     196,187
Korea Mobile Telecommunications Corp., GDR##................  7,500     331,875
MIDCOM Communications, Inc.*................................    500       9,125
MobileMedia Corp., "A"*.....................................    400       8,900
Sitel Corp.*................................................    100       3,063
Tel-Save Holdings, Inc.*.................................... 13,300     184,537
Tellabs, Inc.*..............................................  4,800     177,600
Teltrend, Inc.*.............................................  1,000      46,750
U.S. Robotics Corp.*........................................  5,700     500,175
VideoServer, Inc.*..........................................    100       3,150
Westell Technologies, Inc., "A"*............................    600      15,075
WorldCom, Inc.*............................................. 32,000   1,128,000
                                                                    -----------
                                                                    $ 5,389,137
                                                                    -----------

Issuer                                                 Shares         Value

UTILITIES -- TELEPHONE -- 1.0%
Frontier Corp....................................      13,000      $   390,000
MCI Communications Corp..........................      12,000          313,500
                                                                   -----------
                                                                   $   703,500
                                                                   -----------
 Total Common Stocks
  (Identified Cost, $53,300,052).................................. $58,881,827
                                                                   -----------
SHORT-TERM OBLIGATION -- 15.4%
                                                  Principal Amount
                                                   (000 Omitted)
Federal Home Loan Mortgage Corp., due 1/02/96  -
  1/22/96, at Amortized Cost.....................     $10,400      $10,387,167
                                                                   -----------
 Total Investments
  (Identified Cost, $63,687,219).................................. $69,268,994
OTHER ASSETS,
 LESS LIABILITIES -- (3.0)%.......................................  (2,014,207)
                                                                   -----------
 Net Assets -- 100.0%............................................. $67,254,787
                                                                   ===========

           See portfolio footnotes and notes to financial statements

PORTFOLIO OF INVESTMENTS -- December 31, 1995
MFS/FOREIGN & COLONIAL INTERNATIONAL GROWTH AND INCOME SERIES
FOREIGN STOCKS -- 57.4%

Issuer                                                        Shares   Value

AUSTRALIA -- 1.2%
Broken Hill Property (Real Estate)...........................  2,900 $   40,900
Mayne Nickless Ltd. (Commercial Services)....................  5,000     22,269
Westpac Bank Corp. (Finance).................................  5,600     24,775
                                                                     ----------
                                                                     $   87,944
                                                                     ----------
BELGIUM -- 0.6%
Generale de Banque (Finance)*................................    100 $   34,561
Solvay et Cie (Chemicals)....................................     20     10,825
                                                                     ----------
                                                                     $   45,386
                                                                     ----------
FRANCE -- 3.6%
Accor (Lodging)*.............................................    370 $   47,839
Credit Local de France (Finance)*............................    570     45,567
Eaux (Cie Generale) (Construction)*..........................    460     45,863
Lafarge-Coppee (Building Materials)..........................    700     45,039
Legrand (Electrical Equipment)...............................    320     31,977
TOTAL S.A. (Oils)............................................    620     41,788
                                                                     ----------
                                                                     $  258,073
                                                                     ----------
GERMANY -- 3.0%
BASF AG (Chemicals)..........................................    150 $   33,362
Bayer AG (Chemicals)*........................................    150     39,523
Deutsche Bank AG (Finance)*..................................    320     15,141
Mannesmann AG (Diversified Machinery)........................    200     63,585
Preussag AG (Metals/Hardware)*...............................    110     30,706
Siemens AG (Electrical Equipment)*...........................     30     16,394
Volkswagen AG (Automotive)*..................................     50     16,693
                                                                     ----------
                                                                     $  215,404
                                                                     ----------
HONG KONG -- 3.0%
Cheung Kong Holdings Ltd.
 (Real Estate)...............................................  6,000 $   36,549
HSBC Holdings PLC (Finance)..................................  2,800     42,369
Hong Kong Electric (Utilities -- Electric)................... 14,500     47,539
New World Development Co.
 (Real Estate)............................................... 11,000     47,943
Swire Pacific Air Ltd.
 (Transportation -- Air).....................................  5,000     38,799
                                                                     ----------
                                                                     $  213,199
                                                                     ----------
ITALY -- 0.6%
Fiat S.p.A. (Automotive).....................................  7,000 $   22,759
Italgas (Utilities -- Gas)*..................................  3,510     10,682
Telecom Italia (Telecommunications)*.........................  7,450     11,595
                                                                     ----------
                                                                     $   45,036
                                                                     ----------
JAPAN -- 24.6%
Asahi Chemical Industry (Chemicals)*......................... 11,000 $   84,018
Canon, Inc. (Consumer Goods).................................  4,000     72,319

Issuer                                                        Shares   Value

JAPAN -- continued
DDI Corp. (Telecommunications)...............................      8 $   61,877
Fujisawa Pharmaceuticals (Pharmaceuticals)*.................. 10,000     95,716
Hitachi (Electronics)........................................  6,000     60,330
Hitachi Zosen Tomiaka (Manufacturing)*....................... 18,000     93,106
Honshu Paper Co. (Forest and Paper Products)*................ 10,000     61,104
Industrial Development Bank of Japan (Finance)*..............  3,000     90,786
Isetan (Retail)*.............................................  5,000     82,181
Kajima Corp. (Engineering/Construction)*..................... 10,000     98,617
Kyocera Corp. (Electronics)..................................  1,000     74,156
Marubeni Corp. (Distribution/Wholesale)*..................... 15,000     81,069
Matsushita Electric Industries (Electrical Equipment)........  4,000     64,971
Mitsubishi Estate (Real Estate)*.............................  4,000     49,888
Mitsubishi Heavy Industries (Aerospace/Defense)*.............  9,000     71,613
Mitsubishi Trust & Banking (Finance).........................  4,000     66,518
NKK Corp. (Steel)*........................................... 27,000     72,570
Nippon Yusen KK (Transportation --Marine)*................... 11,000     63,704
Nomura Securities (Finance)*.................................  4,000     87,015
Omron Tateisi Electric (Electronics).........................  4,000     92,042
Ricoh Co. (Office/Business Equipment)*.......................  8,000     87,402
Sakura Bank (Finance)*.......................................  8,000    101,324
Tokyo Broadcasting Systems (Broadcasting)*...................  3,000     49,308
                                                                     ----------
                                                                     $1,761,634
                                                                     ----------
MALAYSIA -- 1.1%
Genting Berhad (Entertainment)+..............................  3,000 $   25,054
Malayan Banking Berhad (Finance)*............................  3,000     25,290
Sime Darby Berhad (Diversified Holding Co.)*................. 11,000     29,249
                                                                     ----------
                                                                     $   79,593
                                                                     ----------
NETHERLANDS -- 2.3%
ABN-AMRO Holdings NV (Finance)*..............................  1,000 $   45,488
Ahold (Kon) NV (Retail)*.....................................    600     24,455
Akzo Nobel (Chemicals)*......................................    210     24,253
KNP/BT (Kon) (Retail)........................................  1,000     25,637
Philips Electronics (Manufacturing)*.........................    630     22,738
Verenigde Nederlandse Uitgeversbedrijven (Publishing)*.......    180     24,675
                                                                     ----------
                                                                     $  167,246
                                                                     ----------
SINGAPORE -- 1.5%
City Developments Ltd. (Real Estate).........................  4,000 $   29,141
Keppel Corp. (Transportation)*...............................  3,000     26,736


Issuer                                                         Shares   Value

SINGAPORE -- continued
Overseas-Chinese Banking Corp. Ltd. (Finance)*...............   4,000 $   50,077
                                                                      ----------
                                                                      $  105,954
                                                                      ----------
SPAIN -- 1.6%
Acerinox (Steel)*............................................     410 $   41,364
Repsol S.A. (Oils)...........................................   1,290     42,162
Telefonica de Espana (Utilities -- Telephone)................   2,200     30,389
                                                                      ----------
                                                                      $  113,915
                                                                      ----------
SWEDEN -- 1.1%
ASTRA AB, Free Shares, "A" (Pharmaceuticals)*................     800 $   31,906
Ericsson LM, "B" (Telecommunications)*.......................   1,180     23,087
Volvo AB, "B" (Automotive)*..................................   1,280     26,199
                                                                      ----------
                                                                      $   81,192
                                                                      ----------
SWITZERLAND -- 3.5%
Alusuisse Lonza (Metals -- Diversified)*.....................      80 $   63,356
Nestle A.G., Registered Shares (Food and Beverage Products)*.      50     55,281
Roche Holdings, Inc. (Pharmaceuticals)*......................       8     63,252
Winterthur (Insurance)*......................................     100     70,704
                                                                      ----------
                                                                      $  252,593
                                                                      ----------
UNITED KINGDOM -- 9.7%
Allied-Lyons (Food and Beverage Products)....................   5,200 $   42,302
BAT Industries (Tobacco).....................................   3,900     34,330
BTR PLC (Diversified Holdings Co.)...........................   6,020     30,655
Bass (Beverages).............................................   2,970     33,129
British Gas (Utilities -- Gas)*..............................   7,400     29,180
British Petroleum (Oil/Gas)*.................................   5,600     46,730
British Telecom (Telecommunications)*........................   5,400     29,593
Caradon PLC (Building Products)*.............................  13,400     40,670
Dalgety (Food Products)*.....................................   5,450     34,309
General Accident PLC (Insurance)*............................   3,490     35,245
General Electric (Manufacturing)*............................   6,250     34,349
Granada Group (Leisure)......................................   4,210     42,157
Inchcape PLC (Commercial Services)*..........................  12,000     46,388
Kingfisher (Retail)*.........................................   4,500     37,865
Land Securities PLC (Real Estate)*...........................   3,530     33,731
National Westminster (Finance)*..............................   2,500     25,169
Peninsular & Oriental (Transportation -- Marine)*............   5,770     42,639
Sainsbury (J.) PLC (Retail)..................................   5,680     34,611
Wimpey (George) (Construction)*..............................  20,590     46,071
                                                                      ----------
                                                                      $  699,123
                                                                      ----------
 Total Foreign Stocks
  (Identified Cost, $4,022,782).....................................  $4,126,292
                                                                      ----------

FOREIGN DENOMINATED BONDS -- 15.6%

                                                    Principal Amount
Issuer                                               (000 Omitted)     Value

CANADA -- 4.6%
Government of Canada,
 8.75s, 2005....................................... CAD   400         $  327,593
                                                                      ----------
DENMARK -- 5.4%
Kingdom of Denmark, 8s, 2001....................... DKK 2,000         $  385,611
                                                                      ----------
GERMANY -- 5.6%
German Unity Fund, 8.5s, 2001...................... DEM   500         $  399,060
                                                                      ----------
 Total Foreign Denominated Bonds
  (Identified Cost, $1,093,583).....................................  $1,112,264
                                                                      ----------
REPURCHASE AGREEMENT -- 21.3%
State Street Bank, dated 12/29/95, due 1/02/96,
 total to be received $1,528,849 (secured by
 $1,505,000 U.S. Treasury Bond, 8.25s, 2005, market
 value $1,561,673), at Cost........................       $1,528      $1,528,000
                                                                      ----------
 Total Investments
  (Identified Cost, $6,644,365).....................................  $6,766,556
OTHER ASSETS,
 LESS LIABILITIES -- 5.7%...........................................     412,272
                                                                      ----------
 Net Assets -- 100.0%...............................................  $7,178,828
                                                                      ==========

           See portfolio footnotes and notes to financial statements

PORTFOLIO OF INVESTMENTS -- December 31, 1995
GOVERNMENT SECURITIES SERIES
U.S. FEDERAL AGENCIES -- 28.7%

                                                   Principal Amount
Issuer                                              (000 Omitted)      Value

AID Israel, 8s, 2001.............................      $  5,000     $  5,572,100
AID Israel, 5.625s, 2003.........................         2,000        1,979,500
Farm Credit Systems Financial Assistance, 9.375s,
 2003............................................         3,950        4,802,331
Federal Agricultural Mortgage Corp., 7.02s, 1998.         1,000        1,031,870
Federal Agricultural Mortgage Corp., 7.25s, 1999.         2,000        2,098,740
Federal Agricultural Mortgage Corp., 7.63s, 2001.         6,000        6,502,500
Federal Agricultural Mortgage Corp., 8.07s, 2006.         1,000        1,167,660
Federal Home Loan Bank, 4.25s, 1997..............         7,000        6,874,700
Federal Home Loan Mortgage Corp., 7.5s, 2024 -
  2025...........................................         9,563        9,804,804
Federal Home Loan Mortgage Corp., 8.5s, 2022.....            32           33,362
Federal Home Loan Mortgage Corp., 9s, 2001 -
  2021...........................................         2,850        2,994,523
Federal National Mortgage Assn., 7.27s, 2005.....         6,176        6,468,128
Federal National Mortgage Assn., 8s, 2005........         8,662        9,336,898
Federal National Mortgage Assn., 8s, 2017........           263          272,418
Federal National Mortgage Assn., 8.25s, 2001.....         3,974        4,219,540
Federal National Mortgage Assn., 8.5s, 2001 -
  2006...........................................         1,757        1,833,009
Federal National Mortgage Assn., 9s, 2006 - 2007.         3,949        4,157,832
Financing Corp., 9.4s, 2018......................         4,845        6,570,256
Financing Corp., 9.8s, 2018......................         5,600        7,866,263
North Pacific Fishing, 5.9s, 2006................         3,929        3,919,380
Private Export Funding Corp., 8.4s, 2001.........         3,000        3,379,200
Republic of Israel, U.S. Government Guaranteed
 Notes, 6s, 1999.................................         7,000        7,105,000
Resolution Funding Corp., 8.875s, 2020...........         6,000        7,953,720
                                                                    ------------
 Total U.S. Federal Agencies
  (Identified Cost, $99,324,109)..................................  $105,943,734
                                                                    ------------

U.S. GOVERNMENT BACKED -- 68.4%

                                                   Principal Amount
Issuer                                              (000 Omitted)      Value

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 22.6%
GNMA, 6.5s, 2024 - 2025..........................      $ 10,083     $ 10,001,333
GNMA, 7s, 2022 - 2025............................        26,265       26,576,771
GNMA, 7.5s, 1999 - 2025..........................        21,555       22,205,959
GNMA, 8s, 2022 - 2024............................         7,647        7,967,955
GNMA, 9s, 2017 - 2023............................        15,706       16,640,344
GNMA, 12.25s, 2015...............................            19           22,098
                                                                    ------------
                                                                    $ 83,414,460
                                                                    ------------
SMALL BUSINESS ADMINISTRATION -- 3.6%
SBA, 8.2s, 2005..................................      $  1,720     $  1,850,613
SBA, 8.4s, 2007..................................           751          825,847
SBA, 9.65s, 2007.................................           546          622,251
SBA, 8.7s, 2009..................................         3,973        4,472,060
SBA, 9.05s, 2009.................................           707          799,897
SBA, 10.05s, 2009................................           953        1,119,311
SBA, 10.1s, 2009.................................         1,488        1,738,950
SBA, 9.65s, 2010.................................         1,629        1,898,188
                                                                    ------------
                                                                    $ 13,327,117
                                                                    ------------
U.S. TREASURY OBLIGATIONS -- 41.9%
U.S. Treasury Notes, 8.5s, 1997..................      $  1,200     $  1,248,192
U.S. Treasury Notes, 5.25s, 1998.................        21,000       21,006,510
U.S. Treasury Notes, 5.375s, 1998................        10,000       10,032,800
U.S. Treasury Notes, 7.875s, 1998................         8,000        8,406,240
U.S. Treasury Notes, 6.5s, 1999..................         3,000        3,109,680
U.S. Treasury Notes, 6.75s, 1999.................        17,000       17,775,540
U.S. Treasury Notes, 9.125s, 1999................         4,500        5,021,730
U.S. Treasury Notes, 6.75s, 2000.................         9,500        9,997,230
U.S. Treasury Notes, 7.25s, 2004.................        16,000       17,770,150
U.S. Treasury Notes, 7.875s, 2004................        11,900       13,774,250
U.S. Treasury Bonds, 9s, 2018....................         4,000        5,448,120
U.S. Treasury Bonds, 8.75s, 2020.................        20,000       26,787,400
U.S. Treasury Bonds, 7.125s, 2023................         9,550       10,919,852
U.S. Treasury Bonds, 6.875s, 2025................         3,000        3,383,430
                                                                    ------------
                                                                    $154,681,124
                                                                    ------------
OTHER -- 0.3%
U.S. Department of Veterans Affairs, 7.75s, 2014.      $  1,000     $  1,044,370
                                                                    ------------
 Total U.S. Government Backed
  (Identified Cost, $240,741,967).................................  $252,467,071
                                                                    ------------

REPURCHASE AGREEMENT -- 1.5%

                                                 Principal Amount
Issuer                                            (000 Omitted)      Value

Shearson Lehman, dated 12/29/95, due 1/02/96,
 total to be received $5,387,500 (secured by
 $4,940,000 U.S. Treasury Bonds, 8.25s, 2005,
 market value $5,491,749), at Cost..............     $  5,384     $  5,384,000
                                                                  ------------
 Total Investments
  (Identified Cost, $345,450,076)................................ $363,794,805
OTHER ASSETS,
 LESS LIABILITIES -- 1.4%........................................    5,053,155
                                                                  ------------
 Net Assets -- 100.0%............................................ $368,847,960
                                                                  ============

           See portfolio footnotes and notes to financial statements


PORTFOLIO OF INVESTMENTS -- December 31, 1995
HIGH YIELD SERIES
NON-CONVERTIBLE BONDS -- 91.1%


                                                  Principal Amount
Issuer                                             (000 Omitted)      Value

AIRLINES
Continental Airlines, Inc., Liquidating Trust,
 11.75s, 1999**..................................      $  700      $         70
                                                                   ------------
FINANCIAL INSTITUTIONS -- 1.1%
American Annuity Group, Inc., 11.125s, 2003......      $  800      $    868,000
American Life Holdings Co., 11.25s, 2004.........         400           420,000
Americo Life, Inc., 9.25s, 2005..................         450           427,500
                                                                   ------------
                                                                   $  1,715,500
                                                                   ------------
INDUSTRIALS -- 88.2%
Automotive -- 2.5%
Exide Corp., 10s, 2005...........................      $1,300      $  1,410,500
Harvard Industries, Inc., 12s, 2004..............       1,050         1,105,125
Harvard Industries, Inc., 11.125s, 2005..........         500           500,000
SPX Corp., 11.75s, 2002..........................         800           848,000
                                                                   ------------
                                                                   $  3,863,625
                                                                   ------------
Building -- 4.7%
American Standard, Inc.,
 0s to 1998, 10.5s to 2005.......................      $2,725      $  2,336,687
Atlantic Gulf Communities Corp., 12s, 1996.......          45            39,538
Atlantic Gulf Communities Corp., 13s, 1998.......          48            25,076
Lone Star Industries, Inc., 10s, 2003............         850           858,500
Nortek, Inc., 9.875s, 2004.......................       1,100         1,028,500
Schuller International Group, Inc., 10.875s,
 2004............................................         950         1,066,375
USG Corp., 9.25s, 2001...........................       1,800         1,926,000
                                                                   ------------
                                                                   $  7,280,676
                                                                   ------------
Chemicals -- 3.8%
Arcadian Partners LP, 10.75s, 2005...............      $1,050      $  1,160,250
INDSPEC Chemical, 11.5s, 2003....................         800           640,000
NL Industries, Inc., 11.75s, 2003................       1,705         1,820,088
Rexene Corp., 11.75s, 2004.......................         800           838,000
UCC Investors Holdings, Inc., 10.5s, 2002........         250           257,500
UCC Investors Holdings, Inc., 0s, 2005...........       1,500         1,140,000
                                                                   ------------
                                                                   $  5,855,838
                                                                   ------------

                                                  Principal Amount
Issuer                                             (000 Omitted)      Value

INDUSTRIALS -- continued
Conglomerates -- 0.6%
Westinghouse Electric Corp., 8.375s, 2002........      $  700      $    721,980
Westinghouse Electric Corp., 6.875s, 2003........         250           237,095
                                                                   ------------
                                                                   $    959,075
                                                                   ------------
Consumer Goods and Services -- 6.4%
ADT Operations, Inc., 9.25s, 2003................      $  950      $  1,018,875
Consolidated Cigar Corp., 10.5s, 2003............         250           256,250
Fieldcrest Cannon, Inc., 11.25s, 2004............       1,000           910,000
International Semi-Tech Microelectronics, Inc.,
 0s, 2003........................................       1,000           536,250
Ithaca Industries, Inc., 11.125s, 2002**.........         750           255,000
Reeves Industries, Inc., 11s, 2002                        605           517,275
Remington Arms, Inc., 9.5s, 2003##...............         350           290,500
Revlon Consumer Products Corp., 10.5s, 2003......       1,330         1,356,600
Samsonite Corp., 11.125s, 2005...................       1,050         1,008,000
Sealy Corp., 9.5s, 2003..........................       1,450         1,457,250
Westpoint Stevens, Inc., 9.375s, 2005............       2,300         2,271,250
                                                                   ------------
                                                                   $  9,877,250
                                                                   ------------
Containers --  5.1%
Atlantis Group, Inc., 11s, 2003..................      $  950      $    831,250
Calmar, Inc., 11.5s, 2005##......................       1,300         1,316,250
Ivex Packaging Corp., 12.5s, 2002................         930           985,800
Owens-Illinois, Inc., 11s, 2003..................       1,900         2,147,000
Owens-Illinois, Inc., 9.95s, 2004................         500           531,250
Plastic Containers, Inc., 10.75s, 2001...........       1,000         1,030,000
Silgan Corp., 11.75s, 2002.......................         970         1,037,900
                                                                   ------------
                                                                   $  7,879,450
                                                                   ------------
Entertainment -- 2.6%
ACT III Broadcasting, 9.625s, 2003...............      $  300      $    312,000
ACT III Theatres, Inc., 11.875s, 2003............         600           651,000
Allbritton Communications Corp., 11.5s, 2004.....         600           630,000
Gillette Holdings, Inc., 12.25s, 2002............         407           426,985
SCI Television, Inc., 11s, 2005..................       1,500         1,586,250

                                                   Principal Amount
Issuer                                              (000 Omitted)      Value

INDUSTRIALS -- continued
Entertainment -- continued
United Artist Theater Circuit, Inc., 11.5s, 2002.       $  400      $    430,000
                                                                    ------------
                                                                    $  4,036,235
                                                                    ------------
Food and Beverage Products -- 2.8%
Coca-Cola Bottling Group Southwest, Inc., 9s,
 2003............................................       $  250      $    250,000
PMI Acquisition Corp., 10.25s, 2003..............        1,250         1,284,375
Specialty Foods Corp., 10.25s, 2001..............        1,550         1,457,000
Texas Bottling Group, Inc., 9s, 2003.............        1,250         1,237,500
                                                                    ------------
                                                                    $  4,228,875
                                                                    ------------
Forest and Paper Products -- 4.5%
Container Corp. of America, 10.75s, 2002.........       $  750      $    761,250
Fort Howard Corp., 9.25s, 2001...................          500           507,500
Gaylord Container Co., 0s, 2005..................        1,500         1,477,500
Pacific Lumber Co., 10.5s, 2003..................        1,400         1,326,500
Repap New Brunswick, 10.625s, 2005...............        1,050         1,029,000
SD Warren Co., 12s, 2004.........................        1,000         1,102,500
Stone Consolidated Corp., 10.25s, 2000...........          500           535,000
Stone Container Corp., 9.875s, 2001..............          200           194,500
                                                                    ------------
                                                                    $  6,933,750
                                                                    ------------
Medical and Health Technology and Services -- 5.4%
Community Health System, 10.25s, 2003............       $  950      $  1,026,000
Integrated Health Services, Inc., 10.75s, 2004...        1,000         1,082,500
OrNda Healthcorp, 12.25s, 2002...................        1,400         1,540,000
Quorum Health Group, 8.75s, 2005.................        1,500         1,552,500
Tenet Healthcare Corp., 10.125s, 2005............        2,800         3,115,000
                                                                    ------------
                                                                    $  8,316,000
                                                                    ------------
Oil Services -- 4.2%
AmeriGas Partners LP, 10.125s, 2007..............       $1,600      $  1,728,000
Ferrell Gas LP, 10s, 2001........................        1,200         1,284,000
Global Marine, Inc., 12.75s, 1999................        1,100         1,215,500
Noble Drilling Corp., 9.25s, 2003................          800           840,000
PDV America, Inc., 7.875s, 2003..................          600           586,050
Tuboscope Vetco International, Inc., 10.75s,
 2003............................................          800           796,000
                                                                    ------------
                                                                    $  6,449,550
                                                                    ------------

                                                   Principal Amount
Issuer                                              (000 Omitted)      Value

INDUSTRIALS -- continued
Oils -- 1.0%
Gulf Canada, 9.25s, 2004..........................      $1,150      $  1,190,250
Kelley Oil & Gas Corp., 13.5s, 1999...............         500           400,000
                                                                    ------------
                                                                    $  1,590,250
                                                                    ------------
Printing and Publishing -- 1.4%
Day International Group, Inc., 11.125s, 2005......      $  900      $    918,000
K-III Communications Corp., 10.625s, 2002.........         895           950,938
Western Publishing Group, 7.65s, 2002.............         400           280,000
                                                                    ------------
                                                                    $  2,148,938
                                                                    ------------
Restaurants and Lodging -- 4.6%
Ballys Grand, Inc., 10.375s, 2003.................      $1,450      $  1,479,000
Boomtown, Inc., 11.5s, 2003.......................         700           574,000
Boyd Gaming Corp., 10.75s, 2003...................       1,400         1,477,000
Four Seasons Hotels, Inc., 9.125s, 2000##.........       1,100         1,094,500
Grand Casinos, Inc., 10.125s, 2003................       1,000         1,045,000
Griffin Gaming & Entertainment, 0s, 2000..........         300           279,000
Maritime Group Ltd., 13.5s, 1997**................         443            79,654
Sam Houston Race Park, 11s, 2001..................         150            60,000
Station Casinos, Inc., 9.625s, 2003...............       1,050         1,042,125
                                                                    ------------
                                                                    $  7,130,279
                                                                    ------------
Special Products and Services -- 8.5%
Buckeye Cellulose Corp., 8.5s, 2005...............      $1,000      $  1,032,500
Eagle Industries, Inc., 0s, 2003..................       1,400         1,172,500
Fairfield Manufacturing, 11.375s, 2001............         350           341,250
Haynes International, Inc., 11.25s, 1998..........         150           142,500
Howmet Corp., 10s, 2003##.........................         600           627,000
IMO Industries, Inc., 12s, 2001...................         850           867,000
Idex Corp., 9.75s, 2002...........................         665           704,900
Interlake Corp., 12s, 2001........................         600           606,000
Interlake Corp., 12.125s, 2002....................         650           617,500
Interlake Revolver, "B", 5.75s, 1997..............         284           282,301
K & F Industries, Inc., 11.875s, 2003.............         650           698,750

                                                  Principal Amount
Issuer                                             (000 Omitted)      Value

INDUSTRIALS -- continued
Special Products and Services -- continued
Newflo Corp., 13.25s, 2002.......................      $  550      $    572,000
Polymer Group, Inc., 12.25s, 2002................       1,750         1,802,500
Spreckels Industries, Inc., 11.5s, 2000..........       1,050         1,029,000
Synthetic Industries, Inc., 12.75s, 2002.........       1,350         1,323,000
Talley Manufacturing & Technology, Inc., 10.75s,
 2003............................................         900           902,250
Thermadyne Industries Holdings Corp., 10.25s,
 2002............................................         350           348,250
                                                                   ------------
                                                                   $ 13,069,201
                                                                   ------------
Steel -- 3.9%
AK Steel Holdings Corp., 10.75s, 2004............      $1,750      $  1,942,500
Armco, Inc., 11.375s, 1999.......................         450           468,000
Easco Corp., 10s, 2001...........................         100            99,500
Jorgensen (Earle M.) Co., 10.75s, 2000...........         850           779,875
Kaiser Aluminum & Chemical Corp., 9.875s, 2002...         700           719,250
Sheffield Steel Corp., 12s, 2001.................         300           255,000
UCAR Global Enterprises, 12s, 2005...............         720           831,600
WCI Steel, 10.5s, 2002...........................         850           826,625
                                                                   ------------
                                                                   $  5,922,350
                                                                   ------------
Stores -- 1.7%
Eckerd (Jack) Corp., 9.25s, 2004.................      $  450      $    477,000
Finlay Enterprises, Inc., 12s, 2005..............         300           198,000
Finlay Fine Jewelry, 10.625s, 2003...............       1,000           970,000
Parisian, Inc., 9.875s, 2003.....................       1,000           840,000
Woodward & Lothrop, Inc., 14.75s, 1999**.........         150            73,500
                                                                   ------------
                                                                   $  2,558,500
                                                                   ------------
Supermarkets -- 6.0%
Brunos, Inc., 10.5s, 2005........................      $  850      $    841,500
Dominicks Finer Foods, 10.875s, 2005.............       1,550         1,646,875
Grand Union Co., 12s, 2004.......................       1,200         1,038,000
Pathmark Stores, Inc., 11.625s, 2002.............         700           701,750
Pathmark Stores, Inc., 9.625s, 2003..............         700           680,750
Ralphs Grocery Co., 10.45s, 2004.................         950           964,250

                                                  Principal Amount
Issuer                                             (000 Omitted)      Value

INDUSTRIALS -- continued
Supermarkets -- continued
Ralphs Grocery Co., 11s, 2005....................      $  950      $    940,500
Safeway, Inc., 10s, 2001.........................          75            83,625
Safeway Stores, Inc., 9.875s, 2007...............         600           696,000
Stop & Shop Cos., Inc., 9.75s, 2002..............       1,500         1,653,750
                                                                   ------------
                                                                   $  9,247,000
                                                                   ------------
Telecommunications -- 18.5%
American Communications Services, Inc., 0s,
 2005##..........................................      $  500      $    268,750
Bell Cablemedia, 0s, 2005##......................         900           562,500
Bell & Howell Co., 10.75s, 2002..................         600           636,000
Cablevision Industries Corp., 10.75s, 2002.......       1,400         1,512,000
Cablevision Systems Corp., 10.75s, 2004..........         800           844,000
Cablevision Systems Corp., 9.25s, 2005...........       1,200         1,254,000
Century Communications, 9.5s, 2005...............       1,500         1,548,750
Comcast Corp., 9.375s, 2005......................       2,100         2,220,750
Continental Cablevision, Inc., 8.875s, 2005......       1,800         1,885,500
Diamond Cable Communications, 0s, 2005...........         800           470,000
Echostar, 12.875s, 2004..........................       1,300           845,000
Falcon Holdings Group L.P., 11s, 2003#...........       1,561         1,483,055
Jones Intercable, Inc., 9.625s, 2002.............         500           537,500
Jones Intercable, Inc., 11.5s, 2004..............         150           166,500
Jones Intercable, Inc., 10.5s, 2008..............       1,100         1,204,500
MFS Communications, Inc., 0s, 2004...............       2,300         1,857,250
Marcus Cable Operations Co., 0s, 2004............         875           658,437
Metrocall, Inc., 10.375s, 2007...................       1,050         1,113,000
Mobile Telecommunications, 13.5s, 2002...........         750           836,250
Mobilemedia Communications, Inc., 0s, 2003.......       1,400         1,092,000
Paging Network, Inc., 8.875s, 2006...............       2,400         2,460,000
ProNet, 11.875s, 2005............................         950         1,045,000
Rogers Cablesystems Ltd., 9.625s, 2002...........         250           261,875

                                                  Principal Amount
Issuer                                             (000 Omitted)      Value

INDUSTRIALS -- continued
Telecommunications -- continued
Rogers Cablesystems Ltd., 10.125s, 2012..........      $1,150      $  1,210,375
USA Mobile Communication, 9.5s, 2004.............         550           544,500
Videotron Holdings, 0s, 2005.....................       1,700         1,054,000
Videotron Ltd., 10.25s, 2021.....................         800           844,000
                                                                   ------------
                                                                   $ 28,415,492
                                                                   ------------
 Total Industrials................................................ $135,762,334
                                                                   ------------
MORTGAGE-BACKED PASS-THROUGHS -- 0.3%
Merrill Lynch Mortgage Investors, Inc., 94-M1,
 8.078s, 2022+...................................      $  500      $    389,063
                                                                   ------------
TRANSPORTATION -- 1.0%
CHC Helicopter, 11.5s, 2002......................      $  400      $    353,000
Moran Transportation Co., 11.75s, 2004...........         300           282,000
Tiphook Finance Corp., 7.125s, 1998..............         550           394,625
Tiphook Finance Corp., 8s, 2000..................         679           471,905
                                                                   ------------
                                                                   $  1,501,530
                                                                   ------------
UTILITIES -- ELECTRIC -- 0.5%
Kenetech Corp., 12.75s, 2002.....................      $  500      $    185,000
Midland Funding Corp. II, "A", 11.75s, 2005......         500           523,845
                                                                   ------------
                                                                   $    708,845
                                                                   ------------
 Total Non-Convertible Bonds
  (Identified Cost, $138,298,355)................................. $140,077,342
                                                                   ------------
COMMON STOCKS AND WARRANTS -- 0.1%
                                                       Shares
Building
Atlantic Gulf Communities Corp.*.................          30      $        203
                                                                   ------------
Consumer Goods and Services
Ranger Industries, Inc.*.........................       8,952      $        895
                                                                   ------------
Entertainment -- 0.1%
Gillette Holdings, Inc.*.........................       9,414      $    197,694
                                                                   ------------
Restaurants and Lodging
Palace Casino, Warrants..........................       4,800      $         48
Sam Houston Race Park*...........................          44               220
                                                                   ------------
                                                                   $        268
                                                                   ------------
Oil Services
ICO, Inc., Warrants*.............................      25,000      $     16,250
                                                                   ------------
 Total Common Stocks and Warrants
  (Identified Cost, $425,191)..................................... $    215,310
                                                                   ------------

PREFERRED STOCKS -- 0.9%

Issuer                                                  Shares         Value

Building
UDC Homes, Inc., $1.68, "C", Cv.*.................       6,625      $      9,937
                                                                    ------------
Printing and Publishing -- 0.9%
K-III Communications Corp.#.......................      13,616      $  1,354,825
                                                                    ------------
 Total Preferred Stocks
  (Identified Cost, $1,311,946).................................... $  1,364,762
                                                                    ------------
SHORT-TERM OBLIGATIONS -- 4.7%
                                                   Principal Amount
                                                    (000 Omitted)
Federal Home Loan Mortgage Corp., due 1/02/96.....      $6,205      $  6,204,009
Ford Motor Credit Corp., due 1/02/96..............         980           979,837
                                                                    ------------
 Total Short-Term Obligations,
  at Amortized Cost................................................ $  7,183,846
                                                                    ------------
 Total Investments
  (Identified Cost, $147,219,338).................................. $148,841,260
OTHER ASSETS,
 LESS LIABILITIES -- 3.2%..........................................    4,958,895
                                                                    ------------
 Net Assets -- 100.0%.............................................. $153,800,155
                                                                    ============

           See portfolio footnotes and notes to financial statements

PORTFOLIO OF INVESTMENTS -- December 31, 1995
MANAGED SECTORS SERIES
COMMON STOCKS -- 96.9%

Issuer                                                     Shares      Value

ENERGY -- 13.4%
BJ Services Co.*........................................     85,000 $  2,465,000
Occidental Petroleum Corp. .............................    263,000    5,621,625
Schlumberger Ltd. ......................................     38,000    2,631,500
Seacor Holdings, Inc.*..................................     23,600      637,200
Seagull Energy Corp.*...................................    125,000    2,781,250
Snyder Oil Corp. .......................................    380,000    4,607,500
Tidewater, Inc. ........................................     85,000    2,677,500
Weatherford International, Inc.*........................    160,100    4,622,887
                                                                    ------------
                                                                    $ 26,044,462
                                                                    ------------
FINANCIAL SERVICES -- 10.4%
Advanta Corp., "B"......................................     58,500 $  2,127,937
Equitable of Iowa Cos. .................................    107,000    3,437,375
Federal Home Loan Mortgage Corp. .......................     47,500    3,966,250
First Interstate Bancorp................................     35,000    4,777,500
Fleet/Norstar Financial Group, Inc. ....................     25,400    1,035,050
Travelers Group, Inc. ..................................     78,000    4,904,250
                                                                    ------------
                                                                    $ 20,248,362
                                                                    ------------
LEISURE -- 22.6%
Argosy Gaming Corp.*....................................    192,500 $  1,467,813
Brinker International, Inc.*............................    159,600    2,413,950
Harrah's Entertainment, Inc.*...........................    330,000    8,002,500
Manor Care, Inc. .......................................      7,300      255,500
Promus Hotel Corp.*.....................................    117,200    2,607,700
Rogers Communications, Inc. (Canada)....................    775,000    8,661,598
Showboat, Inc. .........................................     92,700    2,444,962
Sky City Ltd. (New Zealand)*............................    110,000    2,279,904
Sydney Harbour Casinos Ltd. (Australia).................  1,249,000    1,576,126
Telecom Italia Mobile, Saving Shares (Italy)............    838,600      882,459
Telephone & Data Systems, Inc. .........................    337,800   13,343,100
                                                                    ------------
                                                                    $ 43,935,612
                                                                    ------------
RETAIL -- 8.3%
Circuit City Stores, Inc. ..............................     95,700 $  2,643,713
Federated Department Stores, Inc.*......................    185,000    5,087,500
Gymboree Corp.*.........................................    140,000    2,887,500
Sears, Roebuck & Co. ...................................     70,000    2,730,000
Wal-Mart Stores, Inc. ..................................    127,000    2,841,625
                                                                    ------------
                                                                    $ 16,190,338
                                                                    ------------
TECHNOLOGY -- 22.6%
ADT Ltd.*...............................................    287,000 $  4,305,000
Acclaim Entertainment, Inc. ............................    111,600    1,381,050
Adobe Systems, Inc. ....................................     26,500    1,643,000
Autodesk, Inc. .........................................     55,200    1,890,600
BMC Software, Inc.* ....................................     91,000    3,890,250

Issuer                                                  Shares         Value

TECHNOLOGY -- continued
Electronic Arts, Inc.*...........................       230,000     $  6,008,750
Intel Corp. .....................................       105,500        5,987,125
International Business Machines Corp. ...........        25,500        2,339,625
LSI Logic Corp.*.................................       129,000        4,224,750
National Semiconductor Corp.*....................       195,000        4,338,750
Oracle Systems Corp.*............................        60,000        2,542,500
Silicon Graphics, Inc.*..........................        27,100          745,250
Spectrum Holobyte, Inc.*.........................       406,600        2,642,900
Sybase, Inc.*....................................        55,100        1,983,600
                                                                    ------------
                                                                    $ 43,923,150
                                                                    ------------
OTHER --19.6%
AGCO Corp. ......................................       111,000     $  5,661,000
Colgate-Palmolive Co. ...........................        42,500        2,985,625
General Motors Corp. ............................       111,000        5,869,125
Ingersoll-Rand Co. ..............................        67,500        2,370,937
James River Corp. ...............................        16,400          395,650
Loral Corp. .....................................       145,000        5,129,375
McDonnell-Douglas Corp. .........................        36,000        3,312,000
Potash Corp. of Saskatchewan.....................         8,400          595,350
Rubbermaid, Inc. ................................        41,200        1,050,600
Tyco International Ltd. .........................       158,000        5,628,750
United Healthcare Corp. .........................        77,500        5,076,250
                                                                    ------------
                                                                    $ 38,074,662
                                                                    ------------
 Total Common Stocks
  (Identified Cost, $173,659,905).................................  $188,416,586
                                                                    ------------
CONVERTIBLE BOND -- 0.1%
                                                   Principal Amount
                                                    (000 Omitted)
Spectrum Holobyte, Inc.,
 6.5s, 2002##
 (Identified Cost, $270,000).....................     $     270     $    197,100
                                                                    ------------
SHORT-TERM OBLIGATION -- 2.3%
Federal Home Loan Mortgage Corp., due 1/02/96, at
 Amortized Cost..................................     $   4,380     $  4,379,300
                                                                    ------------
 Total Investments
  (Identified Cost, $178,309,205).................................  $192,992,986
OTHER ASSETS,
 LESS LIABILITIES -- 0.7%.........................................     1,357,793
                                                                    ------------
 Net Assets -- 100.0%.............................................  $194,350,779
                                                                    ============

           See portfolio footnotes and notes to financial statements


 PORTFOLIO OF INVESTMENTS -- December 31, 1995
 MONEY MARKET SERIES
 COMMERCIAL PAPER -- 33.8%

                                                   Principal Amount
Issuer                                              (000 Omitted)      Value

Abbott Labs, due 1/10/96........................       $ 6,000      $  5,991,600
AT & T Corp., due 1/25/96.......................         4,000         3,984,827
Beneficial Corp., due 1/22/96 - 2/07/96.........        12,800        12,740,917
Ford Motor Credit Corp., due 1/02/96 - 1/05/96..         7,500         7,497,429
GTE South, due 2/06/96..........................         6,400         6,363,392
Heinz (H.J.) Co., due 2/01/96...................         3,400         3,383,165
Hershey Foods Corp., due 1/12/96................         5,100         5,091,195
Hewlett-Packard Co., due 3/19/96................         4,500         4,447,253
Knight-Ridder, Inc., due 2/23/96 - 3/12/96......         8,900         8,816,791
Philip Morris Cos., Inc., due 1/26/96...........         6,500         6,474,497
Procter & Gamble Co., due 3/07/96...............         5,000         4,949,033
Raytheon Co., due 1/04/96 - 1/08/96.............         6,000         5,993,770
Transamerica Corp., due
 1/08/96 - 1/19/96..............................        11,000        10,979,027
Warner Lambert Co., due 4/12/96 - 5/02/96.......         9,000         8,837,649
                                                                    ------------
                                                                    $ 95,550,545
                                                                    ------------
U.S. GOVERNMENT AND AGENCY
 OBLIGATIONS -- 66.8%
Federal Farm Credit Bank, due 3/06/96...........       $ 2,800      $  2,772,346
Federal Home Loan Bank, due 1/16/96 - 5/17/96...        60,800        60,242,985
Federal Home Loan Mortgage Corp., due 2/14/96 -
  3/18/96.......................................        22,800        22,598,860
Federal National Mortgage Assn., due 1/03/96 -
  4/26/96.......................................        79,900        79,411,872
Tennessee Valley Authority, due 1/09/96 -
  2/08/96.......................................        23,800        23,722,838
                                                                    ------------
                                                                    $188,748,901
                                                                    ------------
 Total Investments,
  at Amortized Cost................................................ $284,299,446
OTHER ASSETS,
 LESS LIABILITIES -- (0.6)%........................................  (1,545,338)
                                                                    ------------
 Net Assets -- 100.0%.............................................. $282,754,108
                                                                    ============

           See portfolio footnotes and notes to financial statements

PORTFOLIO OF INVESTMENTS -- December 31, 1995
RESEARCH SERIES
COMMON STOCKS -- 93.8%

Issuer                                                      Shares     Value

U.S. STOCKS -- 89.0%
AEROSPACE -- 4.5%
General Dynamics Corp......................................  12,000 $   709,500
Lockheed Corp..............................................   9,900     782,100
McDonnell-Douglas Corp.....................................  15,700   1,444,400
United Technologies Corp...................................   3,200     303,600
                                                                    -----------
                                                                    $ 3,239,600
                                                                    -----------
AGRICULTURAL PRODUCTS -- 2.9%
AGCO Corp..................................................  16,900 $   861,900
Case Corp..................................................  26,600   1,216,950
                                                                    -----------
                                                                    $ 2,078,850
                                                                    -----------
APPAREL AND TEXTILES -- 1.5%
Nike, Inc., "B"............................................  13,500 $   939,937
Nine West Group, Inc.*.....................................   2,900     108,750
                                                                    -----------
                                                                    $ 1,048,687
                                                                    -----------
BANKS AND CREDIT COMPANIES -- 3.2%
Baybanks, Inc..............................................   6,100 $   599,325
Chase Manhattan Corp.......................................  12,600     763,875
First Interstate Bancorp...................................   4,300     586,950
Northern Trust Co..........................................   6,000     336,000
                                                                    -----------
                                                                    $ 2,286,150
                                                                    -----------
BUSINESS MACHINES -- 1.3%
Affiliated Computer Services, Inc., "A"*...................   7,800 $   292,500
International Business Machines Corp.......................   6,700     614,725
                                                                    -----------
                                                                    $   907,225
                                                                    -----------
BUSINESS SERVICES -- 2.5%
Alco Standard Corp.........................................  16,300 $   743,688
Ceridian Corp.*............................................  19,200     792,000
Interim Services, Inc.*....................................   3,400     118,150
Technology Solutions Co.*..................................   8,500     165,750
                                                                    -----------
                                                                    $ 1,819,588
                                                                    -----------
CELLULAR TELEPHONES -- 0.4%
Telephone & Data Systems, Inc. ............................   6,800 $   268,600
                                                                    -----------
CHEMICALS -- 1.8%
Air Products & Chemicals, Inc..............................   6,300 $   332,325
Grace (W.R.) & Co. ........................................   8,800     520,300
Hanna (M.A.) Co. ..........................................   7,200     201,600
Uniroyal Chemical Corp.*...................................  31,200     257,400
                                                                    -----------
                                                                    $ 1,311,625
                                                                    -----------
COMPUTER SOFTWARE -- PERSONAL COMPUTERS -- 1.9%
Electronic Arts, Inc.*.....................................  20,300 $   530,338
Microsoft Corp.*...........................................   9,400     824,850
                                                                    -----------
                                                                    $ 1,355,188
                                                                    -----------

Issuer                                                      Shares     Value

U.S. STOCKS -- continued
COMPUTER SOFTWARE -- SYSTEMS -- 7.5%
Adobe Systems, Inc. .......................................  11,300 $   700,600
BMC Software, Inc.*........................................  11,200     478,800
Cadence Design Systems, Inc.*..............................  28,600   1,201,200
Compaq Computer Corp.*.....................................  10,600     508,800
Computer Associates International, Inc. ...................  10,300     585,813
Compuware Corp.*...........................................  15,400     284,900
Oracle Systems Corp.*......................................  27,200   1,152,600
Sybase, Inc.*..............................................  13,800     496,800
                                                                    -----------
                                                                    $ 5,409,513
                                                                    -----------
CONSUMER GOODS AND SERVICES -- 8.8%
Colgate-Palmolive Co. .....................................  15,000 $ 1,053,750
Duracell International, Inc. ..............................  15,300     791,775
Gillette Co. ..............................................  17,500     912,188
Philip Morris Cos., Inc. ..................................  11,300   1,022,650
Procter & Gamble Co. ......................................  13,300   1,103,900
Service Corp. International................................  13,400     589,600
Tyco International Ltd. ...................................  23,500     837,187
                                                                    -----------
                                                                    $ 6,311,050
                                                                    -----------
DEFENSE ELECTRONICS -- 1.7%
Loral Corp. ...............................................  35,300 $ 1,248,737
                                                                    -----------
ELECTRONICS -- 3.4%
ESS Technology, Inc.*......................................     600 $    13,800
Intel Corp. ...............................................  20,800   1,180,400
LSI Logic Corp.*...........................................   6,000     196,500
National Semiconductor Corp.*..............................  12,300     273,675
Xilinx, Inc.*..............................................  25,200     768,600
                                                                    -----------
                                                                    $ 2,432,975
                                                                    -----------
ENTERTAINMENT -- 2.5%
Aztar Corp.*...............................................  87,500 $   700,000
Harrah's Entertainment, Inc.*..............................  23,600     572,300
Heritage Media Corp.*......................................  11,700     299,813
Showboat, Inc. ............................................   9,800     258,475
                                                                    -----------
                                                                    $ 1,830,588
                                                                    -----------
FINANCIAL INSTITUTIONS -- 2.1%
Advanta Corp., "B".........................................  14,700 $   534,713
Federal Home Loan Mortgage Corp............................   5,100     425,850
Intergra Financial Corp....................................   8,600     541,800
                                                                    -----------
                                                                    $ 1,502,363
                                                                    -----------
FOOD AND BEVERAGE PRODUCTS -- 4.9%
Campbell Soup Co...........................................  12,400 $   744,000
Kellogg Co.................................................   8,600     664,350
Nabisco Holdings Corp., "A"................................  24,000     783,000

Issuer                                                      Shares     Value

U.S. STOCKS -- continued
FOOD AND BEVERAGE PRODUCTS -- continued
PepsiCo, Inc...............................................  15,600 $   871,650
Universal Foods Corp.......................................  10,700     429,337
                                                                    -----------
                                                                    $ 3,492,337
                                                                    -----------
FOREST AND PAPER PRODUCTS -- 1.9%
Fort Howard Corp.*.........................................   7,700 $   173,250
Kimberly Clark Corp........................................  14,300   1,183,325
                                                                    -----------
                                                                    $ 1,356,575
                                                                    -----------
INSURANCE -- 8.4%
AFLAC, Inc.................................................  10,600 $   459,775
American Re Corp...........................................   8,700     355,613
Amerin Corp.*..............................................  11,100     296,925
CIGNA Corp.................................................   6,800     702,100
Equitable of Iowa Cos......................................  17,700     568,613
GCR Holdings Ltd.*.........................................  14,900     335,250
Lasalle Resources Holdings Ltd.*...........................  12,600     288,225
MBIA, Inc..................................................   9,600     720,000
Penncorp Financial Group, Inc..............................  38,900   1,142,687
Prudential Reinsurance Holdings*...........................  22,500     525,937
Travelers, Inc.............................................  10,200     641,325
                                                                    -----------
                                                                    $ 6,036,450
                                                                    -----------
MACHINERY -- 0.4%
York International Corp....................................   6,800 $   319,600
                                                                    -----------
MEDICAL AND HEALTH PRODUCTS -- 5.5%
Johnson & Johnson..........................................   3,700 $   316,813
Medisense, Inc.*...........................................  46,600   1,473,725
Neuromedical Systems, Inc.*................................  23,100     464,887
Pfizer, Inc................................................   7,400     466,200
Uromed Corp.*..............................................  82,800   1,066,050
Zoll Medical Corp.*........................................  16,400     147,600
                                                                    -----------
                                                                    $ 3,935,275
                                                                    -----------
MEDICAL AND HEALTH TECHNOLOGY
 AND SERVICES -- 5.4%
Amisys Managed Care Systems*...............................  23,500 $   446,500
Community Health Systems, Inc.*............................  11,900     423,938
Living Centers of America, Inc.*...........................   8,900     311,500
Mariner Health Group, Inc.*................................   6,100     102,175
Pacificare Health Systems, Inc., "A"*......................   1,300     113,100
Pacificare Health Systems, Inc., "B"*......................   6,100     530,700
St. Jude Medical, Inc......................................  18,100     778,300
United Healthcare Corp.....................................  18,200   1,192,100
                                                                    -----------
                                                                    $ 3,898,313
                                                                    -----------
OILS -- 2.4%
Mobil Corp.................................................   9,200 $ 1,030,400
Seacor Holdings, Inc.*.....................................   8,100     218,700
Union Pacific Resources Group, Inc.*.......................  17,700     449,137
                                                                    -----------
                                                                    $ 1,698,237
                                                                    -----------

Issuer                                                      Shares     Value

U.S. STOCKS -- continued
POLLUTION CONTROL -- 1.1%
WMX Technologies, Inc......................................  26,300 $   785,712
                                                                    -----------
RAILROADS -- 2.0%
CSX Corp...................................................  14,700 $   670,688
Wisconsin Central Transportation Corp.*....................  11,600     762,700
                                                                    -----------
                                                                    $ 1,433,388
                                                                    -----------
RESTAURANTS AND LODGING -- 1.5%
HFS, Inc.*.................................................   4,100 $   335,175
Promus Hotel Corp.*........................................  10,950     243,637
Quantum Restaurant Group, Inc.*............................   2,500      28,125
Sonic Corp.*...............................................  24,200     459,800
                                                                    -----------
                                                                    $ 1,066,737
                                                                    -----------
SPECIAL PRODUCTS AND SERVICES -- 2.4%
Intertape Polymer Group, Inc...............................  19,600 $   614,950
Sphere Drake Holdings Ltd.*................................  23,100     323,400
Stanley Works..............................................  15,300     787,950
                                                                    -----------
                                                                    $ 1,726,300
                                                                    -----------
STORES -- 3.6%
Circuit City Stores, Inc...................................   6,200 $   171,275
Gymboree Corp.*............................................  30,700     633,188
Hollywood Entertainment Corp.*.............................  11,700      97,988
Home Depot, Inc............................................   8,200     392,575
Lowe's Cos., Inc. .........................................   9,100     304,850
Micro Warehouse, Inc.*.....................................  13,300     575,225
Office Depot, Inc.*........................................  20,200     398,950
                                                                    -----------
                                                                    $ 2,574,051
                                                                    -----------
TELECOMMUNICATIONS -- 1.5%
Cabletron Systems, Inc.*...................................  12,100 $   980,100
Cisco Systems, Inc.*.......................................   1,800     134,325
                                                                    -----------
                                                                    $ 1,114,425
                                                                    -----------
UTILITIES -- GAS -- 2.0%
Coastal Corp...............................................  19,500 $   726,375
Enron Corp.................................................  18,100     690,063
                                                                    -----------
                                                                    $ 1,416,438
                                                                    -----------
 Total U.S. Stocks
  (Identified Cost, $57,280,892)................................... $63,904,577
                                                                    -----------
FOREIGN STOCKS -- 4.8%
DENMARK --  0.4%
Tele Danmark, ADR (Utilities -- Telephone)*................   9,100 $   251,387
                                                                    -----------
FRANCE -- 0.5%
TV Francaise (Media)*......................................   3,500 $   374,732
                                                                    -----------
HONG KONG -- 0.2%
Giordano International (Retail --Apparel).................. 198,000 $   169,012
                                                                    -----------


Issuer                                                  Shares         Value

FOREIGN STOCKS -- continued
ITALY -- 0.3%
Telecom Italia Mobile, Saving Shares*
 (Telecommunications).............................     195,300      $   205,514
                                                                    -----------
MALAYSIA -- 0.9%
New Straits Time Press (Publishing)...............     197,000      $   659,641
                                                                    -----------
NORWAY -- 0.1%
Tomra Systems A/S (Environmental Control).........       5,600      $    44,191
                                                                    -----------
SINGAPORE -- 0.4%
Singapore Press Holdings (Publishing)*............      16,000      $   282,925
                                                                    -----------
SWEDEN -- 2.0%
ASTRA AB, Free Shares, "B" (Pharmaceuticals)*.....      23,700      $   938,098
Ericsson LM, "B"* (Telecommunications Equipment)..      15,300          299,350
Hennes & Mauritz (Retail)*........................       3,950          219,960
                                                                    -----------
                                                                    $ 1,457,408
                                                                    -----------
 Total Foreign Stocks
  (Identified Cost, $3,176,553).................................... $ 3,444,810
                                                                    -----------
 Total Common Stocks
  (Identified Cost, $60,457,445)................................... $67,349,387
                                                                    -----------
SHORT-TERM OBLIGATION -- 5.3%
                                                   Principal Amount
                                                    (000 Omitted)
Federal Home Loan Mortgage Corp., due 1/22/96, at
 Amortized Cost...................................     $ 3,800      $ 3,787,919
                                                                    -----------
 Total Investments
  (Identified Cost, $64,245,364)................................... $71,137,306
OTHER ASSETS,
 LESS LIABILITIES -- 0.9%..........................................     690,807
                                                                    -----------
 Net Assets -- 100.0%.............................................. $71,828,113
                                                                    ===========

           See portfolio footnotes and notes to financial statements

PORTFOLIO OF INVESTMENTS -- December 31, 1995
TOTAL RETURN SERIES
NON-CONVERTIBLE BONDS -- 33.9%

                                                Principal Amount
Issuer                                           (000 Omitted)       Value

BANKS AND CREDIT COMPANIES -- 1.7%
Banco Central, 8.25s, 2004.....................     $ 2,400      $    2,636,160
Bankers Trust Co., 7.5s, 2015..................       4,800           4,968,144
Banponce Financial Corp., 7.72s, 2000..........       2,500           2,641,875
Chase Manhattan Corp.,
 8.8s, 2000....................................       1,900           1,961,903
First Chicago Corp., 9s, 1996..................       2,000           2,027,660
Riggs National Corp.,
 8.5s, 2006....................................       3,000           3,210,000
Sovereign Bancorp, Inc.,
 6.75s, 2000...................................         750             753,750
                                                                 --------------
                                                                 $   18,199,492
                                                                 --------------
CORPORATE ASSET BACKED -- 0.1%
Merrill Lynch Home Equity Loan, 91-1, "B",
 9.3s, 2016+...................................     $   674      $      701,558
Merrill Lynch Mortgage Investors, Inc., 91-C,
 "B", 8.9s, 2011...............................         410             430,857
Merrill Lynch Mortgage Investors, Inc., 94-MI,
 8.078s, 2022+.................................         514             399,957
                                                                 --------------
                                                                 $    1,532,372
                                                                 --------------
FINANCIAL INSTITUTIONS -- 1.1%
Alex Brown, Inc., 7.625s, 2005.................     $ 2,000      $    2,125,820
Associates Corp. of N.A., 6.375s, 2005.........       1,480           1,507,054
Goldman Sachs Group,
 6.2s, 2000##..................................         785             783,038
Goldman Sachs Group,
 7.25s, 2005...................................         650             674,375
Lehman Brothers Holdings, 7.375s, 2007.........       1,800           1,888,867
Lehman Brothers, Inc.,
 7.125s, 2002..................................       1,550           1,602,514
Leucadia National Corp.,
 8.25s, 2005...................................         200             210,365
Salton Sea Funding Corp., 7.37s, 2005##........       1,575           1,631,290
Salton Sea Funding Corp., 7.84s, 2010##........       1,575           1,656,523
                                                                 --------------
                                                                 $   12,079,846
                                                                 --------------
FOREIGN -- U.S. DOLLAR DENOMINATED -- 1.7%
Banco Santander S.A.,
 7.875s, 2005..................................     $ 2,400      $    2,649,024
Financiera Energetica Nacional S.A., 6.625s,
 1996##........................................       1,680           1,673,700

                                                 Principal Amount
Issuer                                            (000 Omitted)       Value

FOREIGN -- U.S. DOLLAR DENOMINATED -- continued
Hanson Overseas,
 6.75s, 2005....................................     $ 2,500      $    2,588,825
Hidroelectrica Alicura, 8.375s, 1999##..........       2,200           2,024,000
Korea Electric Power Corp., 7.75s, 2013.........       4,700           5,025,616
Ocensa, 9.35s, 2005##...........................       1,200           1,218,000
Province of Ontario, 7s, 2005...................       1,500           1,584,225
Republic of Colombia, 8.75s, 1999...............       1,000           1,057,120
Republic of Colombia,
 7.25s, 2004....................................         650             623,507
                                                                  --------------
                                                                  $   18,444,017
                                                                  --------------
INDUSTRIALS -- 7.2%
Automotive -- 0.3%
Ford Motor Co., 7.125s, 2025....................     $ 1,595      $    1,656,965
Ford Motor Co., 7.75s, 2043.....................       1,605           1,787,857
                                                                  --------------
                                                                  $    3,444,822
                                                                  --------------
Building -- 0.2%
Black & Decker Corp., 8.44s, 1999...............     $ 1,000      $    1,087,290
Owens Corning Fiberglass Corp., 9.9s, 2015##....         800             903,500
                                                                  --------------
                                                                  $    1,990,790
                                                                  --------------
Conglomerates -- 0.3%
ITT Destinations, Inc., 6.75s, 2005 ............     $ 1,600      $    1,631,200
Tenneco, Inc., 6.5s, 2005.......................       1,700           1,695,750
                                                                  --------------
                                                                  $    3,326,950
                                                                  --------------
Defense Electronics -- 0.3%
Loral Corp., 8.375s, 2024.......................     $ 1,600      $    1,837,328
Raytheon Co., 7.375s, 2025......................       1,055           1,098,835
                                                                  --------------
                                                                  $    2,936,163
                                                                  --------------
Food and Beverage Products -- 1.1%
Borden, Inc., 9.2s, 2021........................     $ 4,000      $    4,245,640
Nabisco, Inc., 7.55s, 2015......................       3,345           3,481,375
RJR Nabisco, Inc., 8s, 2000.....................         750             763,042
RJR Nabisco, Inc., 8.75s, 2007..................       3,450           3,518,931
                                                                  --------------
                                                                  $   12,008,988
                                                                  --------------
Forest and Paper Products -- 1.5%
Canadian Pacific Forest,
 9.25s, 2002....................................     $ 4,000      $    4,483,320
Georgia-Pacific Corp.,
 9.875s, 2021...................................       2,825           3,271,773
Georgia-Pacific Corp.,
 9.125s, 2022...................................       2,500           2,808,175

                                                 Principal Amount
Issuer                                            (000 Omitted)       Value

INDUSTRIALS -- continued
Forest and Paper Products -- continued
Georgia-Pacific Corp.,
 8.125s, 2023...................................     $   925      $      967,522
Georgia-Pacific Corp.,
 8.625s, 2025...................................         500             550,420
Noranda Forest, Inc.,
 6.875s, 2005...................................       3,800           3,887,172
                                                                  --------------
                                                                  $   15,968,382
                                                                  --------------
Medical and Health Products -- 0.1%
Fisher Scientific, Inc., 7.125s, 2005...........     $ 1,600      $    1,602,528
                                                                  --------------
Metals and Minerals -- 0.2%
ASARCO, Inc., 8.5s, 2025........................     $ 2,080      $    2,366,499
                                                                  --------------
Oils -- 1.0%
Oryx Energy Co., 9.3s, 1996.....................     $ 8,400      $    8,481,732
Oryx Energy Co., 10s, 2001......................       2,400           2,664,144
                                                                  --------------
                                                                  $   11,145,876
                                                                  --------------
Pollution Control -- 0.2%
Laidlaw, Inc., 8.75s, 2025......................     $ 1,500      $    1,788,705
                                                                  --------------
Printing and Publishing -- 1.3%
News America Holdings, Inc.,
 7.45s, 2000....................................     $ 1,600      $    1,667,168
News America Holdings, Inc., 7.5s, 2000.........       1,980           2,082,465
News America Holdings, Inc., 7.6s, 2015.........       2,200           2,250,050
News America Holdings, Inc., 7.75s, 2045........       1,600           1,620,704
Time Warner, Inc.,
 7.75s, 2005....................................       1,598           1,663,565
Time Warner, Inc.,
 9.125s, 2013...................................       2,700           3,042,765
Valassis Inserts, 9.375s, 1999..................       1,660           1,675,305
                                                                  --------------
                                                                  $   14,002,022
                                                                  --------------
Restaurants and Lodging -- 0.1%
RHG Finance Corp.,
 8.875s, 2005...................................     $ 1,440      $    1,503,576
                                                                  --------------
Special Products and Services -- 0.2%
Rouse Co., 8.5s, 2003...........................     $   600      $      655,380
Rouse Co., 8.55s, 2005..........................       1,600           1,848,240
                                                                  --------------
                                                                  $    2,503,620
                                                                  --------------
Stores -- 0.4%
Dayton-Hudson Corp., 9s, 2021...................     $ 3,380      $    4,043,122
                                                                  --------------
 Total Industrials............................................... $   78,632,043
                                                                  --------------

                                                 Principal Amount
Issuer                                            (000 Omitted)       Value

INSURANCE -- 0.5%
CCP Insurance, Inc.,
 10.5s, 2004....................................     $ 1,080      $    1,176,606
Metropolitan Life Insurance, 7.7s, 2015##.......       1,600           1,661,504
Travelers Group, Inc.,
 7.875s, 2025...................................       2,350           2,630,707
                                                                  --------------
                                                                  $    5,468,817
                                                                  --------------
TELECOMMUNICATIONS -- 1.2%
TCI Communications, Inc., 8.75s, 2015...........     $ 2,181      $    2,418,009
Tele-Communications, Inc.,
 7.38s, 2001....................................       1,500           1,570,770
Tele-Communications, Inc., 10.125s, 2022........       1,700           2,129,896
Tele-Communications, Inc.,
 9.25s, 2023....................................       5,219           5,696,956
Viacom, Inc., 7.75s, 2005.......................       1,200           1,274,364
                                                                  --------------
                                                                  $   13,089,995
                                                                  --------------
TRANSPORTATION -- 1.0%
Jet Equipment Trust, 10.91s, 2006##.............     $   998      $    1,158,838
Jet Equipment Trust, 10.69s, 2015##.............       1,000           1,173,100
NWA Trust, 9.25s, 2014..........................       1,219           1,481,926
Qantas Airways Ltd., 7.5s, 2003##...............       2,180           2,284,705
United Air Lines, Inc., 9.125s, 2012............         800             894,000
United Air Lines, Inc., 9.75s, 2021.............       1,600           1,919,312
United Air Lines, Inc., 10.25s, 2021............       1,400           1,751,834
                                                                  --------------
                                                                  $   10,663,715
                                                                  --------------
U.S. GOVERNMENT AGENCIES -- 0.9%
Federal Home Loan Mortgage Corporation -- 0.3%
FHLMC, 9.5s, 2025...............................     $ 2,296      $    2,447,851
FHLMC, 9.5s, 2025...............................       1,160           1,236,496
                                                                  --------------
                                                                  $    3,684,347
                                                                  --------------
Federal National Mortgage Association -- 0.6%
FNMA, 15 year, 7.5s, 2009.......................     $ 6,700      $    6,890,481
                                                                  --------------
 Total U.S. Government Agencies.................................. $   10,574,828
                                                                  --------------
U.S. GOVERNMENT BACKED -- 13.3%
Government National Mortgage Association -- 0.8%
GNMA, 7.5s, 2025................................     $ 6,429      $    6,614,377
GNMA, 9s, 2009 - 2022...........................       2,463           2,609,011
                                                                  --------------
                                                                  $    9,223,388
                                                                  --------------

                                                 Principal Amount
Issuer                                            (000 Omitted)       Value

U.S. GOVERNMENT BACKED -- continued
U.S. Treasury Obligations -- 12.5%
U.S. Treasury Notes, 7.25s, 1996................     $ 5,300      $    5,364,607
U.S. Treasury Notes, 7.25s, 1996................      13,000          13,221,390
U.S. Treasury Notes, 5.625s, 1997...............       7,000           7,051,380
U.S. Treasury Notes, 6.125s, 1997...............      16,700          16,903,574
U.S. Treasury Notes, 7.5s, 1999.................       1,700           1,825,103
U.S. Treasury Notes, 7.875s, 1999...............       1,000           1,087,190
U.S. Treasury Notes, 6.125s, 2000...............       2,400           2,472,000
U.S. Treasury Notes, 6.25s, 2000................       6,771           7,004,803
U.S. Treasury Notes, 7.25s, 2004................      24,500          27,244,735
U.S. Treasury Notes, 7.875s, 2004...............       6,600           7,639,500
U.S. Treasury Notes, 5.875s, 2005...............       4,000           4,090,000
U.S. Treasury Notes, 6.5s, 2005.................       1,590           1,693,843
U.S. Treasury Bonds, 12s, 2013..................       9,500          14,637,410
U.S. Treasury Bonds, 8.875s, 2017...............      11,300          15,134,881
U.S. Treasury Bonds, 6.875s, 2025...............      10,000          11,278,100
                                                                  --------------
                                                                  $  136,648,516
                                                                  --------------
 Total U.S. Government Backed.................................... $  145,871,904
                                                                  --------------
UTILITIES -- ELECTRIC -- 4.1%
BVPS II Funding Corp., 8.33s, 2007..............     $   698      $      698,698
Central Maine Power Co., 7.45s, 1999............         800             842,064
Cleveland Electric Illuminating, 9.5s, 2005.....       1,000           1,035,000
Coastal Bancorp, Inc., 10s, 2002................         400             404,000
Coastal Corp., 10.375s, 2000....................         660             771,328
Coastal Corp., 10.25s, 2004.....................       2,400           2,979,120
Coastal Corp., 7.75s, 2035......................       5,350           5,554,370
Commonwealth Edison Co., 8.375s, 2023...........       3,100           3,336,283
First PV Funding Corp., 10.3s, 2014.............       1,533           1,603,901
First PV Funding Corp., 10.15s, 2016............       2,600           2,658,500

                                                Principal Amount
Issuer                                           (000 Omitted)       Value

UTILITIES -- ELECTRIC -- continued
Gulf States Utilities, 8.25s, 2004.............     $ 1,750      $    1,886,938
Illinois Power Co., 8.75s, 2021................       2,200           2,396,043
Long Island Lighting Co.,
 8.75s, 1997...................................       2,000           2,058,220
Long Island Lighting Co.,
 8.9s, 2019....................................       6,450           6,511,855
Long Island Lighting Co., 9.625s, 2024.........         800             814,369
Louisiana Power & Light Co., 10.67s, 2017......       1,075           1,156,409
Louisiana Power & Light Co., 10.67s, 2017......         400             430,292
Midland Cogeneration Venture Corp., 10.33s,
 2002..........................................         723             752,629
Midland Funding Corp. II, "A", 11.75s, 2005....       1,750           1,833,457
Ohio Edison Co.,
 7.375s, 2002..................................         500             525,600
Texas & New Mexico Power Co., 12.5s, 1999......       1,325           1,490,625
Texas & New Mexico Power Co., 9.25s, 2000......       1,400           1,499,638
Utilicorp United, Inc.,
 8.45s, 1999...................................       3,790           4,106,275
                                                                 --------------
                                                                 $   45,345,614
                                                                 --------------
UTILITIES -- GAS -- 0.9%
ANR Pipeline Co., 7s, 2025.....................     $ 2,460      $    2,585,189
California Energy Co.,
 0s, 2004......................................       1,900           1,795,500
Noram Energy Corp.,
 7.5s, 2000....................................       2,500           2,565,325
Northwest Pipeline Co.,
 9s, 2022......................................         375             416,168
Panhandle Eastern Corp., 8.625s, 2025..........       1,125           1,252,552
Southern Union Co.,
 7.6s, 2024....................................       1,600           1,667,073
                                                                 --------------
                                                                 $   10,281,807
                                                                 --------------
UTILITIES -- TELEPHONE -- 0.2%
Century Telephone Enterprises, 8.25s, 2024.....     $ 2,000      $    2,184,060
                                                                 --------------
 Total Non-Convertible Bonds
  (Identified Cost, $360,616,135)............................... $  372,368,510
                                                                 --------------
CONVERTIBLE BONDS -- 3.6%
BANKS AND CREDIT COMPANIES -- 0.2%
Bank of New York Co., Inc.,
 7.5s, 2001....................................     $ 1,000      $    2,432,500
                                                                 --------------

CONVERTIBLE BONDS -- continued

                                                Principal Amount
Issuer                                           (000 Omitted)       Value

COMPUTER SOFTWARE -- SYSTEMS -- 0.2%
Data General Corp.,
 7.75s, 2001...................................     $ 2,000      $    1,960,000
                                                                 --------------
ELECTRONICS -- 0.4%
ADT Operations, Inc., 0s, 2010.................     $ 9,385      $    4,457,875
                                                                 --------------
FINANCIAL INSTITUTIONS -- 0.5%
USF&G Corp., 0s, 2009..........................     $ 9,000      $    5,073,750
                                                                 --------------
INSURANCE -- 0.3%
Equitable Cos., Inc.,
 6.125s, 2024..................................     $ 2,500      $    2,853,126
                                                                 --------------
MEDICAL AND HEALTH PRODUCTS -- 1.3%
Alza Corp., 0s, 2014...........................     $ 5,000      $    2,050,000
Ciba-Geigy, 6.25s, 2016##......................         500             511,250
Roche Holdings, Inc.,
 0s, 2008##....................................      12,000           9,750,000
Roche Holdings, Inc.,
 0s, 2010##....................................       6,127           2,695,880
                                                                 --------------
                                                                 $   15,007,130
                                                                 --------------
OILS -- 0.1%
Noble Affiliates, Inc.,
 4.25s, 2003...................................     $ 1,300      $    1,306,500
                                                                 --------------
PRINTING AND PUBLISHING -- 0.1%
Time Warner, Inc., 8.75s, 2015.................     $ 1,096      $    1,134,981
                                                                 --------------
REAL ESTATE INVESTMENT TRUSTS -- 0.2%
Liberty Property Trust,
 8s, 2001......................................     $ 2,000      $    2,052,500
                                                                 --------------
SPECIAL PRODUCTS AND SERVICES -- 0.2%
Cemex S.A., 4.25s, 1997##......................     $ 2,000      $    1,687,501
                                                                 --------------
STEEL -- 0.1%
USX-Marathon Group,
 0s, 2005......................................     $ 2,400      $    1,116,000
                                                                 --------------
 Total Convertible Bonds
  (Identified Cost, $32,485,407)................................ $   39,081,863
                                                                 --------------
COMMON STOCKS AND WARRANTS -- 49.1%
                                                     Shares
U.S. STOCKS -- 48.7%
AEROSPACE -- 1.2%
Allied Signal, Inc.............................      58,000      $    2,755,000
Raytheon Co....................................      66,400           3,137,400
United Technologies Corp.......................      76,000           7,210,500
                                                                 --------------
                                                                 $   13,102,900
                                                                 --------------
AUTOMOTIVE -- 1.9%
Daimler Benz, ADR..............................      30,500      $    1,551,688
Dana Corp......................................     120,000           3,510,000
Ford Motor Co..................................     172,289           4,996,381
General Motors Corp............................     204,636          10,820,128
                                                                 --------------
                                                                 $   20,878,197
                                                                 --------------


Issuer                                                   Shares      Value
U.S. STOCKS -- continued
BANKS AND CREDIT COMPANIES -- 4.6%
Bank of Boston Corp..................................... 135,000 $    6,243,750
Bank of New York, Inc...................................  92,500      4,509,376
Chase Manhattan Corp.................................... 142,300      8,626,937
Comerica, Inc...........................................  32,000      1,284,000
First Chicago Co........................................ 108,781      4,296,849
First Union Corp........................................  42,000      2,336,250
Fleet/Norstar Financial Group, Inc......................  30,000      1,222,500
Morgan (J.P.) & Co......................................  15,000      1,203,750
National City Corp...................................... 278,000      9,208,750
NationsBank Corp........................................ 100,000      6,962,500
Northern Trust Co.......................................  90,000      5,040,000
                                                                 --------------
                                                                 $   50,934,662
                                                                 --------------
BUSINESS MACHINES -- 0.6%
Texas Instruments, Inc..................................  32,000 $    1,656,000
Xerox Corp..............................................  35,000      4,795,000
                                                                 --------------
                                                                 $    6,451,000
                                                                 --------------
CHEMICALS -- 0.8%
Dow Chemical Co.........................................  55,000 $    3,870,625
du Pont (E. I.) de Nemours & Co.........................  67,500      4,716,562
Grace (W.R.) & Co.......................................   6,900        407,963
                                                                 --------------
                                                                 $    8,995,150
                                                                 --------------
CONGLOMERATES -- 0.9%
Eastern Enterprises..................................... 170,000 $    5,992,500
Textron, Inc............................................  59,000      3,982,500
                                                                 --------------
                                                                 $    9,975,000
                                                                 --------------
CONSUMER GOODS AND SERVICES -- 2.7%
Colgate-Palmolive Co.................................... 154,000 $   10,818,500
Philip Morris Cos., Inc................................. 200,000     18,100,000
Rubbermaid, Inc.........................................  40,300      1,027,650
                                                                 --------------
                                                                 $   29,946,150
                                                                 --------------
DEFENSE ELECTRONICS -- 0.4%
Loral Corp.............................................. 131,000 $    4,634,125
                                                                 --------------
ELECTRICAL EQUIPMENT -- 1.9%
General Electric Co..................................... 129,000 $    9,288,000
Honeywell, Inc.......................................... 240,000     11,670,000
                                                                 --------------
                                                                 $   20,958,000
                                                                 --------------
ELECTRONICS -- 0.2%
Perkin-Elmer Corp.......................................  55,000 $    2,076,250
                                                                 --------------
FINANCIAL INSTITUTIONS -- 0.5%
Dean Witter Discover & Co., Inc.........................  12,418 $      583,647
Federal Home Loan Mortgage Corp.........................  62,000      5,177,000
                                                                 --------------
                                                                 $    5,760,647
                                                                 --------------
FOOD AND BEVERAGE PRODUCTS -- 1.9%
Anheuser-Busch Cos., Inc................................  39,500 $    2,641,562
CPC International, Inc..................................  70,000      4,803,750
Campbell Soup Co........................................  15,000        900,000
General Mills, Inc......................................  78,000      4,504,500
Kellog Co...............................................  33,500      2,587,875

Issuer                                                   Shares      Value
U.S. STOCKS -- continued
FOOD AND BEVERAGE PRODUCTS -- continued
McCormick & Co., Inc....................................  32,500 $      784,062
PepsiCo, Inc............................................  78,300      4,375,012
                                                                 --------------
                                                                 $   20,596,761
                                                                 --------------
FOREST AND PAPER PRODUCTS -- 0.3%
Weyerhaeuser Co.........................................  75,000 $    3,243,750
                                                                 --------------
INSURANCE -- 4.0%
Aetna Life & Casualty Co................................ 106,400 $    7,368,200
Allstate Corp...........................................  40,622      1,670,579
American General Corp................................... 162,000      5,649,750
CIGNA Corp..............................................  60,500      6,246,625
GCR Holding Ltd.........................................  36,000        810,000
MBIA, Inc...............................................  57,000      4,275,000
Prudential Reinsurance Holdings.........................  83,200      1,944,800
Reliastar Financial Corp................................  74,000      3,283,750
St. Paul Cos., Inc......................................  45,000      2,503,125
Torchmark Corp.......................................... 112,000      5,068,000
Travelers, Inc..........................................  69,618      4,377,231
UNUM Corp...............................................  23,000      1,265,000
                                                                 --------------
                                                                 $   44,462,060
                                                                 --------------
MACHINERY -- 0.8%
Deere & Co., Inc........................................ 109,500 $    3,859,875
Ingersoll Rand Co.......................................  77,600      2,725,700
York International Corp.................................  36,000      1,692,000
                                                                 --------------
                                                                 $    8,277,575
                                                                 --------------
MEDICAL AND HEALTH PRODUCTS -- 2.7%
American Home Products Corp. ...........................  88,000 $    8,536,000
Baxter International, Inc. ............................. 122,800      5,142,250
Lilly (Eli) & Co. ...................................... 174,000      9,787,500
SmithKline Beecham PLC, ADR............................. 107,000      5,938,500
                                                                 --------------
                                                                 $   29,404,250
                                                                 --------------
METALS AND MINERALS -- 0.3%
Cyprus Amax Minerals....................................  50,000 $    1,306,250
Phelps Dodge Corp. .....................................  32,000      1,992,000
                                                                 --------------
                                                                 $    3,298,250
                                                                 --------------
OIL SERVICES -- 0.5%
Schlumberger Ltd. ......................................  75,000 $    5,193,750
                                                                 --------------
OILS -- 7.5%
Amoco Corp. ............................................ 144,000 $   10,350,000
British Petroleum PLC, ADR..............................  77,375      7,901,922
Chevron Corp. .......................................... 100,000      5,250,000
Exxon Corp. ............................................ 143,000     11,457,875
Mobil Corp. ............................................  66,000      7,392,000
Occidental Petroleum Corp. ............................. 405,000      8,656,875
Royal Dutch Petroleum Co. ..............................  89,000     12,560,125
Sun, Inc. ..............................................  69,558      1,904,150
TOTAL S.A., ADR......................................... 130,000      4,420,000
Ultramar Corp. ......................................... 137,300      3,535,475
Union Pacific Resources Group...........................  31,700        804,388

Issuer                                                   Shares      Value

U.S. STOCKS -- continued
OILS -- continued
USX- Marathon Group..................................... 323,000 $    6,298,500
YPF Sociedad Anonima, ADR...............................  86,500      1,870,562
                                                                 --------------
                                                                 $   82,401,872
                                                                 --------------
PHOTOGRAPHIC PRODUCTS -- 0.9%
Eastman Kodak Co. ...................................... 150,000 $   10,050,000
                                                                 --------------
POLLUTION CONTROL -- 0.2%
WMX Technologies, Inc. .................................  76,000 $    2,270,500
                                                                 --------------
PRECIOUS METALS AND MINERALS -- 0.2%
Freeport-McMoRan Copper & Gold, Inc. ...................  82,555 $    2,311,540
                                                                 --------------
PRINTING AND PUBLISHING -- 0.1%
Dun & Bradstreet........................................  22,000 $    1,424,500
                                                                 --------------
RAILROADS -- 0.6%
CSX Corp. .............................................. 145,000 $    6,615,625
Canadian National Railway Co. ..........................  28,100        421,500
                                                                 --------------
                                                                 $    7,037,125
                                                                 --------------
REAL ESTATE INVESTMENT TRUSTS -- 1.3%
Beacon Properties Corp. ................................  72,000 $    1,656,000
Equity Residential Properties...........................  32,000        980,000
Hospitality Properties Trust**.......................... 131,000      3,504,250
LTC Properties, Inc.....................................  76,300      1,144,500
Meditrust Corp..........................................  84,200      2,936,475
National Health Investors, Inc..........................  76,800      2,544,000
Sun Communities, Inc....................................  44,200      1,165,775
                                                                 --------------
                                                                 $   13,931,000
                                                                 --------------
SPECIAL PRODUCTS AND SERVICES -- 0.5%
Minnesota Mining & Manufacturing Co. ...................  45,000 $    2,981,250
Stanley Works...........................................  51,000      2,626,500
                                                                 --------------
                                                                 $    5,607,750
                                                                 --------------
STORES -- 1.3%
Dayton-Hudson Corp......................................  30,000 $    2,250,000
May Department Stores Co................................ 142,000      5,999,500
Sears, Roebuck & Co..................................... 158,000      6,162,000
                                                                 --------------
                                                                 $   14,411,500
                                                                 --------------
TELECOMMUNICATIONS -- 0.1%
Tele-Communications.....................................  20,625 $      554,296
                                                                 --------------
UTILITIES -- ELECTRIC -- 2.2%
CMS Energy Corp......................................... 100,000 $    2,987,500
FPL Group, Inc.......................................... 150,000      6,956,250
Pacific Gas & Electric Co...............................  42,100      1,194,587
PECO Energy Co.......................................... 139,500      4,202,437
Pinnacle West Capital Corp..............................  30,000        862,500
Portland General Corp................................... 148,300      4,319,237
Texas Utilities Co......................................  37,500      1,542,187
Unicom Corp.............................................  80,200      2,626,550
                                                                 --------------
                                                                 $   24,691,248
                                                                 --------------

Issuer                                                    Shares      Value

U.S. STOCKS -- continued
UTILITIES -- GAS -- 3.6%
British Gas PLC, ADR.....................................  38,000 $    1,486,750
Coastal Corp.............................................  93,000      3,464,250
Enron Corp...............................................  46,000      1,753,750
Pacific Enterprises...................................... 400,000     11,300,000
Panhandle Eastern Corp................................... 100,000      2,787,500
Sonat, Inc............................................... 156,100      5,561,062
Tenneco, Inc.............................................  83,000      4,118,875
Williams Cos., Inc....................................... 196,000      8,599,500
                                                                  --------------
                                                                  $   39,071,687
                                                                  --------------
UTILITIES -- TELEPHONE -- 4.0%
AT&T Corp................................................ 196,500 $   12,723,375
Ameritech Corp...........................................  60,000      3,540,000
British Telecommunications PLC, ADR......................  38,100      2,152,650
Frontier Corp............................................  80,000      2,400,000
GTE Corp................................................. 178,600      7,858,400
MCI Communications Corp.................................. 173,000      4,519,625
NYNEX Corp............................................... 108,000      5,832,000
SBC Communications.......................................  20,000      1,150,000
Sprint Corp. ............................................  99,600      3,971,550
                                                                  --------------
                                                                  $   44,147,600
                                                                  --------------
 Total U.S. Stocks
  (Identified Cost, $415,132,136)................................ $  536,099,095
                                                                  --------------
FOREIGN STOCKS -- 0.4%
FRANCE -- 0.2%
Alcatel Alsthom Compagnie, ADR (Electrical Equipment).... 130,500 $    2,283,750
                                                                  --------------
SPAIN -- 0.2%
Iberdrola (Utilities -- Electric)........................ 250,000 $    2,281,698
                                                                  --------------
UNITED KINGDOM
National Power PLC
 (Utilities -- Electric).................................  88,400 $      211,351
                                                                  --------------
 Total Foreign Stocks
  (Identified Cost, $4,273,730).................................. $    4,776,799
                                                                  --------------
 Total Common Stocks and Warrants
  (Identified Cost, $419,405,866)................................ $  540,875,894
                                                                  --------------
PREFERRED STOCKS -- 0.5%
BANKS AND CREDIT COMPANIES -- 0.2%
Bank United of Texas, "B", 9.6%..........................  60,000 $    1,590,000
                                                                  --------------
FOREST AND PAPER PRODUCTS -- 0.1%
Boise Cascade Corp., "F", 9.4%...........................  60,000 $    1,575,000
                                                                  --------------
STEEL -- 0.2%
USX Capital, LLC, 8.75%..................................  77,400 $    1,964,025
                                                                  --------------
 Total Preferred Stocks
  (Identified Cost, $4,935,000).................................. $    5,129,025
                                                                  --------------

CONVERTIBLE PREFERRED STOCKS -- 4.4%

Issuer                                                Shares      Value

AUTOMOTIVE -- 0.4%
General Motors Corp., $3.25..........................  63,500 $    4,651,375
                                                              --------------
BANKS AND CREDIT COMPANIES -- 0.1%
Washington Mutual, Inc., "D", $6.00..................  10,000 $    1,145,000
                                                              --------------
CONSTRUCTION SERVICES -- 0.1%
Southdown, Inc., "D", $2.875.........................  35,000 $    1,548,750
                                                              --------------
CONSUMER GOODS AND SERVICES -- 0.2%
Corning Delaware LP..................................  42,500 $    2,140,937
                                                              --------------
FINANCE -- 0.1%
Security Capital Pacific Trust, "A"..................  35,000 $      857,500
                                                              --------------
FOOD AND BEVERAGE PRODUCTS -- 0.3%
RJR Nabisco Holdings, "C", 9.25%..................... 518,000 $    3,302,250
                                                              --------------
INSURANCE -- 0.8%
Allstate Corp., 6.76%................................ 225,200 $    9,233,200
                                                              --------------
POLLUTION CONTROL -- 0.1%
Browning-Ferris Industries,
 7.25%...............................................  42,000 $    1,317,750
                                                              --------------
PRECIOUS METALS AND MINERALS -- 0.3%
Freeport-McMoRan Copper & Gold, Inc., 7%.............  40,000 $    1,150,000
Freeport-McMoRan Copper & Gold, Inc., 5% ............  80,000      2,180,000
                                                              --------------
                                                              $    3,330,000
                                                              --------------
OIL SERVICES -- 0.1%
McDermott International, Inc.##......................  40,000 $    1,620,000
                                                              --------------
OILS -- 0.3%
Atlantic Richfield Co., 9%........................... 116,485 $    2,737,397
                                                              --------------
SPECIAL PRODUCTS AND SERVICES -- 0.5%
Ceridian Corp., 5.5%.................................  33,000 $    3,052,500
Occidental Petroleum Corp., $3.875##.................  30,000      1,657,500
                                                              --------------
                                                              $    4,710,000
                                                              --------------
STEEL -- 0.3%
AK Steel Holdings Corp., 7%.......................... 100,000 $    3,350,000
                                                              --------------
UTILITIES -- ELECTRIC -- 0.1%
Williams Cos., Inc., $3.50, ##.......................  15,000 $    1,102,500
                                                              --------------
UTILITIES -- GAS -- 0.1%
Western Gas Resources, Inc., $2.625..................  26,000 $      910,000
                                                              --------------
UTILITIES -- TELEPHONE -- 0.6%
Cointel, 7%, Prides##................................ 109,200 $    6,115,200
                                                              --------------
 Total Convertible Preferred Stocks
  (Identified Cost, $45,720,780)............................. $   48,071,859
                                                              --------------

SHORT-TERM OBLIGATIONS -- 8.2%

                                                 Principal Amount
Issuer                                            (000 Omitted)    Value

Federal Home Loan Bank, due 1/09/96 - 2/05/96..      $15,000  $   14,941,981
Federal Home Loan Mortgage Corp., due 1/08/96 -
  1/22/96......................................       15,000      14,973,390
Federal National Mortgage Assn., due 1/03/96 -
  2/21/96......................................       42,125      41,998,390
GTE South, due 1/31/96.........................        3,900       3,881,313
Pacific Gas & Electric, due 1/18/96............        5,000       4,986,801
Transamerica Co., due 1/02/96..................       10,200      10,198,365
                                                              --------------
 Total Short-Term Obligations,
  at Amortized Cost.........................................  $   90,980,240
                                                              --------------
 Total Investments
  (Identified Cost, $954,143,428)...........................  $1,096,507,391
OTHER ASSETS,
 LESS LIABILITIES -- 0.3%...................................       3,380,006
                                                              --------------
 Net Assets -- 100.0%.......................................  $1,099,887,397
                                                              ==============

           See portfolio footnotes and notes to financial statements

PORTFOLIO OF INVESTMENTS -- December 31, 1995
UTILITIES SERIES
COMMON STOCKS -- 71.6%

Issuer                                                   Shares      Value

U.S. STOCKS -- 55.7%
CONSUMER GOODS AND SERVICES -- 1.6%
Philip Morris Cos., Inc. ...............................   7,700 $      696,850
                                                                 --------------
OILS -- 1.6%
Noble Affiliates, Inc...................................  23,000 $      687,125
                                                                 --------------
REAL ESTATE INVESTMENT TRUSTS -- 10.1%
Beacon Properties Corp. ................................  15,000 $      345,000
FelCor Suite Hotels, Inc................................  16,700        463,425
Hospitality Properties Trust............................  17,250        461,438
LTC Properties, Inc. ...................................  17,900        268,500
National Health Investors, Inc. ........................  17,600        583,000
Public Storage, Inc. ...................................  44,300        841,700
Reckson Associates Realty Corp. ........................  14,400        423,000
Sovran Self Storage, Inc. ..............................   7,000        184,625
TriNet Corporate Realty Trust, Inc. ....................  28,500        776,625
                                                                 --------------
                                                                 $    4,347,313
                                                                 --------------
UTILITIES -- ELECTRIC -- 17.5%
CMS Energy Corp. .......................................  29,700 $      887,288
Cinergy Corp. ..........................................  20,316        622,178
FPL Group, Inc. ........................................  13,500        626,063
Illinova Corp. .........................................  28,950        868,500
PECO Energy Co. ........................................  22,200        668,775
Pinnacle West Capital Corp. ............................  30,550        878,313
Portland General Corp. .................................  47,600      1,386,350
Public Service Company of New Mexico....................  18,400        324,300
SCEcorp.................................................  20,000        355,000
Texas Utilities Co. ....................................  13,300        546,963
Unicom Corp. ...........................................  12,400        406,100
                                                                 --------------
                                                                 $    7,569,830
                                                                 --------------
UTILITIES -- GAS -- 13.1%
Coastal Corp............................................  30,300 $    1,128,675
El Paso Natural Gas.....................................   5,000        141,875
Enron Corp..............................................  17,600        671,000
Equitable Resources, Inc................................   6,000        187,500
Pacific Enterprises.....................................  19,900        562,175
Panhandle Eastern Corp..................................  30,400 $      847,400
Questar Corp............................................   3,000        100,500
Sonat, Inc..............................................   7,000        249,375
Westcoast Energy, Inc...................................  46,500        680,063
Williams Cos., Inc......................................  25,000      1,096,875
                                                                 --------------
                                                                 $    5,665,438
                                                                 --------------
UTILITIES -- TELEPHONE -- 11.8%
AT&T Corp...............................................  12,725 $      823,944
Ameritech Corp..........................................  11,000        649,000
Frontier Corp...........................................  41,800      1,254,000
GTE Corp................................................  17,500        770,000

Issuer                                                   Shares      Value

UTILITIES -- TELEPHONE -- continued
MCI Communications Corp.................................  31,200 $      815,100
SBC Communications, Inc.................................  13,200        759,000
                                                                 --------------
                                                                 $    5,071,044
                                                                 --------------
 Total U.S. Stocks
  (Identified Cost, $20,546,035)................................ $   24,037,600
                                                                 --------------
FOREIGN STOCKS -- 15.9%
ARGENTINA -- 1.6%
Centenl Costanera, ADR##................................  22,100 $      687,863
                                                                 --------------
BRAZIL -- 0.1%
Telecom Brasileiras S.A., ADR...........................   1,000 $       47,375
                                                                 --------------
CANADA -- 0.6%
Transcanada Pipelines Ltd. .............................  20,000 $      275,000
                                                                 --------------
CHILE -- 4.1%
Chilectra S.A., ADR*....................................  19,000 $      945,250
Chilgener S.A., ADR.....................................  32,000        800,000
                                                                 --------------
                                                                 $    1,745,250
                                                                 --------------
DENMARK -- 2.2%
Tele Danmark, ADR.......................................  34,900 $      964,113
                                                                 --------------
ITALY -- 1.7%
Telecom Italia
 (Utilities --   Telephone)............................. 676,100 $      711,460
                                                                 --------------
MEXICO -- 0.1%
Telefonos de Mexico, ADR, "A"...........................   1,000 $       31,875
                                                                 --------------
SOUTH KOREA -- 0.6%
Korea Electric Power Corp., ADR.........................  10,000 $      267,500
                                                                 --------------
SPAIN -- 1.6%
Empresa Nacional de Electricidad, ADR...................   5,500 $      314,875
Iberdrola
 (Utilities -- Electric)................................  42,000        383,325
                                                                 --------------
                                                                 $      698,200
                                                                 --------------
UNITED KINGDOM -- 3.3%
London Electricity
 (Utilities -- Electric)................................  21,000 $      186,975
National Grid Group
 (Utilities -- Electric)*...............................  17,908         55,326
National Power
 (Utilities -- Electric)................................  70,000        167,360
PowerGen (Utilities -- Electric)........................  75,000        619,448
PowerGen (Utilities -- Electric)........................ 110,000        377,413
                                                                 --------------
                                                                 $    1,406,522
                                                                 --------------
 Total Foreign Stocks
  (Identified Cost, $6,227,895)................................. $    6,835,158
                                                                 --------------
 Total Common Stocks
  (Identified Cost, $26,773,930)................................ $   30,872,758
                                                                 --------------

CONVERTIBLE PREFERRED STOCKS -- 1.1%

Issuer                                                  Shares         Value

Enron Corp........................................       4,600      $   110,400
Cointel, 7%, Prides##.............................       6,400          358,400
                                                                    -----------
 Total Convertible Preferred Stocks
  (Identified Cost, $452,650)...................................... $   468,800
                                                                    -----------
NON-CONVERTIBLE BONDS -- 19.3%
                                                   Principal Amount
                                                    (000 Omitted)

U.S. GOVERNMENT AGENCY -- 2.3%
Tennessee Valley Authority, 7.625s, 1999..........     $ 1,000      $ 1,015,160
                                                                    -----------
U.S. TREASURY OBLIGATIONS -- 14.6%
U.S. Treasury Notes, 5.5s, 1996...................     $   875      $   875,683
U.S. Treasury Notes, 9.125s, 1999.................         500          557,970
U.S. Treasury Notes, 6.125s, 2000.................       1,000        1,030,000
U.S. Treasury Notes, 7.5s, 2001...................         915        1,007,790
U.S. Treasury Notes, 7.875s, 2004.................       1,320        1,527,900
U.S. Treasury Bonds, 7.625s, 2025.................       1,050        1,283,951
                                                                    -----------
                                                                    $ 6,283,294
                                                                    -----------
UTILITIES -- ELECTRIC -- 1.8%
BVPS II Funding Corp.,
 8.33s, 2007......................................     $    17      $    17,017
Coastal Corp., 10.375s, 2000......................         100          116,868
Coastal Corp., 7.75s, 2035........................         100          103,820
First PV Funding Corp.,
 10.15s, 2016.....................................          50           51,125
Gulf States Utilities, 8.25s, 2004................         100          107,825
Hidroelectrica Alicura, 8.375s, 1999##............          25           23,000
Ohio Edison Co., 7.375s, 2002.....................         100          105,120
System Energy Resources, 7.38s, 2000..............         100           99,500
Texas & New Mexico Power Co., 12.5s, 1999.........          50           56,250
Utilicorp United, Inc., 8.45s, 1999...............         100          108,345
                                                                    -----------
                                                                    $   788,870
                                                                    -----------
UTILITIES -- GAS -- 0.6%
ANR Pipeline Co., 7s, 2025........................     $   100      $   105,085
Southern Union Co., 7.6s, 2024....................          50           52,095
Tenneco, Inc., 6.5s, 2005.........................         100           99,750
                                                                    -----------
                                                                    $   256,930
                                                                    -----------
 Total Non-Convertible Bonds
  (Identified Cost, $7,844,309).................................... $ 8,344,254
                                                                    -----------

CONVERTIBLE BONDS -- 2.1%

                                                   Principal Amount
Issuer                                              (000 Omitted)      Value

ADT Operations, Inc.,0s, 2010....................      $   730      $   346,750
Assisted Living Concepts, Inc.,
 7s, 2005##......................................          280          287,700
Rogers Communications, Inc., 2s, 2005............      CAD 521          276,130
                                                                    -----------
 Total Convertible Bonds
  (Identified Cost, $893,840).....................................  $   910,580
                                                                    -----------
SHORT-TERM OBLIGATION -- 7.2%
Federal Home Loan Mortgage Corp., due 1/02/96, at
 Amortized Cost..................................      $ 3,100      $ 3,099,505
                                                                    -----------
 Total Investments
  (Identified Cost, $39,064,234)..................................  $43,695,897
OTHER ASSETS,
 LESS LIABILITIES -- (1.3)%.......................................     (561,537)
                                                                    -----------
 Net Assets -- 100.0%.............................................  $43,134,360
                                                                    ===========

           See portfolio footnotes and notes to financial statements

PORTFOLIO OF INVESTMENTS -- December 31, 1995
WORLD ASSET ALLOCATION SERIES
STOCKS -- 60.0%

Issuer                                                       Shares     Value

FOREIGN STOCKS -- 42.9%
AUSTRALIA -- 2.8%
Australia & New Zealand Bank Group Ltd. (Finance)..........   27,886 $   130,615
Q.B.E. Insurance Group (Insurance).........................   53,700     247,938
Seven Network Ltd. (Media).................................   65,500     183,786
Woolworths Ltd. (Retail)...................................   71,784     172,644
                                                                     -----------
                                                                     $   734,983
                                                                     -----------
CANADA -- 1.1%
Canadian National Railway Co. (Railroads)*.................    5,200 $    78,000
Potash Corp. of Saskatchewan (Precious Metals and
 Minerals).................................................      500      35,437
Rogers Communications, Inc. (Telecommunications)...........   14,600     163,173
                                                                     -----------
                                                                     $   276,610
                                                                     -----------
FINLAND -- 0.3%
Aamulehti Yhtymae Oy II (Publishing)*......................    3,900 $    81,518
                                                                     -----------
FRANCE -- 2.6%
Essilor International (Medical and Health Products)*.......    1,550 $   295,870
Essilor International, Pfd. (Medical and Health Products)*.      800     111,593
Michelin (C.G.D.E.) (Tire and Rubber)*.....................    3,700     147,366
TOTAL S.A. (Oils)..........................................    1,970     132,780
                                                                     -----------
                                                                     $   687,609
                                                                     -----------
GERMANY -- 1.8%
Adidas AG (Apparel and Textiles)*..........................    3,000 $   158,510
Hornbach Baumarkt AG (Retail)*.............................    3,000     128,854
Volkswagen AG (Automotive)*................................      520     173,610
                                                                     -----------
                                                                     $   460,974
                                                                     -----------
HONG KONG -- 2.8%
Consolidated Electric Power -- Asia (Utilities --
  Electric)................................................   56,000 $   101,758
Florens Group (Packaging and Containers)*##................  240,000     156,750
Giordano International Ltd. (Retail).......................  185,000     157,915
Liu Chong Hing Bank (Banks and Credit Companies)*..........   60,000      71,391
Peregrine Investment Holdings (Finance)....................   70,000      90,532
Varitronix International Ltd. (Manufacturing)..............   74,000     137,338
                                                                     -----------
                                                                     $   715,684
                                                                     -----------
ITALY -- 1.5%
De Rigo S.p.A., ADR (Stores)*..............................      100 $     2,275

Issuer                                                       Shares     Value

FOREIGN STOCKS -- continued
ITALY -- continued
Gucci Group N.V. (Apparel and Textiles)*....................   2,700 $   104,962
Telecom Italia Mobile (Telecommunications)*................. 231,000     283,487
                                                                     -----------
                                                                     $   390,724
                                                                     -----------
JAPAN -- 8.6%
Bridgestone Corp. (Tire and Rubber).........................  12,000 $   190,273
Canon, Inc. (Consumer Goods)................................   4,000      72,319
DDI Corp. (Telecommunications)..............................      61     471,816
Daiwa House Industry (Home Construction)....................   6,000      98,617
East Japan Railway Co. (Transportation).....................      31     150,459
Kinki Coca-Cola (Beverages)*................................   6,000      81,214
Kirin Beverage Corp. (Beverages)............................   9,000     120,951
MOS Food Services (Restaurants and Lodging).................   4,000     102,098
Matsushita Electric Industrial Co. (Electrical Equipment)...  11,000     178,671
Murata Manufacturing Co. Ltd. (Electrical Equipment)........   5,000     183,699
Nissen Corp. (Retail).......................................     100       2,339
Omron Tateisi Electronics (Electronics).....................  11,000     253,118
Osaka Sanso Kogyo (Chemicals)...............................  29,000     113,555
Takeda Chemical Industries (Chemicals)*.....................  12,000     197,234
                                                                     -----------
                                                                     $ 2,216,363
                                                                     -----------
MALAYSIA -- 0.9%
Maruichi Malaysia Steel Tube (Metals).......................  13,000 $    48,394
New Straits Time Press (Publishing).........................  52,000     174,118
                                                                     -----------
                                                                     $   222,512
                                                                     -----------
NETHERLANDS -- 2.8%
Getronics NV (Computer Software and Services)...............   5,746 $   268,170
IHC Caland NV (Transportation -- Marine)....................   5,300     178,095
Royal Dutch Petroleum Co. (Oils)............................   2,000     279,029
                                                                     -----------
                                                                     $   725,294
                                                                     -----------
NEW ZEALAND -- 1.4%
Lion Nathan Ltd. (Beverages)................................ 156,000 $   371,704
                                                                     -----------
NORWAY -- 0.6%
Tomra Systems AS (Environmental Control)....................  19,800 $   156,247
                                                                     -----------
SINGAPORE -- 1.4%
Singapore Finance Ltd. (Financial Services)................. 117,000 $   196,130

Issuer                                                       Shares     Value

FOREIGN STOCKS -- continued
SINGAPORE -- continued
Singapore Press Holdings (Publishing)*......................   9,000 $   159,145
                                                                     -----------
                                                                     $   355,275
                                                                     -----------
SOUTH KOREA -- 1.7%
Hanil Cement Manufacturing
 (Building Materials).......................................   1,600 $    92,819
Korea Electric Power
 (Utilities -- Electric)....................................   4,600     200,912
Korea Mobile Telecommunications (Telecommunications)........     130     146,557
                                                                     -----------
                                                                     $   440,288
                                                                     -----------
SPAIN -- 3.1%
Acerinox S.A. (Iron and Steel)*.............................   2,710 $   273,406
Cubiertas y Mzov S.A. (Engineering and Construction)........   2,900     160,236
Iberdrola (Utilities -- Electric)...........................  17,500     159,718
Repsol S.A. (Oils)..........................................   6,500     212,444
                                                                     -----------
                                                                     $   805,804
                                                                     -----------
SWEDEN -- 5.5%
ASEA AB, Free Shares, "B" (Electrical Equipment)............   4,200 $   408,343
Astra AB, Free Shares, "B" (Pharmaceuticals)*...............  13,600     538,317
Marieberg Tidnings, "A" (Publishing)*.......................   5,100     118,204
Sparbanken Svergie (Banks and Credit Companies).............  23,000     292,501
TV 4 AB (Telecommunications)*...............................   3,500      60,577
                                                                     -----------
                                                                     $ 1,417,942
                                                                     -----------
UNITED KINGDOM -- 4.0%
ASDA Group PLC (Supermarkets)............................... 148,000 $   255,044
Capital Radio (Broadcasting)................................  14,000     116,934
PowerGen PLC (Utilities -- Electric)........................ 145,344     505,167
Storehouse PLC (Retail Department Stores)...................  29,500     153,000
                                                                     -----------
                                                                     $ 1,030,145
                                                                     -----------
 Total Foreign Stocks
  (Identified Cost, $10,487,182).................................... $11,089,676
                                                                     -----------
U.S. STOCKS -- 17.1%
AEROSPACE -- 0.5%
General Dynamics Corp.......................................   2,000 $   118,250
                                                                     -----------
AGRICULTURAL PRODUCTS -- 0.6%
AGCO Corp...................................................   2,300 $   117,300
Case Corp...................................................   1,100      50,325
                                                                     -----------
                                                                     $   167,625
                                                                     -----------
AIRLINES -- 0.2%
Midwest Express Holdings, Inc.*.............................   1,200 $    33,300

Issuer                                                        Shares     Value

U.S. STOCKS -- continued
AIRLINES -- continued
Southwest Airlines Co......................................    1,200 $    27,900
                                                                     -----------
                                                                     $    61,200
                                                                     -----------
APPAREL AND TEXTILES -- 0.2%
Nike, Inc., "B"............................................      600 $    41,775
                                                                     -----------
AUTOMOTIVE -- 0.6%
General Motors Corp........................................    3,000 $   158,625
                                                                     -----------
BANKS AND CREDIT COMPANIES -- 0.4%
First Interstate Bancorp...................................      800 $   109,200
                                                                     -----------
BUSINESS SERVICES -- 0.3%
ADT Ltd.*..................................................    3,700 $    55,500
DST Systems, Inc.*.........................................      100       2,850
Technology Solutions Co.*..................................    1,300      25,350
                                                                     -----------
                                                                     $    83,700
                                                                     -----------
CELLULAR TELEPHONES -- 0.1%
AirTouch Communications, Inc.*.............................    1,200 $    33,900
                                                                     -----------
COMPUTER SOFTWARE -- PERSONAL COMPUTERS -- 0.2%
Microsoft Corp.*...........................................      700 $    61,425
                                                                     -----------
COMPUTER SOFTWARE -- SYSTEMS -- 0.9%
Adobe Systems, Inc. .......................................      500 $    31,000
BMC Software, Inc. * ......................................    2,000      85,500
Compuware Corp.*...........................................      500       9,250
Sybase, Inc.*..............................................    2,600      93,600
                                                                     -----------
                                                                     $   219,350
                                                                     -----------
CONSUMER GOODS AND SERVICES -- 1.1%
Philip Morris Cos., Inc. ..................................    1,300 $   117,650
Tyco International Ltd. ...................................    4,900     174,563
                                                                     -----------
                                                                     $   292,213
                                                                     -----------
DEFENSE ELECTRONICS -- 0.5%
Loral Corp. ...............................................    3,600 $   127,350
                                                                     -----------
ELECTRICAL EQUIPMENT -- 0.4%
Honeywell, Inc.............................................    2,000 $    97,250
                                                                     -----------
ELECTRONICS -- 0.7%
Atmel Corp.*...............................................    3,000 $    67,125
Cypress Semiconductor Corp.*...............................      840      10,710
Intel Corp. ...............................................    1,950     110,663
                                                                     -----------
                                                                     $   188,498
                                                                     -----------
ENTERTAINMENT -- 1.4%
Argosy Gaming Corp.*.......................................    2,700 $    20,588
Casino America, Inc.*......................................    2,600      15,925
Harrah's Entertainment, Inc.*..............................    7,500     181,875
Heritage Media Corp.*......................................    1,400      35,875
Rio Hotel & Casino, Inc.*..................................    2,000      23,750
Showboat, Inc. ............................................    3,000      79,125
                                                                     -----------
                                                                     $   357,138
                                                                     -----------

Issuer                                                      Shares     Value

U.S. STOCKS -- continued
FINANCIAL INSTITUTIONS -- 1.3%
Federal Home Loan Mortgage Corp. ..........................   2,250 $   187,875
Student Loan Marketing Assn. ..............................   2,000     131,750
                                                                    -----------
                                                                    $   319,625
                                                                    -----------
FOOD AND BEVERAGE PRODUCTS -- 0.9%
Interstate Bakeries Corp. .................................   5,600 $   125,300
Nabisco Holdings Corp. ....................................     400      13,050
PepsiCo, Inc. .............................................   1,900     106,163
                                                                    -----------
                                                                    $   244,513
                                                                    -----------
FOREST AND PAPER PRODUCTS -- 0.7%
Fort Howard Corp.*.........................................   3,900 $    87,750
Kimberly Clark Corp. ......................................   1,200      99,300
                                                                    -----------
                                                                    $   187,050
                                                                    -----------
INSURANCE -- 0.3%
Prudential Reinsurance Holdings*...........................   3,400 $    79,475
                                                                    -----------
MACHINERY -- 0.5%
Ingersoll Rand Co. ........................................   1,800 $    63,225
York International Corp. ..................................   1,600      75,200
                                                                    -----------
                                                                    $   138,425
                                                                    -----------
MEDICAL AND HEALTH PRODUCTS -- 0.2%
MediSense, Inc.*...........................................   1,600 $    50,600
                                                                    -----------
MEDICAL AND HEALTH TECHNOLOGY
 AND SERVICES -- 0.8%
Beverly Enterprises*.......................................   4,900 $    52,062
Genesis Health Ventures, Inc.*.............................     200       7,300
Pacificare Health Systems, Inc., "B"*......................   1,300     113,100
Regency Health Services*...................................   2,900      29,363
                                                                    -----------
                                                                    $   201,825
                                                                    -----------
OIL SERVICES -- 0.2%
Halliburton Co. ...........................................   1,200 $    60,750
                                                                    -----------
OILS -- 0.8%
Amoco Corp. ...............................................     800 $    57,500
Mobil Corp. ...............................................     500      56,000
USX-Marathon Group.........................................   2,800      54,600
Union Pacific Resources Group*.............................   1,800      45,675
                                                                    -----------
                                                                    $   213,775
                                                                    -----------
PHOTOGRAPHIC PRODUCTS -- 0.3%
Eastman Kodak Co. .........................................   1,200 $    80,400
                                                                    -----------
RAILROADS -- 0.3%
Wisconsin Central Transportation Corp.*....................   1,100 $    72,325
                                                                    -----------
RESTAURANTS AND LODGING -- 0.8%
FelCor Suite Hotels, Inc. .................................   4,100 $   113,775
Hometown Buffet, Inc.*.....................................     300       3,319
Mandarin Oriental House*...................................   4,200       5,082
Promus Hotel Corp.*........................................   3,500      77,875
                                                                    -----------
                                                                    $   200,051
                                                                    -----------

Issuer..................................................... Shares     Value
   ........................................................
U.S. STOCKS -- continued
SPECIAL PRODUCTS AND SERVICES -- 0.3%
Stanley Works..............................................   1,600 $    82,400
                                                                    -----------
STORES -- 0.3%
Federated Department
 Stores, Inc.*.............................................   2,800 $    77,000
                                                                    -----------
TELECOMMUNICATIONS -- 1.1%
Cabletron Systems, Inc.*...................................   1,200 $    97,200
Cellular Communications*...................................   1,000      42,750
Total Access
 Communications*...........................................  21,000     136,500
                                                                    -----------
                                                                    $   276,450
                                                                    -----------
UTILITIES--TELEPHONE -- 0.2%
MCI Communications Corp....................................   1,700 $    44,413
                                                                    -----------
 Total U.S. Stocks
  (Identified Cost, $3,822,596)............................         $ 4,446,576
                                                                    -----------
 Total Common Stocks
  (Identified Cost, $4,309,778)............................         $15,536,252
                                                                    -----------
BONDS -- 27.2%
                            Principal Amount
                             (000 Omitted)
FOREIGN DENOMINATED -- 15.0%
AUSTRALIA -- 1.7%
Commonwealth of Australia,
 9.75s, 2002........................................  AUD       228 $   183,969
Commonwealth of Australia,
 9.5s, 2003.........................................            325     260,306
                                                                    -----------
                                                                    $   444,275
                                                                    -----------
CANADA -- 0.2%
Government of Canada,
 8.5s, 2000.........................................  CAD        50 $    39,318
                                                                    -----------
DENMARK -- 2.6%
Kingdom of Denmark, 9s,
 1998...............................................  DKK        99 $    19,410
Kingdom of Denmark, 9s,
 2000...............................................          3,175     635,000
Kingdom of Denmark, 8s,
 2001...............................................             76      14,653
                                                                    -----------
                                                                    $   669,063
                                                                    -----------
FRANCE -- 2.3%
Government of France, 7s,
 1999...............................................  FRF     1,140 $   243,065
Government of France,
 7.75s, 2000........................................          1,640     358,536
                                                                    -----------
                                                                    $   601,601
                                                                    -----------
GERMANY -- 2.9%
Republic of Germany, 6.5s,
 2003...............................................  DEM       995 $   721,401
Republic of Germany,
 6.875s, 2005.......................................             45      33,174
                                                                    -----------
                                                                    $   754,575
                                                                    -----------
ITALY -- 1.1%
Republic of Italy, 8.5s,
 1999...............................................  ITL   235,000 $   142,451
Republic of Italy, 9.5s,
 1999...............................................        105,000      64,641

                                                   Principal Amount
Issuer                                              (000 Omitted)      Value

FOREIGN DENOMINATED -- continued
ITALY -- continued
Republic of Italy, 8.5s, 2004.....................    ITL135,000    $    75,624
                                                                    -----------
                                                                    $   282,716
                                                                    -----------
NETHERLANDS -- 0.4%
Government of Netherlands,
 8.25s, 2007......................................    NLG    132    $    95,283
                                                                    -----------
NEW ZEALAND -- 0.6%
Government of New Zealand,
 10s, 2002........................................    NZD    200    $   147,467
                                                                    -----------
SPAIN -- 1.2%
Kingdom of Spain, 10.5s, 2003.....................    ESP 31,500    $   270,218
Kingdom of Spain, 10.9s, 2003.....................         6,000         52,462
                                                                    -----------
                                                                    $   322,680
                                                                    -----------
UNITED KINGDOM -- 2.0%
United Kingdom Treasury,
 8s, 2000.........................................    GBP    150    $   244,228
United Kingdom Treasury,
 7s, 2001.........................................           180        279,713
                                                                    -----------
                                                                    $   523,941
                                                                    -----------
 Total Foreign Denominated
  (Identified Cost, $3,808,614).................................... $ 3,880,919
                                                                    -----------
FOREIGN -- U.S. DOLLAR DENOMINATED -- 1.2%
Federative Republic of Brazil,
 4s, 2014
 (Identified Cost, $274,287)......................    $      531    $   303,770
                                                                    -----------
U.S. DOLLAR DENOMINATED -- 11.0%
INDUSTRIALS -- 9.0%
Building -- 1.1%
American Standard, Inc.,
 0s to 1998, 10.5s to 2005........................    $      350    $   300,125
                                                                    -----------
Consumer Goods and Services -- 1.0%
Westpoint Stevens, Inc.,
 9.375s, 2005.....................................    $      250    $   246,875
                                                                    -----------
Containers -- 0.9%
Owens-Illinois, Inc., 11s, 2003...................    $      200    $   226,000
                                                                    -----------
Medical and Health Products -- 1.1%
Tenet Healthcare Corp.,
 10.125s, 2005....................................    $      250    $   278,125
                                                                    -----------
Supermarkets -- 1.1%
Ralph's Grocery Co., 11s, 2005....................    $      300    $   297,000
                                                                    -----------
Telecommunications -- 3.8%
Continental Cablevision, Inc.,
 8.3s, 2006##.....................................    $      400    $   401,500
Jones Intercable, Inc.,
 9.625s, 2002.....................................           250        268,750

                                                   Principal Amount
Issuer                                              (000 Omitted)      Value

INDUSTRIALS -- continued
Telecommunications -- continued
Paging Network, Inc.,
 8.875s, 2006.....................................    $      000    $   307,500
                                                                    -----------
                                                                    $   977,750
                                                                    -----------
 Total Industrials................................                  $ 2,325,875
                                                                    -----------
U.S. TREASURY OBLIGATION -- 2.0%
U.S. Treasury Notes,
 9.375s, 1996.....................................    $      500    $   505,705
                                                                    -----------
 Total U.S. Dollar Denominated
  (Identified Cost, $2,742,818)...................                  $ 2,831,580
                                                                    -----------
 Total Bonds
  (Identified Cost, $6,825,719)...................                  $ 7,016,269
                                                                    -----------
SHORT-TERM OBLIGATION -- 12.0%
Federal Home Loan Mortgage Corp., due 1/02/96, at
 Amortized Cost...................................    $    3,100    $ 3,099,505
                                                                    -----------
CALL OPTIONS PURCHASED
                                                   Principal Amount
                                                     of Contracts
Description/Expiration Month/Strike Price           (000 Omitted)
Japanese Bonds/March/107.489.....................     JPY14,700     $     1,044
      March/112.796..............................        16,000             656
      March/115.828..............................        37,000             777
                                                                    -----------
 Total Call Options Purchased
  (Premiums Paid, $6,227).......................................... $     2,477
                                                                    -----------
 Total Investments
  (Identified Cost, $24,241,229)................................... $25,654,503
                                                                    -----------
PUT OPTIONS WRITTEN
Japanese Bonds/March/107.489.....................     JPY14,700     $    (2,616)
      March/112.796..............................        16,000          (3,904)
                                                                    -----------
 Total Put Options Written
  (Premiums Received, $4,002)...................................... $    (6,520)
                                                                    -----------
OTHER ASSETS,
 LESS LIABILITIES -- 0.8%.......................................... $   215,410
                                                                    -----------
 Net Assets -- 100.0%.............................................. $25,863,393
                                                                    ===========

           See portfolio footnotes and notes to financial statements

PORTFOLIO OF INVESTMENTS -- December 31, 1995
WORLD GOVERNMENTS SERIES
BONDS -- 79.2%

                         Principal Amount
Issuer                    (000 Omitted)      Value

FOREIGN DENOMINATED -- 60.9%
AUSTRALIA -- 8.3%
Commonwealth of
 Australia,
 9.75s, 2002............  AUD     5,715   $   4,611,320
Commonwealth of
 Australia,
 9.5s, 2003.............          5,000       4,004,709
Queensland Treasury
 Corp.,
 8s, 2001...............          5,425       4,024,965
                                          -------------
                                          $  12,640,994
                                          -------------
CANADA -- 4.0%
Government of Canada,
 8.5s, 2000.............  CAD     1,000   $     786,369
Government of Canada,
 8.75s, 2005............          6,500       5,323,379
                                          -------------
                                          $   6,109,748
                                          -------------
DENMARK -- 5.9%
Kingdom of Denmark, 9s,
 1998...................  DKK    18,353   $   3,598,310
Kingdom of Denmark, 9s,
 2000...................         13,500       2,700,000
Kingdom of Denmark, 8s,
 2001...................         14,247       2,746,904
                                          -------------
                                          $   9,045,214
                                          -------------
FRANCE -- 7.6%
Government of France,
 7s, 1999...............  FRF    21,890   $   4,667,278
Government of France,
 7.75s, 2000............         31,990       6,993,633
                                          -------------
                                          $  11,660,911
                                          -------------
GERMANY -- 4.8%
German Unity Fund, 8.5s,
 2001.............        DEM       850   $     678,402
Republic of Germany,
 6.5s, 2003.............          2,600       1,885,068
Republic of Germany,
 6.875s, 2005...........          6,500       4,791,855
                                          -------------
                                          $   7,355,325
                                          -------------
ITALY -- 6.1%
Republic of Italy, 8.5s,
 1999.............        ITL 9,045,000   $   5,482,854
Republic of Italy, 9.5s,
 1999.............            2,600,000       1,600,630
Republic of Italy, 8.5s,
 2004.............            3,935,000       2,204,294
                                          -------------
                                          $   9,287,778
                                          -------------
NETHERLANDS -- 5.1%
Government of
 Netherlands,
 8.25s, 2007............  NLG    10,709   $   7,730,205
                                          -------------
NEW ZEALAND -- 3.4%
Government of New
 Zealand,
 10s, 2002..............  NZD     7,000   $   5,161,362
                                          -------------

                         Principal Amount
Issuer                    (000 Omitted)      Value

FOREIGN DENOMINATED -- continued
SPAIN -- 8.5%
Government of Spain,
 10.5s, 2003............  ESP   906,980   $   7,780,400
Government of Spain,
 10.9s, 2003............        593,000       5,184,971
                                          -------------
                                          $  12,965,371
                                          -------------
UNITED KINGDOM -- 7.2%
United Kingdom Gilts,
 8s, 2000...............  GBP     2,900   $   4,721,738
United Kingdom Gilts,
 7s, 2001...............          4,000       6,215,841
                                          -------------
                                          $  10,937,579
                                          -------------
 Total Foreign Denominated
  (Identified Cost, $90,277,642)......... $  92,894,487
                                          -------------
U.S. DOLLAR DENOMINATED -- 18.3%
U.S. Treasury Notes,
 5.875s, 2005...........   $     10,400   $  10,634,000
U.S. Treasury Bonds,
 8.875s, 2017...........         12,940      17,331,448
                                          -------------
 Total U.S. Dollar Denominated
  (Identified Cost, $27,592,934)......... $  27,965,448
                                          -------------
 Total Bonds
  (Identified Cost, $117,870,576)........ $ 120,859,935
                                          -------------
SHORT-TERM OBLIGATIONS -- 25.6%
Federal Home Loan
 Mortgage Corp., due
 1/02/96................   $     17,709   $ 17,706,251
Federal National
 Mortgage Assn., due
 1/03/96................          6,630      6,627,959
Ford Motor Credit Co.,
 due 1/09/96............          7,000      6,991,056
Motorola, Inc., due
 1/08/96................          1,600      1,598,273
Raytheon Co., due
 1/04/96................          6,000      5,997,035
                                          ------------
 Total Short-Term Obligations,
  at Amortized Cost...................... $ 38,920,574
                                          ------------

CALL OPTIONS PURCHASED -- 0.1%

                                                  Principal Amount
                                                    of Contracts
Description/Expiration Month/Strike Price          (000 Omitted)      Value

Italian Lire/Deutsche Marks/
 January/1,085................................... ITL   7,730,625  $      7,731
Japanese Bonds/
 March/107.489................................... JPY     307,300        21,818
 March/112.796...................................         330,000        13,530
 March/115.828...................................       1,292,000        27,132
JapaneseYen/
 January/97.50...................................       1,768,995         1,769
Swedish Kronor/
 Deutsche Marks
 February/4.535.................................. SEK      96,060        84,341
                                                                   ------------
 Total Call Options Purchased
  (Premiums Paid, $461,811)....................................... $    156,321
                                                                   ------------
PUT OPTIONS PURCHASED -- 0.1%
Australian Dollars/ January/0.745................ AUD       4,117  $     34,270
Deutsche Marks/
 February/1.46................................... DEM      21,091       114,651
Deutsche Marks/
 British Pounds/
 March/2.265.....................................          14,949        68,003
                                                                   ------------
 Total Put Options Purchased
  (Premiums Paid, $282,718)....................................... $    216,924
                                                                   ------------
 Total Investments
  (Identified Cost, $157,535,679)................................. $160,153,754
                                                                   ------------
CALL OPTIONS WRITTEN -- (0.3)%
Deutsche Marks/
 British Pounds/
 March/2.148..................................... DEM      14,174  $    (40,085)
Italian Lire/Deutsche Marks/
 August/1,125.................................... ITL  20,486,289      (348,267)
                                                                   ------------
 Total Call Options Written
  (Premiums Received, $402,528)................................... $   (388,352)
                                                                   ------------
PUT OPTIONS WRITTEN -- (0.5)%
Australian Dollars/
 January/0.745................................... AUD       4,117  $    (34,270)
Italian Lire/Deutsche Marks/
 August/1,125.00................................. ITL  20,486,289      (614,589)
Japanese Bonds/
 March/107.489................................... JPY     307,300       (54,699)
 March/112.796...................................         330,000       (80,520)
                                                                   ------------
 Total Put Options Written
  (Premiums Received, $890,213)................................... $   (784,078)
                                                                   ------------
OTHER ASSETS,
 LESS LIABILITIES -- (4.2)%....................................... $ (6,494,132)
                                                                   ------------
 Net Assets -- 100.0%............................................. $152,487,192
                                                                   ============

           See portfolio footnotes and notes to financial statements

PORTFOLIO OF INVESTMENTS -- December
31, 1995
WORLD GROWTH SERIES
STOCKS AND WARRANTS -- 91.8%



Issuer                                                    Shares     Value

FOREIGN STOCKS AND WARRANTS -- 53.1%
ARGENTINA -- 0.9%
Banco Frances del Rio Plata, ADR
 (Banks and Credit Companies)............................   6,670  $    179,256
Buenos Aires Embotelladora S.A., ADR (Beverages).........   5,000       103,125
CAPEX S.A. (Utilities -- Electric)*......................  15,000       109,391
Inversiones y Representacion ARP (Special Products and
 Services)...............................................  57,613       145,040
Mirgor Sacifia, ADR (Automotive)*##......................  46,000       108,100
Perez Companc S.A. (Oil/Gas).............................  26,500       140,310
Telecom Argentina, "B",
 Arpi ARS Argentina (Telecommunications)*................  26,000       122,597
Telefonica de Argentina, ADR (Utilities -- Telephone)*...   2,800        76,300
YPF Sociedad Anonima, ADR (Oils).........................  17,520       378,870
                                                                   ------------
                                                                   $  1,362,989
                                                                   ------------
AUSTRALIA -- 1.3%
Australia & New Zealand Bank Group Ltd. (Finance)........  51,200  $    239,816
News Corp. Ltd. (Media)..................................  89,700       478,075
News Corp. Ltd., Pfd. (Media)*...........................  12,300        57,430
Sydney Harbour Casinos Ltd. (Entertainment)*............. 338,400       427,030
Western Mining Holdings, ADS (Metals and Minerals)....... 112,025       718,469
                                                                   ------------
                                                                   $  1,920,820
                                                                   ------------
BANGLADESH -- 0.1%
Bangladesh Fund (Finance)+*..............................   9,000  $     74,250
                                                                   ------------
BRAZIL -- 2.0%
Aracruz Celulose S.A., ADR
 (Forest and Paper Products).............................  19,600  $    151,900
CESP, ADR (Utilities -- Electric)........................  10,400       226,200
Centrais Eletricas Brasile, ADR
 (Utilities -- Electric)*................................  24,100       325,350
Companhia Brasileira Distribuicao Grupo Pao de Acucar, GDS
 (Supermarkets)*##.......................................  27,000       276,750
Companhia Siderurgicas, ADR
 (Iron and Steel)*.......................................  10,146       192,774
Companhia Vale do Rio Doce, ADR (Iron and Steel).........   7,000       285,250
Iochpe Maxion S.A.,
 ADR (Automotive)........................................  38,700       106,425
Rhodia-Ster S.A.,
 GDR (Chemicals)##.......................................  24,300       212,625

Issuer                                                     Shares     Value

FOREIGN STOCKS AND WARRANTS -- continued
BRAZIL -- continued
Sao Paulo Alpargatas,
 ADR (Textiles)...........................................  41,250 $    288,750
Telecom Brasileiras S.A.,
 ADR (Telecommunications).................................  12,850      608,769
Usiminas Siderurgicas, ADR
 (Iron and Steel)*##......................................  36,400      297,570
                                                                   ------------
                                                                   $  2,972,363
                                                                   ------------
CANADA -- 0.5%
Echo Bay Mines Ltd. (Precious Metals and Minerals)........  49,400 $    512,525
Placer Dome, Inc. (Precious Metals
 and Minerals)............................................   9,700      234,012
                                                                   ------------
                                                                   $    746,537
                                                                   ------------
CHILE -- 0.9%
Banco Osorno y La Union, ADR (Finance)....................  15,000 $    208,125
Compania de Telefonos Chile S.A., ADR (Utilities --
  Telephone)..............................................   1,860      154,148
Enersis S.A., ADR
 (Utilities -- Electric)..................................   6,930      197,505
Maderas y Sinteticos Sociedad S.A., ADR (Forest and Paper
 Products)................................................   9,100      177,450
Moneda Chile Fund (Finance)*..............................  25,000      268,750
Sociedad Quimica Minera de Chile, ADR, "B" (Chemicals)....   3,500      164,500
Vina Concha y Toro S.A., ADR
 (Special Products and Services)*.........................   6,600      118,800
                                                                   ------------
                                                                   $  1,289,278
                                                                   ------------
CHINA -- 1.0%
Chengdu Telecommunications (Electronics).................. 230,000 $     39,265
China Harbin Power Plant Equipment (Electronics)*......... 248,000       36,565
China Southern Glass, "B" (Containers)*................... 106,860       45,608
China Yucai International, ADR (Automotive)*..............   5,500       44,688
Dong Fang Electric Machinery (Electronics)................ 182,000       48,842
Huaxin Cement Co. (Construction)*......................... 478,800      122,573
Jilin Chemical Industries (Chemicals)*.................... 614,000      127,056
Lizhu Pharmaceuticals Group, "B" (Pharmaceuticals)*.......     200           65
Luoyong Glass Co. Ltd. (Building Materials)............... 252,000       64,858
Shandong Huaneng Power, ADR (Utilities -- Electric).......   3,900       26,325

Issuer                                                     Shares     Value

FOREIGN STOCKS AND WARRANTS -- continued
CHINA -- continued
Shanghai Dajiang (Group) Co. Ltd., "B" (Agriculture)*..... 214,750 $     98,356
Shanghai Friendship & Overseas Chinese Co. (Retail)*...... 254,400      126,182
Shanghai Lujiazhui Finance & Trading Co., "B"
 (Financial Institutions)*................................ 163,000       92,584
Shanghai New Asia (Group) Co. Ltd. (Restaurants and Food
 Service)*................................................ 362,900      191,611
Shanghai Petrochemical (Oils)............................. 458,000      131,796
Shanghai Post & Telecommunications, "B"
 (Telecommunications)*.................................... 281,600      112,077
Shanghai Shangling Electric Appliances Co. Ltd., "B"
 (Furniture and Home Appliances)*......................... 122,700       75,092
Shenzhen Chiwan Wharf Holdings Ltd. (Transportation --
  Marine)*................................................ 190,300       71,621
Yizheng Chemical Fibre Co. Ltd. (Chemicals)............... 190,000       42,757
                                                                   ------------
                                                                   $  1,497,921
                                                                   ------------
COLOMBIA -- 0.2%
Banco Industrial Colombian, ADR (Banks and Credit
 Companies)...............................................   3,700 $     60,125
Cadenalco Gran Cadena de Almacenes Colombia, ADR
 (Retail)*##..............................................   7,500       84,375
Cementos Diamante S.A., ADR (Construction)##..............   5,800      102,950
Corporacion Financiera del Valle S.A., ADR (Finance)##....   4,543       43,158
                                                                   ------------
                                                                   $    290,608
                                                                   ------------
DENMARK -- 0.4%
Novo-Nordisk A/S, "B" (Biopharmaceuticals)*...............   4,131 $    564,669
                                                                   ------------
FRANCE -- 2.2%
Alcatel Alsthom Compagnie (Electrical Equipment)*.........   5,795 $    498,960
Compagnie Bancaire S.A. (Finance)*........................  11,409    1,275,035
Eaux (Compagnie Generale) (Construction)*.................   5,257      524,145
Lafarge-Coppee S.A.
 (Building Materials).....................................   3,477      223,716
Michelin (C.G.D.E.), "B"
 (Tire and Rubber)*.......................................   8,832      351,767
Sidel (Machinery).........................................     979      304,671
                                                                   ------------
                                                                   $  3,178,294
                                                                   ------------

Issuer                                                     Shares     Value

FOREIGN STOCKS AND WARRANTS -- continued
GERMANY -- 2.5%
Adidas AG (Apparel and Textiles)*.........................   2,500 $    132,092
Daimler-Benz AG (Automotive)..............................   3,498    1,758,132
Kaufhof Holdings AG
 (Consumer Goods).........................................     793      241,240
Mannesmann AG
 (Diversified Machinery)..................................   2,611      830,104
Volkswagen AG (Automotive)*...............................   2,021      674,745
                                                                   ------------
                                                                   $  3,636,313
                                                                   ------------
GREECE -- 0.3%
Aegek (Engineering
 and Construction)........................................  14,520 $    124,667
Aegek, Pfd. (Engineering
 and Construction)*.......................................   2,640       17,111
Alpha Credit Bank (Finance)...............................   1,600       92,256
Hellenic Bottling Co. S.A. (Beverages)*...................   4,410      143,845
Papastratos Cigarette S.A.
 (Tobacco Products)*......................................   4,000      126,263
                                                                   ------------
                                                                   $    504,142
                                                                   ------------
HONG KONG -- 4.5%
China Light & Power
 (Utilities -- Electric)..................................  29,500 $    135,825
Citic Pacific Ltd. (Conglomerate).........................  89,000      304,456
Esprit Asia Holdings
 (Apparel and Textiles)...................................  40,000       13,709
Giordano International
 (Retail -- Apparel)...................................... 309,000      263,761
Guoco Group Ltd. (Finance)................................  52,000      250,854
HSBC Holdings PLC (Finance)...............................  22,000      332,902
Hang Seng Bank (Finance)..................................  79,000      707,547
Hong Kong & China Gas Ltd. (Utilities -- Gas)............. 155,000      249,580
Hong Kong Telecommunications (Telecommunications).........  45,800       81,743
Hutchison Whampoa (Real Estate)........................... 319,000    1,943,210
Jardine Matheson Holdings Ltd. (Conglomerate).............   1,200        8,220
New World Development Co.
 (Real Estate)............................................ 183,000      797,607
New World Infrastructure Ltd. (Engineering and
 Construction)*...........................................     276          528
Sun Hung Kai Properties
 (Real Estate)............................................ 173,000    1,415,190
Swire Pacific Air Ltd.
 (Transportation -- Air)..................................   2,000       15,520
Television Broadcasting Ltd. (Media)......................  10,000       35,631
Yue Yuen Industrial Holdings
 (Shoes and Leather)*..................................... 168,000       44,542
                                                                   ------------
                                                                   $  6,600,825
                                                                   ------------

Issuer                                                      Shares    Value

FOREIGN STOCKS AND WARRANTS -- continued
HUNGARY -- 0.2%
Fotex (Retail)............................................. 25,000 $     14,472
Magyar Olaj es Gas (Oil/Gas)*.............................. 13,250      106,000
OTP Bank (Finance)*........................................  5,970       41,307
Richter Gedeon Rt (Pharmaceuticals)*.......................  6,498      125,602
Zalakeramia Rt
 (Miscellaneous Manufacturing)*............................  2,090       49,886
                                                                   ------------
                                                                   $    337,267
                                                                   ------------
INDIA -- 1.1%
Bajaj Auto Ltd., GDR (Automotive)*.........................  7,900 $    197,500
Great Eastern Shipping Co., GDR (Transportation --
  Marine)*................................................. 25,600      201,728
Gujarat Narmada Valley Fertilizer, GDR (Chemicals)##....... 17,300       99,475
India Gateway Fund Ltd., Warrants (Finance)*...............  4,000          --
India Gateway Fund Ltd. (Finance)+*........................ 20,000      110,400
India Gateway Fund Ltd., Conv. Pfd. (Finance)*.............  2,500       43,725
India Magnum Fund NV (Finance)+*...........................  6,720      286,272
NEPC Micon, GDR
 (Utilities -- Electric)*##................................ 39,000       37,050
Raymond Ltd., GDR (Textiles)*##............................ 17,760      293,040
Reliance Industries, GDS
 (Consumer Goods and Services)*............................ 16,860      236,040
Shiriram Industrial Enterprises Ltd., Warrants (Special
 Products and Services)*...................................  3,000           30
South Indian Viscose Ltd., GDR
 (Apparel and Textiles)*##................................. 17,333      138,664
                                                                   ------------
                                                                   $  1,643,924
                                                                   ------------
INDONESIA -- 1.0%
Astra International (Automotive)*.......................... 77,500 $    161,176
Bank International Indonesia
 (Finance)................................................. 60,500      200,651
Hanjaya Mandala Sampoerna
 (Retail)*................................................. 18,250      190,171
Indocement Tunggal Prakar
 (Retail).................................................. 24,000       80,648
Indofoods Suksesi Makmur
 (Food Processing)*........................................ 47,500      228,765
Indosat (Telecommunications)*.............................. 15,500       56,327
Inti Indorayon Utama
 (Forest and Paper Products)............................... 64,500       67,776
Mayora Indah (Food Processing)............................. 99,000       71,519
PT Gudang Garam (Tobacco)*.................................  8,000       83,713
PT Indosat, ADR (Telecommunications).......................  2,430       88,695
Semen Gresik (Building Materials).......................... 64,500      180,736
                                                                   ------------
                                                                   $  1,410,177
                                                                   ------------

Issuer                                                     Shares      Value

FOREIGN STOCKS AND WARRANTS -- continued
ITALY -- 3.0%
Banco Commerciale Italiana (Finance)....................    111,800 $    238,817
De Rigo S.p.A., ADR (Retail)*...........................     10,000      227,500
Fiat S.p.A. (Automotive)................................    350,500    1,139,622
Fila Holdings, ADR (Apparel and Textiles)...............     15,800      718,900
Luxottica Group S.p.A., ADR (Consumer Goods and
 Services)..............................................     13,400      783,900
Olivetti Group (Computers)..............................  1,313,500    1,053,614
Stet Societa Finanziaria Telefonica S.p.A.
 (Telecommunications)*..................................     88,300      249,822
                                                                    ------------
                                                                    $  4,412,175
                                                                    ------------
JAPAN -- 15.7%
DDI Corp. (Telecommunications)..........................        188 $  1,454,124
Daiei, Inc. (Retail)....................................     89,000    1,075,607
Daiwa Securities Co. Ltd. (Finance).....................     97,000    1,481,775
Ito Yokado Co. Ltd. (Retail)............................      9,000      553,418
Kawasaki Heavy Industries (Aerospace -- Defense)........    141,000      647,539
Komori Corp. (Printing Machinery).......................     33,000      829,547
Kyocera Corp. (Electronics).............................      5,000      370,782
Matsuzakaya Co. Ltd. (Retail)...........................     24,000      303,974
Mitsubishi Trust & Banking (Finance)....................     41,000      681,814
Murata Manufacturing Co. Ltd. (Electrical Equipment)....      5,000      183,699
NEC Corp. (Electronics --Semiconductors)................    147,000    1,790,776
NTT Data Communications Systems Co. (Computer Software).         34    1,140,675
Nichido Fire & Marine Ltd. (Insurance)..................     91,000      730,252
Nikon Corp. (Jewelry -- Watches and Gemstones)..........     33,000      446,679
Nippon Steel Corp. (Steel)..............................    382,000    1,307,435
Nippon Telephone & Telegraph Co. (Telecommunications)...        132    1,065,648
Nissan Motor Co. Ltd. (Automotive)*.....................    174,000    1,334,062
Obayashi Corp. (Engineering and Construction)...........     84,000      665,958
Pioneer Electronics Corp. (Electronics).................     24,000      438,557
Sharp Corp. (Electronics)...............................    119,000    1,898,385
Sony Corp. (Electronics)................................     26,700    1,597,921
Sumitomo Bank (Finance).................................     59,000    1,249,251

Issuer                                                     Shares     Value

FOREIGN STOCKS AND WARRANTS -- continued
JAPAN -- continued
Sumitomo Realty & Development (Real Estate)............... 167,000 $  1,178,672
Tokyo Ohka Kogyo Ltd. (Chemicals).........................  22,200      643,914
                                                                   ------------
                                                                   $ 23,070,464
                                                                   ------------
MALAYSIA -- 1.9%
DCB Holdings Berhad (Finance)............................. 129,000 $    376,049
Genting Berhad (Leisure)+.................................  36,000      300,650
Land & General Berhad
 (Special Products and Services)*.........................     500        1,083
Lion Land Berhad (Finance)*............................... 178,000      176,703
Magnum Corp. Berhad (Entertainment).......................  15,000       28,363
Malayan Cement Berhad
 (Building Materials)*....................................  78,000      148,718
Malaysian Helicopter Services Berhad (Transportation).....     400          517
O.Y.L. Industries Berhad
 (Real Estate)*...........................................  29,000      225,054
Petronas Gas Berhad (Gas)*##..............................  58,000      197,636
Renong Berhad (Conglomerate)*............................. 239,000      354,004
Resorts World Berhad (Entertainment)...................... 103,000      551,822
Rothmans Pall Mall
 (Tobacco Products)*......................................  18,000      148,198
Telekom Malaysia (Telecommunications).....................  30,000      233,996
                                                                   ------------
                                                                   $  2,742,793
                                                                   ------------
MEXICO -- 1.3%
ALFA S.A. de C.V.
 (Diversified Holding Company)*...........................  23,000 $    295,714
Cemex S.A., "A" (Construction)............................   1,687        5,587
Cemex S.A., "B" (Construction)*...........................  65,875      239,545
Cifra S.A. de C.V. (Retail)............................... 152,300      154,278
Corporacion GEO S.A. de C.V., ADR (Home Builders)*##......  13,400      157,008
Grupo Carso (Conglomerate)*...............................  49,700      268,509
Grupo Financiaro Banamex, "L" (Finance)...................   5,065        7,538
Grupo Financiaro Banamex, "B" (Finance)................... 101,300      169,974
Kimberly Clark de Mexico S.A. de C.V. (Forest and Paper
 Products)*...............................................  12,700      191,984
Panamerican Beverage (Beverages)*.........................   5,575      178,400
Telefonos de Mexico S.A. (Telecommunications)*............ 164,460      263,990
                                                                   ------------
                                                                   $  1,932,527
                                                                   ------------

Issuer                                                    Shares      Value

FOREIGN STOCKS AND WARRANTS -- continued
NETHERLANDS -- 0.8%
Philips Electronics (Electronics)*......................     6,560 $    236,764
Wolters Kluwer (Publishing).............................    10,590    1,000,350
                                                                   ------------
                                                                   $  1,237,114
                                                                   ------------
NEW ZEALAND -- 0.3%
Sky City Ltd. (Entertainment)*..........................    24,000 $    497,434
                                                                   ------------
NORWAY -- 0.2%
Tomra Systems A/S
 (Environmental Control)................................    30,000 $    236,739
                                                                   ------------
PERU -- 0.3%
Backus & Johnson (Beverages)*...........................    31,660 $     54,624
Minsur S.A. (Metals)*...................................    19,027      133,958
Telefonica del Peru, "B"
 (Utilities -- Telephone)...............................    97,374      209,475
                                                                   ------------
                                                                   $    398,057
                                                                   ------------
PHILIPPINES -- 0.7%
C & P Homes, Inc. (Homebuilders)*.......................   210,000 $    154,235
International Container Terminal Services
 (Transportation)*......................................   248,250      130,234
Manila Electric Co.
 (Utilities -- Electric)................................    14,337      117,059
Metropolitan Bank & Trust Co. (Finance).................     8,327      162,029
Petron Corp. (Oils)*....................................   101,875       52,473
Philippine Long Distance Telephone Co., ADR
 (Utilities -- Telephone)...............................     1,700       92,012
SM Prime Holdings, Inc.
 (Real Estate)*.........................................   375,600      107,478
San Miguel Corp., ADR
 (Food and Beverage Products)...........................    30,230      103,227
Southeast Asia Cement
 (Building Materials)*.................................. 1,040,000      134,910
                                                                   ------------
                                                                   $  1,053,657
                                                                   ------------
PORTUGAL -- 0.3%
Cimpor Ciment DS de Portugal S.A. (Building Materials)..     7,320 $    121,137
Engil SGPS
 (Engineering and Construction)*........................     9,079       77,759
Portugal Telecom (Telecommunications)*..................     6,262      117,674
Sonae Industria Investimentos (Finance).................     2,200       15,200
Sonae Investimentos SGPS S.A. (Forest and Paper
 Products)..............................................     2,400       51,252
                                                                   ------------
                                                                   $    383,022
                                                                   ------------

Issuer                                                     Shares     Value

FOREIGN STOCKS AND WARRANTS -- continued
SINGAPORE -- 1.5%
City Developments Ltd.
 (Real Estate)............................................  98,000 $    713,962
Development Bank of Singapore Ltd. (Finance)*.............  22,000      273,872
Fraser & Neave Ltd. (Beverages)*..........................  32,000      407,413
Keppel Corp. (Transportation)*............................  59,000      525,817
Overseas Chinese Banking Corp. Ltd. (Finance)*............  21,000      262,908
                                                                   ------------
                                                                   $  2,183,972
                                                                   ------------
SOUTH AFRICA
Southern Africa Minerals Corp. (Precious Metals and
 Minerals)*...............................................  95,000 $     59,179
                                                                   ------------
SOUTH KOREA -- 0.6%
Korea Electric Power Corp., ADR
 (Utilities -- Electric)..................................   3,600 $     96,300
Korea Mobile Telecommunications, GDR
 (Telecommunications)*##..................................   8,800      389,400
L.G. Electronics, GDS (Electronics)*##....................   3,200       37,760
Samsung Electronics, GDR (Electronics)*...................      60        5,790
Samsung Electronics, GDR (Electronics)*...................     807       48,420
Samsung Electronics, GDR (Electronics)*...................      15        1,440
Samsung Electronics, GDS (Electronics)*...................   4,080      239,700
                                                                   ------------
                                                                   $    818,810
                                                                   ------------
SPAIN -- 1.0%
Banco de Santander S.A. (Finance).........................  14,160 $    709,048
Telefonica de Espana
 (Utilities -- Telephone).................................  55,470      766,236
                                                                   ------------
                                                                   $  1,475,284
                                                                   ------------
SRI LANKA -- 0.1%
DFCC Sri Lanka (Finance)*.................................  13,100 $     73,444
Royal Ceramics Sri Lanka
 (Building Materials)*.................................... 114,500       67,403
                                                                   ------------
                                                                   $    140,847
                                                                   ------------
SWEDEN -- 1.8%
Astra AB, Free Shares, "A" (Pharmaceuticals)*.............  37,651 $  1,501,643
Astra AB, Free Shares, "B" (Pharmaceuticals)*.............   3,987      157,814
Skandinaviska Enskilda Banken, "A" (Finance).............. 111,515      923,082
                                                                   ------------
                                                                   $  2,582,539
                                                                   ------------
TAIWAN -- 0.2%
Acer, Inc., GDR (Computers)*##............................   5,000 $     65,000
Asia Cement, GDS (Construction Services)*.................   3,245       51,109

Issuer                                                     Shares     Value

FOREIGN STOCKS AND WARRANTS -- continued
TAIWAN -- continued
GVC Corp., GDR (Computers)*##.............................   1,569 $     12,160
Siliconware Precision Industries Co., GDR (Special
 Products and Services)*..................................   3,300       54,450
Yageo Corp., GDR
 (Electronics)*...........................................   7,678       65,263
                                                                   ------------
                                                                   $    247,982
                                                                   ------------
THAILAND -- 0.8%
Bangkok Bank Ltd. (Finance)*..............................  22,500 $    273,431
Banpu Public Co. Ltd. (Mining)*...........................   5,500      118,388
CP Feedmill Co. (Food Products)...........................  19,500       95,254
Italian-Thai Development (Construction)*..................   7,000       71,724
Land & House Public Co. Ltd. (Real Estate)................   4,500       73,987
Loxley Public Co. Ltd. (Electronic Communication)*........   4,000       74,662
Phatra Thanakit Co. (Finance).............................   9,300       79,778
Shinawatra Computer Co. Ltd. (Computers)..................   3,100       76,330
Siam Cement Public Co. Ltd. (Building Materials)*.........   1,100       60,985
Siam Makro (Retail)*......................................  32,100      117,921
Thailand Farmers Bank
 Co. (Finance)............................................   8,200       82,716
Thailand Theparos Food
 Products Public Co. Ltd.
 (Food Processing)*.......................................  24,600       86,950
                                                                   ------------
                                                                   $  1,212,126
                                                                   ------------
TURKEY -- 0.4%
Altinyildiz Men (Apparel
 and Textiles)*........................................... 356,400 $     76,165
Arcelik A.S. (Furniture and Home Appliances)..............  87,282        6,898
Ardem Pisirici ve Is (Miscellaneous)*..................... 400,000       50,322
Eczactibasi Yapi (Furniture and Home Appliances)*##....... 665,000       71,862
Ege Biracilik ve Malt Sanayii A.S. (Beverages)............ 212,704       72,044
Eregli Demir Celik (Manufacturing--Metals)................ 676,900       54,588
Kaplamin Turkey
 (Forest and Paper Products)*............................. 417,000       77,346
Migros Turk (Retail)*..................................... 234,720      176,037
                                                                   ------------
                                                                   $    585,262
                                                                   ------------
UNITED KINGDOM -- 3.1%
ASDA Group PLC (Retail)................................... 797,300 $  1,373,968
Antofagasta Holdings (Mining).............................   7,700       34,070
BPB Industries (Building Materials)....................... 107,000      496,692

Issuer                                                     Shares     Value

FOREIGN STOCKS AND WARRANTS -- continued
UNITED KINGDOM -- continued
ECI Telecom. Ltd. (Telecommunications)....................  17,000 $    387,812
Fleming Russia Securities Fund (Finance)+*................  46,800      257,400
Korea Europe Fund (Finance)+*.............................      10       40,625
Ladbroke Group (Leisure).................................. 103,800      236,084
Lasalle Re Holdings Ltd. (Insurance)*.....................   1,300       29,738
Pilkington PLC, Rights
 (Building Materials).....................................      25           34
Pilkington PLC (Building Materials).......................     100          314
Sears PLC (Retail)........................................ 368,200      594,496
Smith (W.H.) Group PLC (Retail)...........................  34,300      225,783
Vodafone Group PLC (Telecommunications)................... 226,100      810,857
                                                                   ------------
                                                                   $  4,487,873
                                                                   ------------
 Total Foreign Stocks and Warrants (Identified Cost,
  $77,225,781).................................................... $ 77,788,233
                                                                   ------------
U.S. STOCKS AND WARRANTS -- 38.7%
AIRLINES
Eagle USA Airfreight*.....................................     300 $      7,875
Midwest Express Holdings, Inc.*...........................     400       11,100
                                                                   ------------
                                                                   $     18,975
                                                                   ------------
APPAREL AND TEXTILES -- 0.1%
Nine West Group, Inc.*....................................   2,800 $    105,000
                                                                   ------------
AUTOMOTIVE -- 0.8%
APS Holding Corp. *.......................................  50,600 $  1,138,500
                                                                   ------------
BANKS AND CREDIT COMPANIES -- 0.1%
Credicorp*................................................  10,276 $    177,261
                                                                   ------------
BIOTECHNOLOGY -- 0.4%
Guidant Corp. ............................................  12,000 $    507,000
Integra Lifesciences*.....................................  15,000       97,500
                                                                   ------------
                                                                   $    604,500
                                                                   ------------
BUSINESS MACHINES -- 0.5%
Affiliated Computer Co. *.................................  21,100 $    791,250
                                                                   ------------
BUSINESS SERVICES -- 6.7%
ADT Ltd. * ...............................................  55,000 $    825,000
Accustaff, Inc. * ........................................   1,700       74,800
CUC International, Inc. * ................................  38,300    1,306,988
Ceridian Corp. * .........................................  30,000    1,237,500
Computer Sciences, Inc. * ................................   9,500      667,375
Corestaff, Inc. * ........................................     400       14,600
DST Systems, Inc. * ......................................  25,000      712,500
Franklin Quest Co. * .....................................   4,200       81,900
Global Directmail*........................................   3,400       93,500
Interim Services, Inc. * .................................  42,000    1,459,500
Learning Tree International*..............................  43,900      685,938

Issuer                                                      Shares    Value

U.S. STOCKS AND WARRANTS -- continued
BUSINESS SERVICES -- continued
Paychex, Inc. .............................................  5,000 $    249,375
Reynolds & Reynolds, "A"................................... 11,000      427,625
SPS Transaction Services Corp. * ..........................  1,300       38,512
Techno Solutions Co. * .................................... 82,000    1,599,000
Transaction Systems Architects, "A"*....................... 11,800      398,250
                                                                   ------------
                                                                   $  9,872,363
                                                                   ------------
COMPUTER SOFTWARE -- PERSONAL COMPUTERS -- 1.1%
Electronic Arts, Inc. * ...................................  2,500 $     65,312
First Data Corp. .......................................... 13,501      902,879
Spectrum Holobyte, Inc. * ................................. 54,100      351,650
Symantec Corp. * ..........................................  9,000      209,250
Visio Corp. ...............................................    500       14,125
                                                                   ------------
                                                                   $  1,543,216
                                                                   ------------
COMPUTER SOFTWARE -- SYSTEMS -- 7.6%
Adobe Systems, Inc......................................... 15,500 $    961,000
BDM International, Inc. * .................................  1,700       49,300
BMC Software, Inc.*........................................ 34,800    1,487,700
Cadence Design Systems, Inc. * ............................ 56,000    2,352,000
Citrix Systems, Inc. * ....................................    300        9,750
Computer Associates International.......................... 20,200    1,148,875
Network Appliance, Inc. * .................................    500       20,062
Objective Systems Integrated*..............................    800       43,800
Oracle Systems Corp. * .................................... 63,000    2,669,625
PC Docs Group International, Inc. * ....................... 28,000      500,500
Softquad International, Inc. * ............................ 11,000       58,446
Sybase, Inc. * ............................................ 37,400    1,346,400
System Software Associates, Inc. .......................... 24,300      528,525
                                                                   ------------
                                                                   $ 11,175,983
                                                                   ------------
CONSTRUCTION SERVICES -- 0.1%
Shaw Group, Inc. * ........................................ 22,000 $    195,250
                                                                   ------------
CONSUMER GOODS AND SERVICES -- 1.4%
Department 56, Inc. * ..................................... 14,000 $    537,250
Meta Group, Inc. * ........................................    300        9,188
Service Corp. International................................  8,000      352,000
Sola International, Inc. * ................................ 17,000      429,250
Tyco International Ltd. ................................... 18,000      641,250
USA Detergents, Inc. * ....................................    500       11,750
                                                                   ------------
                                                                   $  1,980,688
                                                                   ------------
ELECTRONICS -- 0.9%
LSI Logic Corp. * ......................................... 38,500 $  1,260,875
                                                                   ------------
ENTERTAINMENT -- 1.2%
Grand Casinos, Inc. * .....................................  2,250 $     52,312
Harrah's Entertainment, Inc. * ............................ 41,000      994,250
Heritage Media Corp. * .................................... 17,000      435,625
Showboat, Inc. ............................................ 12,000      316,500
                                                                   ------------
                                                                   $  1,798,687
                                                                   ------------

Issuer                                                      Shares    Value

U.S. STOCKS AND WARRANTS -- continued
FINANCIAL INSTITUTIONS -- 0.1%
BHI Corp. * ............................................... 10,700 $    168,525
                                                                   ------------
INSURANCE -- 0.3%
Amerin Corp. * ............................................ 10,000 $    267,500
Compdent Corp. * ..........................................  4,600      190,900
                                                                   ------------
                                                                   $    458,400
                                                                   ------------
MACHINERY
SI Handling Systems, Inc. .................................  7,500 $     48,750
                                                                   ------------
MEDICAL AND HEALTH PRODUCTS -- 1.0%
Biochem Pharmaceuticals, Inc. * ........................... 11,500 $    461,438
IDEC Pharmaceuticals*...................................... 15,000      292,500
MediSense, Inc. * ......................................... 15,000      474,375
Neuromedical Systems*...................................... 12,100      243,512
                                                                   ------------
                                                                   $  1,471,825
                                                                   ------------
MEDICAL AND HEALTH TECHNOLOGY AND SERVICES -- 6.5%
Advantage Health Corp. * .................................. 27,000 $  1,177,875
Community Care America*....................................  3,100       32,550
Community Health Systems *................................. 19,000      676,875
Foundation Health Corp. * ................................. 16,500      709,500
Health Management Associates, Inc. * ...................... 18,500      483,312
Healthsource, Inc. * ...................................... 24,000      864,000
Healthsouth Corp. * ....................................... 14,000      407,750
Henry Schein, Inc. * ......................................    500       14,750
IDX Systems*............................................... 15,000      521,250
Pacificare Health Systems, Inc., "A"*......................  6,900      600,300
Pacificare Health Systems, Inc., "B"*......................  8,500      739,500
St. Jude Medical, Inc......................................  9,000      387,000
Surgical Care Affiliates, Inc.............................. 13,000      442,000
Total Renal Care Holdings*.................................    700       20,650
United Dental Care, Inc. * ................................    600       24,750
United Healthcare Corp. ................................... 36,700    2,403,850
                                                                   ------------
                                                                   $  9,505,912
                                                                   ------------
OILS -- 0.3%
Union Pacific Resources Group*............................. 14,000 $    355,250
                                                                   ------------
RESTAURANTS AND LODGING -- 4.0%
Applebee's International, Inc.............................. 31,000 $    705,250
Bristol Hotel Co. * .......................................  1,000       24,375
Extended Stay America*.....................................    500       13,750
HFS, Inc. * ............................................... 48,000    3,924,000
Promus Hotel Corp. * ...................................... 31,100      691,975
Renaissance Hotel Group*................................... 20,000      510,000
                                                                   ------------
                                                                   $  5,869,350
                                                                   ------------
SPECIAL PRODUCTS AND SERVICES
Central Package Corp. * ...................................    900 $     25,875
                                                                   ------------
STORES -- 1.7%
Corporate Express, Inc. *..................................  8,000 $    241,000
General Nutrition Cos., Inc. * ............................  4,000       92,000


Issuer                                                  Shares         Value

U.S. STOCKS AND WARRANTS -- continued
STORES -- continued
Hollywood Entertainment Corp.* ...................      14,200     $    118,925
MSC Industrial Direct, Inc., "A"*.................         700           19,250
Micro Warehouse, Inc.* ...........................      22,000          951,500
Office Depot, Inc.* ..............................      36,000          711,000
Officemax, Inc.* .................................      15,600          349,050
                                                                   ------------
                                                                   $  2,482,725
                                                                   ------------
TELECOMMUNICATIONS -- 3.2%
Bay Networks, Inc.* ..............................      21,700     $    892,412
Cabletron Systems, Inc.* .........................      19,900        1,611,900
Cisco Systems, Inc.* .............................       1,500          111,938
International Business Communications+++*.........      12,600          124,992
Midcom Communication*.............................       2,500           45,625
Tel-Save Holdings, Inc.* .........................         800           11,100
Tellabs, Inc.* ...................................       6,100          225,700
U.S. Robotics Corp.* .............................       7,000          614,250
Westell Technologies, "A"*........................         700           17,588
WorldCom, Inc.* ..................................      27,200          958,800
                                                                   ------------
                                                                   $  4,614,305
                                                                   ------------
UTILITIES -- TELEPHONE -- 0.7%
Frontier Corp. ...................................      10,000     $    300,000
MCI Communications Corp. .........................      25,000          653,125
                                                                   ------------
                                                                   $    953,125
                                                                   ------------
 Total U.S. Stocks and Warrants
  (Identified Cost, $52,746,066).................................. $ 56,616,590
                                                                   ------------
 Total Stocks and Warrants
  (Identified Cost, $129,971,847)................................. $134,404,823
                                                                   ------------
CONVERTIBLE BONDS -- 0.3%
                                                   Principal Amount
                                                    (000 Omitted)
FOREIGN DENOMINATED
Michelin, 2.5s, 2001..............................      FRF104     $      5,601
                                                                   ------------
U.S. DOLLAR DENOMINATED -- 0.3%
Argosy Gaming Corp.,
 12s, 2001........................................      $  200     $    179,500
Gujarat Ambrja Cement,
 3.5s, 1999.......................................         125          166,875
Teco Electric & Machinery Ltd., 2.75s, 2004##.....          80           62,200
United Micro Electric,
 1.25s, 2004##....................................          63           79,065
                                                                   ------------
                                                                   $    487,640
                                                                   ------------
 Total Convertible Bonds
  (Identified Cost, $448,414)..................................... $    493,241
                                                                   ------------

SHORT-TERM OBLIGATIONS -- 8.1%



                                                Principal Amount
Issuer                                            (000 Omitted)       Value

Federal Home Loan Mortgage Corp., due 1/02/96 -
  1/04/96.......................................        $6,000     $  5,997,660
Ford Motor Credit Co.,
 due 1/02/96....................................         5,800        5,799,034
                                                                   ------------
 Total Short-Term Obligations,
  at Amortized Cost..............................................  $ 11,796,694
                                                                   ------------
 Total Investments
  (Identified Cost, $142,216,955)................................  $146,694,758
OTHER ASSETS,
 LESS LIABILITIES -- (0.2)%......................................      (306,525)
                                                                    ------------
 Net Assets -- 100.0%............................................  $146,388,233
                                                                   ============

           See portfolio footnotes and notes to financial statements

PORTFOLIO OF INVESTMENTS -- December 31, 1995
WORLD TOTAL RETURN SERIES
COMMON STOCKS -- 52.1%

Issuer                                                     Shares     Value

FOREIGN STOCKS -- 32.4%
AUSTRALIA -- 3.4%
Australia & New Zealand Bank Group Ltd. (Finance)........   11,000 $     51,523
Broken Hill Property (Real Estate).......................   10,204      143,914
Q.B.E. Insurance Group (Insurance).......................   16,953       78,274
Seven Network Ltd. (Telecommunications)..................   28,900       81,090
Woolworths Ltd., ADR
 (Retail -- Grocery)##...................................    4,860      116,033
                                                                   ------------
                                                                   $    470,834
                                                                   ------------
CANADA -- 0.2%
Canadian National Railway Co. (Railroads)*...............    2,100 $     31,500
                                                                   ------------
DENMARK -- 1.2%
Tele-Danmark, ADR
 (Utilities -- Telephone)................................    6,230 $    172,104
                                                                   ------------
FRANCE -- 2.9%
Elf Aquitaine, ADR (Oils)................................    1,910 $     70,193
LVMH Moet-Hennessy
 (Consumer Goods)........................................      175       36,403
Pinault-Printemps
 (Consumer Goods)........................................      700      139,471
TOTAL S.A., ADR (Oils)...................................    1,345       45,730
TV Francaise (Telecommunications)*.......................      960      102,783
                                                                   ------------
                                                                   $    394,580
                                                                   ------------
GERMANY -- 1.3%
Adidas AG (Apparel and Textiles)*........................    1,400 $     73,971
Deutsche Bank AG (Finance)*..............................    1,000       47,316
Hornbach Baumarkt AG
 (Consumer Goods)*##.....................................      750       32,214
Praktiker Bau-und Heimwerkemaerkte AG (Building
 Supplies)...............................................      600       18,336
                                                                   ------------
                                                                   $    171,837
                                                                   ------------
HONG KONG -- 0.6%
Giordano International Ltd.
 (Retail -- Apparel).....................................   41,000 $     34,997
South China Morning Post (Publishing)....................   52,000       31,777
Wharf Holdings Ltd. (Real Estate)........................    5,000       16,652
                                                                   ------------
                                                                   $     83,426
                                                                   ------------
ITALY -- 1.3%
Gucci Group N.V., ADR (Apparel and Textiles)*............    2,000 $     77,750
Instituto Nazdelle Assicuraz (Insurance).................   22,000       29,180

Issuer                                                     Shares     Value

FOREIGN STOCKS -- continued
ITALY -- continued
Luxottica Group, ADR (Consumer Goods and Services).......      500 $     29,250
Telecom Italia (Telecommunications)......................   21,500       26,309
Telecom Italia Mobile (Telecommunications)*..............   21,500       22,624
                                                                   ------------
                                                                   $    185,113
                                                                   ------------
JAPAN -- 7.0%
DDI Corp. (Telecommunications)...........................       11 $     85,082
Dai Nippon Printing Co. Ltd. (Printing)..................    3,000       50,759
Daiwa House Industry (Home Construction).................    3,000       49,309
East Japan Railway Co. (Railroads).......................        9       43,682
Hirose Electric (Utilities -- Electric)*.................    1,000       57,430
Hitachi (Electronics)....................................   12,000      120,661
Ito Yokado Co. Ltd. (Retail).............................    2,000      122,982
Kirin Beverage (Beverages)...............................    2,000       26,878
MOS Food Services (Restaurants)..........................    1,000       25,525
Matsushita Electric Industrial Co. (Industrials --
  Telecommunications)....................................   10,000      162,429
Murata Manufacturing Co.
 (Electrical Equipment)..................................    1,000       36,740
Nippondenso Co. Ltd.
 (Electrical Equipment)*.................................    3,000       55,979
Nissen Corp. (Consumer Goods)............................       40          936
Sony Corp. (Electronics).................................    1,400       85,925
Takeda Chemical Industries (Chemicals)*..................    2,000       32,873
                                                                   ------------
                                                                   $    957,190
                                                                   ------------
NETHERLANDS -- 2.1%
IHC Caland N.V.
 (Transportation -- Marine)..............................    1,200 $     40,324
Royal Dutch Petroleum Co. (Oils).........................      850      119,956
Royall PTT Nederland N.V.
 (Utilities -- Electric)*................................    1,700       61,674
Wolters Kluwer (Publishing)..............................      696       65,745
                                                                   ------------
                                                                   $    287,699
                                                                   ------------
NEW ZEALAND -- 1.1%
Lion Nathan Ltd. (Beverages).............................   55,600 $    132,479
Telecom Corp. of New Zealand, ADR (Utilities --
  Telephone).............................................      315       21,853
                                                                   ------------
                                                                   $    154,332
                                                                   ------------
NORWAY -- 0.1%
Fokus Bank (Finance)*....................................    1,900 $     10,256
                                                                   ------------

Issuer                                                        Shares    Value

FOREIGN STOCKS -- continued
SINGAPORE -- 0.5%
Hong Leong Finance (Finance)................................. 11,000 $    37,502
Singapore Press Holdings (Publishing)*.......................  2,000      35,366
                                                                     -----------
                                                                     $    72,868
                                                                     -----------
SOUTH KOREA -- 0.6%
Korea Electric Power Corp., ADR
 (Utilities -- Electric).....................................  3,190 $    85,333
                                                                     -----------
SPAIN -- 1.6%
Iberdrola S.A. (Utilities -- Electric)....................... 18,600 $   169,758
Repsol S.A. (Oils)...........................................  1,650      53,928
                                                                     -----------
                                                                     $   223,686
                                                                     -----------
SWEDEN -- 2.9%
ASEA AB, Free Shares, "B"
 (Electrical Equipment)......................................  1,580 $   153,615
Astra AB, Free Shares, "B" (Pharmaceuticals)*................  3,660     144,871
Hennes & Mauritz AB
 (Retail -- Clothing)*.......................................    805      44,827
Nordbanken AB (Banks and
 Credit Companies)*..........................................  1,800      31,154
Sparbanken Sverige (Banks and
 Credit Companies)...........................................  1,300      16,533
                                                                     -----------
                                                                     $   391,000
                                                                     -----------
SWITZERLAND -- 1.1%
Nestle AG, Registered Shares (Food and Beverage Products)*...     88 $    97,295
Sandoz AG (Pharmaceuticals)*.................................     65      59,475
                                                                     -----------
                                                                     $   156,770
                                                                     -----------
UNITED KINGDOM -- 4.5%
British Petroleum PLC, ADR (Oils)............................  1,316 $   134,397
London Electricity
 (Utilities -- Electric).....................................  1,600      14,245
National Grid Group..........................................  1,364       4,214
PowerGen PLC, ADR
 (Utilities -- Electric)..................................... 37,305     129,467
Reuters Holdings PLC, ADR
 (Publishing)................................................    950      52,369
Storehouse PLC (Retail Department Stores).................... 21,400     110,967
Tomkins (Holding Company).................................... 21,800      95,272
Unilever (Food and Beverages)................................  3,850      79,048
                                                                     -----------
                                                                     $   619,979
                                                                     -----------
 Total Foreign Stocks
  (Identified Cost, $4,126,502)..................................... $ 4,468,507
                                                                     -----------
U.S. STOCKS -- 19.7%
AEROSPACE -- 1.5%
General Dynamics Corp. ......................................  1,400 $    82,775
Lockheed Martin Corp. .......................................  1,600     126,400
                                                                     -----------
                                                                     $   209,175
                                                                     -----------

Issuer                                                       Shares    Value

U.S. STOCKS -- continued
BANKS AND CREDIT COMPANIES -- 1.1%
Barnett Banks, Inc. ........................................ 1,490  $    87,910
Norwest Corp................................................ 1,800       59,400
                                                                    -----------
                                                                    $   147,310
                                                                    -----------
BIOTECHNOLOGY -- 0.2%
Guidant Corp. ..............................................   704  $    29,744
                                                                    -----------
BUSINESS MACHINES -- 0.7%
International Business Machines Corp. ......................   325  $    29,819
Xerox Corp. ................................................   475       65,075
                                                                    -----------
                                                                    $    94,894
                                                                    -----------
CONSUMER GOODS AND SERVICES -- 2.6%
Grupo Casa Autret, ADR......................................   450  $     6,019
Philip Morris Cos., Inc..................................... 2,290      207,245
Tyco International Ltd...................................... 4,100      146,063
                                                                    -----------
                                                                    $   359,327
                                                                    -----------
ELECTRICAL EQUIPMENT -- 0.8%
General Electric Co......................................... 1,450  $   104,400
                                                                    -----------
FINANCIAL INSTITUTIONS -- 1.1%
Federal Home Loan Mortgage Corp............................. 1,795  $   149,883
                                                                    -----------
REAL ESTATE INVESTMENT TRUSTS -- 0.1%
ROC Communities, Inc........................................   300  $     7,200
Walden Residential Properties, Inc..........................   300        6,263
                                                                    -----------
                                                                    $    13,463
                                                                    -----------
FOOD AND BEVERAGE PRODUCTS -- 1.0%
General Mills, Inc.......................................... 1,225  $    70,744
Universal Foods Corp........................................ 1,500       60,188
                                                                    -----------
                                                                    $   130,932
                                                                    -----------
INSURANCE -- 3.0%
CIGNA Corp..................................................   800  $    82,600
MBIA, Inc................................................... 1,585      118,875
St. Paul Cos., Inc.......................................... 2,520      140,175
Transamerica Corp........................................... 1,000       72,875
                                                                    -----------
                                                                    $   414,525
                                                                    -----------
MACHINERY -- 0.8%
Deere & Co., Inc............................................   700  $    24,675
Ingersoll Rand Co........................................... 2,300       80,788
                                                                    -----------
                                                                    $   105,463
                                                                    -----------
MEDICAL AND HEALTH PRODUCTS -- 1.2%
Lilly (Eli) & Co............................................   796  $    44,775
Schering Plough Corp........................................ 1,300       71,175
Warner-Lambert Co...........................................   540       52,448
                                                                    -----------
                                                                    $   168,398
                                                                    -----------
OILS -- 2.0%
Amoco Corp.................................................. 1,060  $    76,187
Exxon Corp..................................................   600       48,075
Mobil Corp.................................................. 1,300      145,600
                                                                    -----------
                                                                    $   269,862
                                                                    -----------

Issuer                                                   Shares        Value

U.S. STOCKS -- continued
PHOTOGRAPHIC PRODUCTS -- 1.0%
Eastman Kodak Co...................................         1,980    $  132,660
                                                                     ----------
POLLUTION CONTROL -- 0.6%
WMX Technologies, Inc..............................         2,800    $   83,650
                                                                     ----------
PRINTING AND PUBLISHING -- 0.2%
Deluxe Corp........................................         1,050    $   30,450
                                                                     ----------
RESTAURANTS AND LODGING
Darden Restaurants, Inc............................           325    $    3,859
Mandarin Oriental House............................           600           726
                                                                     ----------
                                                                     $    4,585
                                                                     ----------
STORES -- 0.4%
Hudsons Bay Co.....................................         4,050    $   58,249
                                                                     ----------
UTILITIES -- ELECTRIC -- 0.1%
Central Costanera, ADR
 (Utilities -- Electric)##.........................           400    $   12,450
                                                                     ----------
UTILITIES -- GAS -- 1.3%
Coastal Corp.......................................         2,000    $   74,500
Westcoast Energy, Inc..............................         6,850       100,181
                                                                     ----------
                                                                     $  174,681
                                                                     ----------
 Total U.S. Stocks
  (Identified Cost, $2,374,270)..................................... $2,694,101
                                                                     ----------
 Total Common Stocks
  (Identified Cost, $6,500,772)..................................... $7,162,608
                                                                     ----------
CONVERTIBLE PREFERRED STOCKS -- 0.2%
Allstate Corp., 2.281s, Exchange Net PMI 98........           400    $   16,400
Cointel, 7%, Prides##..............................           200        11,200
                                                                     ----------
 Total Convertible Preferred Stocks
  (Identified Cost, $25,150)........................................ $   27,600
                                                                     ----------
NON-CONVERTIBLE BONDS -- 20.8%
                                                    Principal Amount
                                                     (000 Omitted)
FOREIGN DENOMINATED -- 14.6%
AUSTRALIA -- 2.2%
Commonwealth of Australia,
 9.75s, 2002.......................................    AUD    380    $  306,614
                                                                     ----------
DENMARK -- 0.5%
Kingdom of Denmark, 9s, 1998.......................    DKK     99    $   19,410
Kingdom of Denmark, 9s, 2000.......................           175        35,000
Kingdom of Denmark, 8s, 2001.......................            76        14,653
                                                                     ----------
                                                                     $   69,063
                                                                     ----------
FRANCE -- 3.2%
Essilor International, 6.5s, 1999..................    FRF      4    $   41,113
Government of France, 7s, 1999.....................           740       157,779
Government of France,
 7.75s, 2000.......................................         1,080       236,109
                                                                     ----------
                                                                     $  435,001
                                                                     ----------

NON-CONVERTIBLE BONDS -- continued
                                                    Principal Amount
Issuer                                               (000 Omitted)     Value

FOREIGN DENOMINATED -- continued
GERMANY -- 0.5%
Republic of Germany,
 6.875s, 2005......................................   DEM      90    $   66,349
                                                                     ----------
ITALY -- 1.8%
Republic of Italy, 8.5s, 1999......................   ITL 250,000    $  151,542
Republic of Italy, 9.5s, 1999......................        70,000        43,097
Republic of Italy, 8.5s, 2004......................       100,000        56,017
                                                                     ----------
                                                                     $  250,656
                                                                     ----------
NETHERLANDS -- 1.0%
Government of Netherlands, 8.25s, 2007.............   NLG     196    $  141,481
                                                                     ----------
SPAIN -- 2.8%
Kingdom of Spain, 10.5s, 2003......................   ESP  31,200    $  267,645
Kingdom of Spain, 10.9s, 2003......................        13,000       113,667
                                                                     ----------
                                                                     $  381,312
                                                                     ----------
UNITED KINGDOM -- 2.6%
United Kingdom Treasury,
 8s, 2000..........................................   GBP     100    $  162,819
United Kingdom Treasury,
 7s, 2001..........................................           125       194,245
                                                                     ----------
                                                                     $  357,064
                                                                     ----------
 Total Foreign Denominated
  (Identified Cost, $1,960,789)..................................... $2,007,540
                                                                     ----------
U.S. DOLLAR DENOMINATED -- 6.2%
U.S. Treasury Notes,
 5.875s, 2005......................................   $       325    $  332,313
U.S. Treasury Bonds,
 8.875s, 2017......................................           395       529,051
                                                                     ----------
 Total U.S. Dollar Denominated
  (Identified Cost, $849,953)....................................... $  861,364
                                                                     ----------
 Total Non-Convertible Bonds
  (Identified Cost, $2,810,742)..................................... $2,868,904
                                                                     ----------
CONVERTIBLE BONDS -- 1.0%
CHEMICALS -- 0.1%
Sandoz Capital BVI Ltd., 2s, 2002##................   $        18    $   17,010
                                                                     ----------
FINANCIAL INSTITUTIONS -- 0.4%
MBL International Finance Bermuda, 3s, 2002........   $        40    $   47,200
                                                                     ----------
MEDICAL AND HEALTH
 PRODUCTS -- 0.5%
Roche Holdings, Inc., 0s, 2010##...................   $       155    $   68,200
                                                                     ----------
 Total Convertible Bonds
  (Identified Cost, $116,197)....................................... $  132,410
                                                                     ----------

SHORT-TERM OBLIGATION -- 26.1%

                                                 Principal Amount
Issuer                                            (000 Omitted)      Value

Federal Home Loan Mortgage Corp., due 1/02/96,
 at Amortized Cost.............................    $     3,600    $  3,599,425
                                                                  ------------
CALL OPTIONS PURCHASED
                                                 Principal Amount
Description/Expiration                             of Contracts
Month/Strike Price                                (000 Omitted)
Italian Lire/Deutsche Marks/January/1085.......    ITL 103,075    $        103
Japanese Bonds/March/107.489...................    JPY   9,450             670
   March/112.796...............................         10,000             410
   March/115.828...............................         40,000             840
Japanese Yen/January/97.5......................         58,405              58
Swedish Kronor/Deutsche Marks/February/4.535...    SEK   2,938           2,579
                                                                  ------------
 Total Call Options Purchased
  (Premiums Paid, $14,033)....................................... $      4,660
                                                                  ------------
PUT OPTIONS PURCHASED -- 0.1%
Australian Dollars/
 January/0.745.................................    AUD     105    $        877
Deutsche Marks/
 February/1.460................................    DEM     690           3,753
Deutsche Marks/British Pounds/March/2.265......            505           2,297
                                                                  ------------
 Total Put Options Purchased
  (Premiums Paid, $8,935)........................................ $      6,927
                                                                  ------------
 Total Investments
  (Identified Cost, $13,075,251)................................. $ 13,802,533
                                                                  ------------
CALL OPTIONS WRITTEN -- (0.1)%
Deutsche Marks/ British Pounds/March/2.1476....    DEM     479    $     (1,354)
Italian Lire/Deutsche Marks/August/1125........    ITL 423,930          (7,207)
                                                                  ------------
 Total Call Options Written
  (Premiums Received, $9,155).................................... $     (8,561)
                                                                  ------------
PUT OPTIONS WRITTEN -- (0.1)%
Australian Dollars/January/0.745...............    AUD     105    $       (877)
Italian Lire/Deutsche Marks/August/1125........    ITL 423,930         (12,718)
Japanese Bonds/March/107.489...................    JPY   9,450          (1,682)
   March/112.796...............................         10,000          (2,440)
                                                                  ------------
 Total Put Options Written
  (Premiums Received, $19,498)................................... $    (17,717)
                                                                  ------------
OTHER ASSETS,
 LESS LIABILITIES -- 0.1%........................................ $      9,683
                                                                  ------------
 Net Assets -- 100.0%............................................ $ 13,785,938
                                                                  ============

           See portfolio footnotes and notes to financial statements


PORTFOLIO OF INVESTMENTS -- December
31, 1995
ZERO COUPON SERIES
2000 PORTFOLIO
U.S. GOVERNMENTS -- 99.4%

                                                    Principal Amount
Issuer                                               (000 Omitted)     Value
TREASURY INVESTMENT GROWTH RECEIPTS -- 3.4%
Series 18, due 2/15/01.............................      $   97     $   73,770
Series 12, due 5/15/01.............................          22         16,489
Series 15, due 8/15/01.............................          88         64,999
                                                                    ----------
 Total Treasury Investment
  Growth Receipts
  (Identified Cost, $127,501)...................................... $  155,258
                                                                    ----------
U.S. TREASURY SECURITIES STRIPPED INTEREST PAYMENTS -- 96.0%
Generic Coupons, due 5/15/00.......................      $  742     $  589,178
Generic Coupons, due 8/15/00.......................         115         90,110
Generic Coupons, due 11/15/00......................       4,723      3,650,784
Generic Coupons, due 5/15/01.......................         136        102,169
                                                                    ----------
 Total U.S. Treasury Securities
  Stripped Interest Payments
  (Identified Cost, $4,198,406).................................... $4,432,241
                                                                    ----------
 Total Investments
  (Identified Cost, $4,325,907).................................... $4,587,499
OTHER ASSETS,
 LESS LIABILITIES -- 0.6%..........................................     28,357
                                                                    ----------
 Net Assets -- 100.0%.............................................. $4,615,856
                                                                    ==========

           See portfolio footnotes and notes to financial statements

PORTFOLIO FOOTNOTES:
* Non-income producing security.
** Non-income producing security -- in default.
# Payment-in-kind security.
## SEC Rule 144A restriction.
+ Restricted security.
++ Security valued by or at the direction of the Trustees.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

AUD = Australian     GBP = British Pounds
Dollars              HKD = Hong Kong Dollars
CAD = Canadian       ITL = Italian Lire
Dollars              JPY = Japanese Yen
CHF = Swiss Francs   NLG = Dutch Guilders
DEM = Deutsche Marks NZD = New Zealand Dollars
DKK = Danish Kroner  SEK = Swedish Kronor
ESP = Spanish
Pesetas
FIM = Finnish
Markkaa
FRF = French Francs

MFS/SUN LIFE SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES -- December 31, 1995

                                                              MFS/Foreign &
                                                                Colonial
                         Capital    Conservative  Emerging    International  Government       High        Managed       Money
                       Appreciation    Growth      Growth      Growth and    Securities      Yield        Sectors       Market
                          Series       Series      Series     Income Series    Series        Series        Series       Series
                       ------------ ------------ -----------  ------------- ------------  ------------  ------------ ------------
 Assets:
 Investments --
  Identified cost...   $656,842,827 $249,766,880 $63,687,219   $5,116,365   $345,450,076  $147,219,338  $178,309,205 $284,299,446
  Repurchase
   agreements, at
   value............        --           --          --         1,528,000        --            --            --           --
  Unrealized
   appreciation.....    140,848,783   51,360,658   5,581,775      122,191     18,344,729     1,621,922    14,683,781      --
                       ------------ ------------ -----------   ----------   ------------  ------------  ------------ ------------
   Total
    investments, at
    value...........   $797,691,610 $301,127,538 $69,268,994   $6,766,556   $363,794,805  $148,841,260  $192,992,986 $284,299,446
 Cash...............        224,174       10,574     556,668       40,233        154,154       --            198,205      --
 Foreign currency,
  at value
  (identified cost,
  $318).............        --           --          --               318        --            --            --           --
 Net receivable for
  forward foreign
  currency exchange
  contracts sold....         43,080      --          --            --            --            --            --           --
 Receivable for
  investments sold..      3,320,079       22,889      69,900       --              9,719       859,233     2,493,206      --
 Receivable for
  Trust shares sold.      1,027,686      693,619     205,888      353,235         51,243     1,364,367        81,952      457,477
 Interest and
  dividends
  receivable........        600,678      641,574       6,823       36,519      5,149,509     3,053,606       182,223      --
 Other assets.......         10,301       11,707     --            --              4,791         1,410         1,637        4,491
                       ------------ ------------ -----------   ----------   ------------  ------------  ------------ ------------
   Total assets.....   $802,917,608 $302,507,901 $70,108,273   $7,196,861   $369,164,221  $154,119,876  $195,950,209 $284,761,414
                       ============ ============ ===========   ==========   ============  ============  ============ ============
 Liabilities:
 Cash overdraft.....   $     --     $     --     $    --       $   --       $     --      $     64,638  $     --     $    192,245
 Payable for
  investments
  purchased.........      5,304,161      366,956   2,130,993       --            --             84,313     1,311,686      --
 Payable for Trust
  shares reacquired.        354,504       48,440     692,086       --            255,757       129,336       240,670    1,761,698
 Net payable for
  forward foreign
  currency exchange
  contracts sold....        --           --          --             6,785        --            --            --           --
 Payable to
  investment
  adviser...........         48,689       13,534     --           --              16,604         9,366        11,882       11,612
 Accrued expenses
  and other
  liabilities.......        108,562       55,359      30,407       11,248         43,900        32,068        35,192       41,751
                       ------------ ------------ -----------   ----------   ------------  ------------  ------------ ------------
   Total
    liabilities.....   $  5,815,916 $    484,289 $ 2,853,486   $   18,033   $    316,261  $    319,721  $  1,599,430 $  2,007,306
                       ------------ ------------ -----------   ----------   ------------  ------------  ------------ ------------
    Net assets......   $797,101,692 $302,023,612 $67,254,787   $7,178,828   $368,847,960  $153,800,155  $194,350,779 $282,754,108
                       ============ ============ ===========   ==========   ============  ============  ============ ============
 Net assets consist
  of:
 Paid-in capital....   $580,301,078 $235,355,134 $61,469,973   $7,063,182   $335,631,551  $150,393,798  $150,383,045 $282,754,108
 Unrealized
  appreciation on
  investments and
  translation of
  assets and
  liabilities in
  foreign
  currencies........    140,892,341   51,361,568   5,581,775      115,646     18,344,729     1,621,922    14,680,387      --
 Accumulated
  undistributed net
  realized gain
  (loss) on
  investments and
  foreign currency
  transactions......     75,057,616   10,583,858     (20,534)      --         (7,381,424)  (10,265,217)   28,650,287      --
 Accumulated
  undistributed net
  investment income.        850,657    4,723,052     223,573       --         22,253,104    12,049,652       637,060      --
                       ------------ ------------ -----------   ----------   ------------  ------------  ------------ ------------
    Net assets......   $797,101,692 $302,023,612 $67,254,787   $7,178,828   $368,847,960  $153,800,155  $194,350,779 $282,754,108
                       ============ ============ ===========   ==========   ============  ============  ============ ============
 Shares of
  beneficial
  interest
  outstanding.......     24,918,918   13,716,985   5,301,215      708,797     27,546,526    17,237,934     7,637,531  282,754,108
                       ============ ============ ===========   ==========   ============  ============  ============ ============
 Net asset value,
  offering price and
  redemption price
  per share (net
  assets / shares of
  beneficial
  interest
  outstanding) .....      $31.99       $22.02      $12.69        $10.13        $13.39        $8.92         $25.45       $1.00
                          ======       ======      ======        ======        ======        =====         ======       =====
                                       Total
                        Research       Return
                         Series        Series
                       ----------- --------------
 Assets:
 Investments --
  Identified cost...   $64,245,364 $ 954,143,428
  Repurchase
   agreements, at
   value............       --            --
  Unrealized
   appreciation.....     6,891,942    142,363,967
                       ----------- --------------
   Total
    investments, at
    value...........   $71,137,306 $1,096,507,395
 Cash...............       315,962        574,487
 Foreign currency,
  at value
  (identified cost,
  $318).............       --            --
 Net receivable for
  forward foreign
  currency exchange
  contracts sold....       --            --
 Receivable for
  investments sold..       874,215      8,023,243
 Receivable for
  Trust shares sold.       508,380        582,445
 Interest and
  dividends
  receivable........        59,822      9,332,164
 Other assets.......            39         11,576
                       ----------- --------------
   Total assets.....   $72,895,724 $1,115,031,310
                       =========== ==============
 Liabilities:
 Cash overdraft.....   $    --     $       --
 Payable for
  investments
  purchased.........       977,361     14,416,106
 Payable for Trust
  shares reacquired.        56,002        563,568
 Net payable for
  forward foreign
  currency exchange
  contracts sold....       --            --
 Payable to
  investment
  adviser...........         4,331         61,887
 Accrued expenses
  and other
  liabilities.......        29,917        102,352
                       ----------- --------------
   Total
    liabilities.....   $ 1,067,611 $   15,143,913
                       ----------- --------------
    Net assets......   $71,828,113 $1,099,887,397
                       =========== ==============
 Net assets consist
  of:
 Paid-in capital....   $62,822,072 $  871,630,646
 Unrealized
  appreciation on
  investments and
  translation of
  assets and
  liabilities in
  foreign
  currencies........     6,891,742    142,364,410
 Accumulated
  undistributed net
  realized gain
  (loss) on
  investments and
  foreign currency
  transactions......     1,786,257     41,237,596
 Accumulated
  undistributed net
  investment income.       328,042     44,654,745
                       ----------- --------------
    Net assets......   $71,828,113 $1,099,887,397
                       =========== ==============
 Shares of
  beneficial
  interest
  outstanding.......     5,290,149     59,825,771
                       =========== ==============
 Net asset value,
  offering price and
  redemption price
  per share (net
  assets / shares of
  beneficial
  interest
  outstanding) .....     $13.58        $18.38
                         ======        ======

                       See notes to financial statements

MFS/SUN LIFE SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES  -- December 31, 1995 -- continued

                                                                                                 Zero
                                                                                  World         Coupon
                                        World Asset    World         World        Total         Series
                             Utilities  Allocation  Governments      Growth      Return          2000
                              Series      Series       Series        Series      Series       Portfolio
                            ----------- ----------- ------------  ------------ -----------  ---------------
 Assets:
 Investments --
  Identified cost........   $39,064,234 $24,241,229 $157,535,679  $142,216,955 $13,075,251  $4,325,907
  Unrealized
   appreciation..........     4,631,663   1,413,273    2,618,075     4,477,803     727,283     261,592
                            ----------- ----------- ------------  ------------ -----------  ----------
   Total investments, at
    value................   $43,695,897 $25,654,502 $160,153,754  $146,694,758 $13,802,534  $4,587,499
 Cash....................       276,294      63,122       42,488       292,946      58,058      25,286
 Foreign currency, at
  value (identified cost,
  $212, $12,450 and
  $5,148, respectively)..       --              212       13,849         5,276     --          --
 Net receivable for
  forward foreign
  currency exchange
  contracts sold.........       --           90,012    3,171,720        22,639      40,373     --
 Receivable for
  investments sold.......       412,886     345,445     --             114,241       8,475     --
 Receivable for Trust
  shares sold............       211,422      68,424      253,922       223,849     188,625     --
 Interest and dividends
  receivable.............       305,483     163,814    3,039,109        88,365      98,646     --
 Receivable from
  investment adviser.....       --          --          --            --           --            3,903
 Other assets............         6,273       3,724        1,887         1,371           5          45
                            ----------- ----------- ------------  ------------ -----------  ----------
   Total assets..........   $44,908,255 $26,389,255 $166,676,729  $147,443,445 $14,196,716  $4,616,733
                            =========== =========== ============  ============ ===========  ==========
 Liabilities:
 Payable for investments
  purchased..............   $ 1,702,553 $   411,928 $  2,249,990  $    758,946 $   257,292  $   --
 Payable for Trust shares
  reacquired.............        54,358     --            24,777       235,905     --              307
 Written options
  outstanding, at value
  (premiums received,
  $4,002, $1,292,741 and
  $28,653, respectively
  )......................       --            6,520    1,172,430      --            26,278     --
 Net payable for closed
  forward foreign
  currency exchange
  contracts .............       --            9,184      181,934      --             8,432     --
 Net payable for forward
  foreign currency
  exchange contracts
  purchased..............       --           77,001   10,512,792      --           104,808     --
 Payable to investment
  adviser................         2,632       1,575        9,342        10,718         832          94
 Accrued expenses and
  other liabilities......        14,352      19,654       38,272        49,643      13,136         476
                            ----------- ----------- ------------  ------------ -----------  ----------
   Total liabilities.....   $ 1,773,895 $   525,862 $ 14,189,537  $  1,055,212 $   410,778  $      877
                            ----------- ----------- ------------  ------------ -----------  ----------
    Net assets...........   $43,134,360 $25,863,393 $152,487,192  $146,388,233 $13,785,938  $4,615,856
                            =========== =========== ============  ============ ===========  ==========
 Net assets consist of:
 Paid-in capital.........   $35,813,064 $23,164,046 $132,382,504  $129,797,585 $12,695,923  $4,243,814
 Unrealized appreciation
  (depreciation) on
  investments and
  translation of assets
  and liabilities in
  foreign currencies.....     4,630,350   1,414,357   (4,798,188)    4,500,682     656,800     261,592
 Accumulated
  undistributed net
  realized gain (loss) on
  investments and foreign
  currency transactions..     1,343,519     841,193     (764,004)   10,941,406     (53,776)    (58,499)
 Accumulated
  undistributed net
  investment income......     1,347,427     443,797   25,666,880     1,148,560     486,991     168,949
                            ----------- ----------- ------------  ------------ -----------  ----------
    Net assets...........   $43,134,360 $25,863,393 $152,487,192  $146,388,233 $13,785,938  $4,615,856
                            =========== =========== ============  ============ ===========  ==========
 Shares of beneficial
  interest outstanding...     3,518,347   2,115,612   12,212,108    11,856,784   1,164,889     509,370
                            =========== =========== ============  ============ ===========  ==========
 Net asset value,
  offering price and
  redemption price per
  share
  (net assets / shares of
  beneficial interest
  outstanding)...........     $12.26      $12.23       $12.49        $12.35      $11.83       $9.06
                              ======      ======       ======        ======      ======       =====

                       See notes to financial statements

MFS/SUN LIFE SERIES TRUST
STATEMENTS OF OPERATIONS -- Year Ended December 31, 1995

                                                               MFS/Foreign &
                                                                 Colonial
                        Capital     Conservative   Emerging    International  Government      High        Managed       Money
                      Appreciation     Growth       Growth      Growth and    Securities      Yield       Sectors      Market
 Net investment          Series        Series      Series+    Income Series++   Series       Series       Series       Series
 income:              ------------  ------------  ----------  --------------- -----------  -----------  -----------  -----------
 Income --
 Interest...........  $  1,501,611  $ 1,027,519   $  253,400    $    20,420   $24,585,722  $13,230,927  $   531,522  $14,132,869
 Dividends..........     5,995,785    5,088,507       12,456          4,872       --           --         1,488,727      --
 Foreign taxes
  withheld..........       (31,467)     (39,413)      --               (589)      --           --            (5,300)     --
                      ------------  -----------   ----------    -----------   -----------  -----------  -----------  -----------
   Total investment
    income..........  $  7,465,929  $ 6,076,613   $  265,856    $    24,703   $24,585,722  $13,230,927  $ 2,014,949  $14,132,869
                      ------------  -----------   ----------    -----------   -----------  -----------  -----------  -----------
 Expenses --
 Investment
  advisory fees.....  $  4,876,631  $ 1,160,504   $  149,156    $     7,653   $ 1,877,922  $   990,965  $ 1,202,378  $ 1,204,609
 Trustees' fees.....           759          759          759            759           759          759          759          759
 Custodian fees.....       296,428      101,092       10,829            591       165,943       61,042       79,184      113,703
 Auditing fees......        29,433       24,184       17,850          7,950        34,533       37,260       26,157       27,258
 Legal fees.........         5,443        1,373        1,295             --         1,373        5,627        6,049        1,373
 Printing expenses..        95,446       30,009        6,574          1,000        55,588       28,203       29,237       63,283
 Registration fees..       --            --               --          1,160       --           --           --           --
 Miscellaneous......        59,339       30,283       11,108            340       --            22,763        5,880          806
                      ------------  -----------   ----------    -----------   -----------  -----------  -----------  -----------
   Total expenses...  $  5,363,479  $ 1,348,204   $  197,571    $    19,453   $ 2,136,118  $ 1,146,619  $ 1,349,644  $ 1,411,791
 Waiver of expenses
  by investment
  adviser...........       --            --         (149,156)        (7,653)      --           --           --           --
 Fees paid
  indirectly........        (2,172)      (3,690)      (6,132)       --            --            (3,463)      (1,470)      (6,215)
                      ------------  -----------   ----------    -----------   -----------  -----------  -----------  -----------
   Net expenses.....  $  5,361,307  $ 1,344,514   $   42,283    $    11,800   $ 2,136,118  $ 1,143,156  $ 1,348,174  $ 1,405,576
                      ------------  -----------   ----------    -----------   -----------  -----------  -----------  -----------
    Net investment
     income.........  $  2,104,622  $ 4,732,099   $  223,573    $    12,903   $22,449,604  $12,087,771  $   666,775  $12,727,293
                      ============  ===========   ==========    ===========   ===========  ===========  ===========  ===========
 Realized and
  unrealized gain
  (loss) on
  investments and
  foreign currency
  transactions:
 Realized gain
  (loss) (identified
  cost basis) --
 Investment
  transactions......  $ 75,301,465  $11,009,455   $  (20,534)   $      --     $  (408,742) $(1,845,221) $29,572,625  $    --
 Foreign currency
  transactions......    (1,009,531)      (8,987)      --            (17,271)      --             1,333      (29,705)     --
 Futures contracts..       --            --           --            --            (31,467)     --           --           --
                      ------------  -----------   ----------    -----------   -----------  -----------  -----------  -----------
   Net realized gain
    (loss) on
    investments and
    foreign currency
    transactions....  $ 74,291,934  $11,000,468   $  (20,534)   $   (17,271)  $  (440,209) $(1,843,888) $29,542,920  $    --
                      ------------  -----------   ----------    -----------   -----------  -----------  -----------  -----------
 Change in
  unrealized
  appreciation
  (depreciation)
  on --
  Investments.......  $110,091,091  $50,605,285   $5,581,775    $   122,191   $33,522,922  $ 9,954,602  $11,159,275  $    --
 Translation of
  assets and
  liabilities in
  foreign
  currencies........      (800,363)         667       --             (6,545)      --                53       (3,394)     --
                      ------------  -----------   ----------    -----------   -----------  -----------  -----------  -----------
  Net unrealized
   gain on
   investments and
   foreign currency
   translation......  $109,290,728  $50,605,952   $5,581,775    $   115,646   $33,522,922  $ 9,954,655  $11,155,881  $    --
                      ------------  -----------   ----------    -----------   -----------  -----------  -----------  -----------
   Net realized and
    unrealized gain
    on investments
    and foreign
    currency........  $183,582,662  $61,606,420   $5,561,241    $    98,375   $33,082,713  $ 8,110,767  $40,698,801  $    --
                      ------------  -----------   ----------    -----------   -----------  -----------  -----------  -----------
    Increase in net
     assets from
     operations.....  $185,687,284  $66,338,519   $5,784,814    $   111,278   $55,532,317  $20,198,538  $41,365,576  $12,727,293
                      ============  ===========   ==========    ===========   ===========  ===========  ===========  ===========
                                     Total
                       Research      Return
 Net investment         Series       Series
 income:              ----------- -------------
 Income --
 Interest...........  $  202,658  $ 32,449,073
 Dividends..........     293,450    19,664,592
 Foreign taxes
  withheld..........      (3,347)     (153,024)
                      ----------- -------------
   Total investment
    income..........  $  492,761  $ 51,960,641
                      ----------- -------------
 Expenses --
 Investment
  advisory fees.....  $  211,971  $  6,671,672
 Trustees' fees.....         759           759
 Custodian fees.....      14,833       378,851
 Auditing fees......      22,333        44,933
 Legal fees.........       1,135         1,971
 Printing expenses..       4,369        95,602
 Registration fees..      14,125      --
 Miscellaneous......         910        25,963
                      ----------- -------------
   Total expenses...  $  270,435  $  7,219,751
 Waiver of expenses
  by investment
  adviser...........    (105,489)          --
 Fees paid
  indirectly........      (2,359)      (30,067)
                      ----------- -------------
   Net expenses.....  $  162,587  $  7,189,684
                      ----------- -------------
    Net investment
     income.........  $  330,174  $ 44,770,957
                      =========== =============
 Realized and
  unrealized gain
  (loss) on
  investments and
  foreign currency
  transactions:
 Realized gain
  (loss) (identified
  cost basis) --
 Investment
  transactions......  $1,801,666  $ 45,889,014
 Foreign currency
  transactions......      (2,128)      (11,057)
 Futures contracts..      --          --
                      ----------- -------------
   Net realized gain
    (loss) on
    investments and
    foreign currency
    transactions....  $1,799,538  $ 45,877,957
                      ----------- -------------
 Change in
  unrealized
  appreciation
  (depreciation)
  on --
  Investments.......  $6,876,776  $133,969,826
 Translation of
  assets and
  liabilities in
  foreign
  currencies........        (200)          443
                      ----------- -------------
  Net unrealized
   gain on
   investments and
   foreign currency
   translation......  $6,876,576  $133,970,269
                      ----------- -------------
   Net realized and
    unrealized gain
    on investments
    and foreign
    currency........  $8,676,114  $179,848,226
                      ----------- -------------
    Increase in net
     assets from
     operations.....  $9,006,288  $224,619,183
                      =========== =============

 + From May 1, 1995 (commencement of operations) to December 31, 1995.
++ From October 2, 1995 (commencement of operations) to December 31, 1995.

                       See notes to financial statements

MFS/SUN LIFE SERIES TRUST
STATEMENTS OF OPERATIONS -- Year Ended December 31, 1995 -- continued

                                                                                             Zero
                                                                                            Coupon
                                       World Asset     World        World        World      Series
                           Utilities   Allocation   Governments    Growth     Total Return   2000
                             Series      Series       Series       Series        Series    Portfolio
 Net investment income:    ----------  -----------  -----------  -----------  ------------ ---------
 Income --
 Interest................  $  499,766  $  458,343   $11,407,927  $   945,912   $  211,546  $185,019
 Dividends...............   1,007,323     127,985       --         1,188,471      106,716     --
 Foreign taxes withheld..     (29,045)    (12,982)      --          (124,749)      (8,155)    --
                           ----------  ----------   -----------  -----------   ----------  --------
   Total investment
    income...............  $1,478,044  $  573,346   $11,407,927  $ 2,009,634   $  310,107  $185,019
                           ----------  ----------   -----------  -----------   ----------  --------
 Expenses --
 Investment advisory
  fees...................  $  219,004  $   98,641   $ 1,136,612  $ 1,090,977   $   48,709  $  8,185
 Trustees' fees..........         759         759           759          759          759       759
 Custodian fees..........      14,984      20,268       151,205       98,182       10,644     1,486
 Auditing fees...........      32,533      17,532        39,083       68,583       11,883     5,133
 Legal fees..............         873       1,129         1,373        1,422        1,095     1,236
 Printing expenses.......       7,367       1,724        10,006       17,874        1,511       125
 Registration fees.......      --          --           --           --            --         --
 Miscellaneous...........       2,283       6,303       --            12,618        2,950     --
                           ----------  ----------   -----------  -----------   ----------  --------
   Total expenses........  $  277,803  $  146,356   $ 1,339,038  $ 1,290,415   $   77,551  $ 16,924
 Waiver of expenses by
  investment adviser.....    (148,727)    (57,610)      --           --           (27,327)    --
 Fees paid indirectly....        (719)     (4,285)       (8,415)      (9,349)      (1,250)     (554)
                           ----------  ----------   -----------  -----------   ----------  --------
   Net expenses..........  $  128,357  $   84,461   $ 1,330,623  $ 1,281,066   $   48,974  $ 16,370
                           ----------  ----------   -----------  -----------   ----------  --------
    Net investment
     income..............  $1,349,687  $  488,885   $10,077,304  $   728,568   $  261,133  $168,649
                           ==========  ==========   ===========  ===========   ==========  ========
 Realized and unrealized
  gain (loss) on
  investments and foreign
  currency transactions:
 Realized gain (loss)
  (identified cost
  basis) --
 Investment
  transactions...........  $1,965,994  $  832,974   $13,045,748  $11,356,429   $  224,934  $(20,451)
 Foreign currency
  transactions...........      (1,814)    (46,936)      541,280      426,967      (50,122)    --
 Written option
  transactions...........      --          14,467       588,377      --              (465)    --
 Futures contracts.......      --          --           (67,745)     --            --         --
                           ----------  ----------   -----------  -----------   ----------  --------
   Net realized gain
    (loss) on investments
    and foreign currency
    transactions.........  $1,964,180  $  800,505   $14,107,660  $11,783,396   $  174,347  $(20,451)
                           ----------  ----------   -----------  -----------   ----------  --------
 Change in unrealized
  appreciation
  (depreciation) on --
  Investments............  $5,216,779  $1,396,945   $ 5,007,773  $ 6,590,484   $  722,731  $461,824
 Translation of assets
  and liabilities in
  foreign currencies.....      (1,003)      3,929    (7,645,906)      23,273      (72,412)    --
 Written options.........      --          (2,518)       50,246      --             2,375     --
                           ----------  ----------   -----------  -----------   ----------  --------
   Net unrealized gain
    (loss) on investments
    and foreign currency
    translation..........  $5,215,776  $1,398,356   $(2,587,887) $ 6,613,757   $  652,694  $461,824
                           ----------  ----------   -----------  -----------   ----------  --------
    Net realized and
     unrealized gain on
     investments and
     foreign currency....  $7,179,956  $2,198,861   $11,519,773  $18,397,153   $  827,041  $441,373
                           ----------  ----------   -----------  -----------   ----------  --------
    Increase in net
     assets from
     operations..........  $8,529,643  $2,687,746   $21,597,077  $19,125,721   $1,088,174  $610,022
                           ==========  ==========   ===========  ===========   ==========  ========

                       See notes to financial statements

MFS/SUN LIFE SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS -- Year Ended December 31, 1995

                                                                 MFS/Foreign &
                                                                   Colonial
                                                                 International
                        Capital      Conservative    Emerging     Growth and    Government       High        Managed
                      Appreciation      Growth        Growth        Income      Securities      Yield        Sectors
                         Series         Series        Series+      Series++       Series        Series        Series
                      ------------  --------------  -----------  ------------- ------------  ------------  ------------
 Increase (decrease)
 in net assets from:
 Operations --
 Net investment
  income............  $  2,104,622  $    4,732,099  $   223,573   $    12,903  $ 22,449,604  $ 12,087,771  $    666,775
 Net realized gain
  (loss) on
  investments and
  foreign currency
  transactions......    74,291,934      11,000,468      (20,534)      (17,271)     (440,209)   (1,843,888)   29,542,920
 Net unrealized
  gain on
  investments and
  foreign currency
  translation.......   109,290,728      50,605,952    5,581,775       115,646    33,522,922     9,954,655    11,155,881
                      ------------  --------------  -----------   -----------  ------------  ------------  ------------
   Increase in net
    assets from
    operations......  $185,687,284  $   66,338,519  $ 5,784,814   $   111,278  $ 55,532,317  $ 20,198,538  $ 41,365,576
                      ------------  --------------  -----------   -----------  ------------  ------------  ------------
 Distributions
  declared to
  shareholders --
 From net
  investment
  income............  $ (1,257,607) $   (2,990,858) $   --        $   --       $(19,677,831) $ (8,657,037) $   (342,457)
 From net realized
  gain on
  investments and
  foreign currency
  transactions......   (13,684,251)     (1,805,444)     --            --            --            --         (4,215,692)
                      ------------  --------------  -----------   -----------  ------------  ------------  ------------
    Total
     distributions
     declared to
     shareholders...  $(14,941,858) $   (4,796,302) $   --        $   --       $(19,677,831) $ (8,657,037) $ (4,558,149)
                      ------------  --------------  -----------   -----------  ------------  ------------  ------------
 Trust share
  transactions --
 Net proceeds from
  sale of shares....  $329,318,353  $   97,358,437  $78,579,346   $ 7,079,388  $ 69,483,965  $ 97,407,906  $ 66,280,056
 Net asset value of
  shares issued to
  shareholders in
  reinvestment of
  distributions.....    14,941,858       4,796,302      --            --         19,677,831     8,657,037     4,558,149
 Cost of shares
  reacquired........  (194,411,727)    (11,991,144) (17,109,373)      (11,838) (103,318,428)  (66,000,142)  (32,281,926)
                      ------------  --------------  -----------   -----------  ------------  ------------  ------------
   Increase
    (decrease) in
    net assets from
    Trust share
    transactions....  $149,848,484  $   90,163,595  $61,469,973   $ 7,067,550  $(14,156,632) $ 40,064,801  $ 38,556,279
                      ------------  --------------  -----------   -----------  ------------  ------------  ------------
    Total increase
     in net assets..  $320,593,910  $  151,705,812  $67,254,787   $ 7,178,828  $ 21,697,854  $ 51,606,302  $ 75,363,706
 Net assets --
 Beginning of year..   476,507,782     150,317,800      --            --        347,150,106   102,193,853   118,987,073
                      ------------  --------------  -----------   -----------  ------------  ------------  ------------
 End of year........  $797,101,692  $  302,023,612  $67,254,787   $ 7,178,828  $368,847,960  $153,800,155  $194,350,779
                      ============  ==============  ===========   ===========  ============  ============  ============
 Accumulated
  undistributed net
  investment income
  included in net
  assets at end of
  year .............  $    850,657  $    4,723,052  $   223,573   $   --       $ 22,253,104  $ 12,049,652  $    637,060
                      ============  ==============  ===========   ===========  ============  ============  ============
                                        Total                     World Asset     World         World         World
                        Research        Return       Utilities    Allocation   Governments      Growth     Total Return
                         Series         Series        Series        Series        Series        Series        Series
                      ------------  --------------  -----------  ------------- ------------  ------------  ------------
 Increase (decrease)
 in net assets from:
 Operations --
 Net investment
  income............  $    330,174  $   44,770,957  $ 1,349,687   $   488,885  $ 10,077,304  $    728,568  $    261,133
 Net realized gain
  (loss) on
  investments and
  foreign currency
  transactions......     1,799,538      45,877,957    1,964,180       800,505    14,107,660    11,783,396       174,347
 Net unrealized
  gain (loss) on
  investments and
  foreign currency
  translation.......     6,876,576     133,970,269    5,215,776     1,398,356    (2,587,887)    6,613,757       652,694
                      ------------  --------------  -----------   -----------  ------------  ------------  ------------
   Increase in net
    assets from
    operations......  $  9,006,288  $  224,619,183  $ 8,529,643   $ 2,687,746  $ 21,597,077  $ 19,125,721  $  1,088,174
                      ------------  --------------  -----------   -----------  ------------  ------------  ------------
 Distributions
  declared to
  shareholders --
 From net
  investment
  income............  $     (5,213) $  (34,941,362) $  (673,961)  $    (6,089) $    (70,904) $ (1,411,794) $     (2,399)
 From net realized
  gain on
  investments and
  foreign currency
  transactions......       --             --            --            --         (7,889,471)   (1,739,413)      --
                      ------------  --------------  -----------   -----------  ------------  ------------  ------------
   Total
    distributions
    declared to
    shareholders....  $     (5,213) $  (34,941,362) $  (673,961)  $    (6,089) $ (7,960,375) $ (3,151,207) $     (2,399)
                      ------------  --------------  -----------   -----------  ------------  ------------  ------------
 Trust share
  transactions --
 Net proceeds from
  sale of shares....  $ 62,420,583  $  136,422,449  $21,368,373   $21,306,554  $ 36,410,013  $ 52,969,836  $ 12,285,163
 Net asset value of
  shares issued to
  shareholders in
  reinvestment of
  distributions.....         5,213      34,941,362      673,961         6,089     7,960,375     3,151,207         2,399
 Cost of shares
  reacquired........    (3,467,672)   (100,768,585)  (8,212,008)   (1,134,082)  (44,674,805)  (25,751,488)     (971,428)
                      ------------  --------------  -----------   -----------  ------------  ------------  ------------
   Increase
    (decrease) in
    net assets from
    Trust share
    transactions....  $ 58,958,124  $   70,595,226  $13,830,326   $20,178,561  $   (304,417) $ 30,369,555  $ 11,316,134
                      ------------  --------------  -----------   -----------  ------------  ------------  ------------
    Total increase
     in net assets..  $ 67,959,199  $  260,273,047  $21,686,008   $22,860,218  $ 13,332,285  $ 46,344,069  $ 12,401,909
 Net assets --
 Beginning of year..     3,868,914     839,614,350   21,448,352     3,003,175   139,154,907   100,044,164     1,384,029
                      ------------  --------------  -----------   -----------  ------------  ------------  ------------
 End of year........  $ 71,828,113  $1,099,887,397  $43,134,360   $25,863,393  $152,487,192  $146,388,233  $ 13,785,938
                      ============  ==============  ===========   ===========  ============  ============  ============
 Accumulated
  undistributed net
  investment income
  included in net
  assets at end of
  year .............  $    328,042  $   44,654,745  $ 1,347,427   $   443,797  $ 25,666,880  $  1,148,560  $    486,991
                      ============  ==============  ===========   ===========  ============  ============  ============
                          Money
                          Market
                          Series
                      --------------
 Increase (decrease)
 in net assets from:
 Operations --
 Net investment
  income............   $ 12,727,293
 Net realized gain
  (loss) on
  investments and
  foreign currency
  transactions......        --
 Net unrealized
  gain on
  investments and
  foreign currency
  translation.......        --
                      --------------
   Increase in net
    assets from
    operations......   $ 12,727,293
                      --------------
 Distributions
  declared to
  shareholders --
 From net
  investment
  income............   $(12,727,293)
 From net realized
  gain on
  investments and
  foreign currency
  transactions......        --
                      --------------
    Total
     distributions
     declared to
     shareholders...   $(12,727,293)
                      --------------
 Trust share
  transactions --
 Net proceeds from
  sale of shares....   $450,493,345
 Net asset value of
  shares issued to
  shareholders in
  reinvestment of
  distributions.....     12,727,293
 Cost of shares
  reacquired........   (432,641,522)
                      --------------
   Increase
    (decrease) in
    net assets from
    Trust share
    transactions....   $ 30,579,116
                      --------------
    Total increase
     in net assets..   $ 30,579,116
 Net assets --
 Beginning of year..    252,174,992
                      --------------
 End of year........   $282,754,108
                      ==============
 Accumulated
  undistributed net
  investment income
  included in net
  assets at end of
  year .............   $   --
                      ==============
                           Zero
                          Coupon
                          Series
                      2000 Portfolio
                      --------------
 Increase (decrease)
 in net assets from:
 Operations --
 Net investment
  income............   $    168,649
 Net realized gain
  (loss) on
  investments and
  foreign currency
  transactions......        (20,451)
 Net unrealized
  gain (loss) on
  investments and
  foreign currency
  translation.......        461,824
                      --------------
   Increase in net
    assets from
    operations......   $    610,022
                      --------------
 Distributions
  declared to
  shareholders --
 From net
  investment
  income............   $   (173,697)
 From net realized
  gain on
  investments and
  foreign currency
  transactions......        --
                      --------------
   Total
    distributions
    declared to
    shareholders....   $   (173,697)
                      --------------
 Trust share
  transactions --
 Net proceeds from
  sale of shares....   $  1,609,509
 Net asset value of
  shares issued to
  shareholders in
  reinvestment of
  distributions.....        173,697
 Cost of shares
  reacquired........       (883,928)
                      --------------
   Increase
    (decrease) in
    net assets from
    Trust share
    transactions....   $    899,278
                      --------------
    Total increase
     in net assets..   $  1,335,603
 Net assets --
 Beginning of year..      3,280,253
                      --------------
 End of year........   $  4,615,856
                      ==============
 Accumulated
  undistributed net
  investment income
  included in net
  assets at end of
  year .............   $    168,949
                      ==============

+From May 1, 1995 (commencement of operations) to December 31, 1995. ++From October 2, 1995 (commencement of operations) to December 31, 1995.

                       See notes to financial statements

MFS/SUN LIFE SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS -- Year Ended December 31, 1994

                              Capital     Conservative   Government       High        Managed        Money
                           Appreciation      Growth      Securities      Yield        Sectors        Market      Research
                              Series         Series        Series        Series        Series        Series      Series+
                           -------------  ------------  ------------  ------------  ------------  ------------  ----------
 Increase (decrease) in
 net assets from:
 Operations --
 Net investment income...  $   1,093,347  $  3,056,528  $ 20,354,189  $  8,844,806  $    592,681  $  8,152,903  $    5,137
 Net realized gain
  (loss) on investments
  and foreign currency
  transactions...........     13,292,898     1,340,199    (7,813,444)   (1,214,152)    3,043,237       --          (15,337)
 Net unrealized gain
  (loss) on investments
  and foreign currency
  translation............    (30,787,712)   (6,383,215)  (19,253,931)   (9,202,797)   (5,941,813)      --           15,166
                           -------------  ------------  ------------  ------------  ------------  ------------  ----------
   Increase (decrease) in
    net assets from
    operations...........  $ (16,401,467) $ (1,986,488) $ (6,713,186) $ (1,572,143) $ (2,305,895) $  8,152,903  $    4,966
                           -------------  ------------  ------------  ------------  ------------  ------------  ----------
 Distributions declared
  to shareholders --
 From net investment
  income.................  $  (2,034,467) $ (1,357,824) $(13,515,608) $ (6,608,417) $   (111,562) $ (8,152,903) $   --
 From net realized gain
  on investments and
  foreign currency.......    (40,403,394)     (599,668)   (5,181,096)      --        (12,937,855)      --           --
                           -------------  ------------  ------------  ------------  ------------  ------------  ----------
    Total distributions
     declared to
     shareholders........  $ (42,437,861) $ (1,957,492) $(18,696,704) $ (6,608,417) $(13,049,417) $ (8,152,903) $   --
                           -------------  ------------  ------------  ------------  ------------  ------------  ----------
 Trust share
  transactions --
 Net proceeds from sale
  of shares..............  $ 276,488,479  $ 63,428,181  $114,876,098  $103,229,855  $ 52,128,802  $450,186,088  $4,031,738
 Net asset value of
  shares issued to
  shareholders in
  reinvestment of
  distributions..........     42,437,861     1,957,492    18,696,704     6,608,417    13,049,417     8,152,903      --
 Cost of shares
  reacquired.............   (204,131,143)   (6,894,105)  (71,533,942)  (97,347,804)  (35,799,609) (348,628,248)   (167,790)
                           -------------  ------------  ------------  ------------  ------------  ------------  ----------
   Increase in net assets
    from Trust share
    transactions.........  $ 114,795,197  $ 58,491,568  $ 62,038,860  $ 12,490,468  $ 29,378,610  $109,710,743  $3,863,948
                           -------------  ------------  ------------  ------------  ------------  ------------  ----------
    Total increase in net
     assets..............  $  55,955,869  $ 54,547,588  $ 36,628,970  $  4,309,908  $ 14,023,298  $109,710,743  $3,868,914
 Net assets --
 Beginning of year.......    420,551,913    95,770,212   310,521,136    97,883,945   104,963,775   142,464,249      --
                           -------------  ------------  ------------  ------------  ------------  ------------  ----------
 End of year.............  $ 476,507,782  $150,317,800  $347,150,106  $102,193,853  $118,987,073  $252,174,992  $3,868,914
                           =============  ============  ============  ============  ============  ============  ==========
 Accumulated
  undistributed net
  investment income
  included in net assets
  at end of year.........  $     635,008  $  3,056,467  $ 19,677,210  $  7,468,541  $    342,446  $     --      $    5,137
                           =============  ============  ============  ============  ============  ============  ==========

                              Total                   World Asset     World         World         World      Zero Coupon
                              Return      Utilities   Allocation   Governments      Growth     Total Return     Series
                              Series       Series       Series+       Series        Series       Series+    2000 Portfolio
                           ------------  -----------  -----------  ------------  ------------  ------------ --------------
 Increase (decrease) in
 net assets from:
 Operations --
 Net investment income...  $ 34,995,478  $   674,882  $    6,575   $  8,732,434  $  1,422,757   $    3,409    $  173,698
 Net realized gain
  (loss) on investments
  and foreign currency
  transactions...........    (4,760,324)    (622,482)     (4,886)   (13,970,783)    1,309,472       (3,275)      (37,726)
 Net unrealized gain
  (loss) on investments
  and foreign currency
  translation............   (49,169,203)    (604,453)     16,001     (1,384,328)   (2,824,420)       4,106      (391,737)
                           ------------  -----------  ----------   ------------  ------------   ----------    ----------
   Increase (decrease) in
    net assets from
    operations...........  $(18,934,049) $  (552,053) $   17,690   $ (6,622,677) $    (92,191)  $    4,240    $ (255,765)
                           ------------  -----------  ----------   ------------  ------------   ----------    ----------
 Distributions declared
  to shareholders --
 From net investment
  income.................  $(21,606,168) $    (4,930) $    --      $(10,678,177) $    (15,288)  $    --       $ (212,310)
 From net realized gain
  on investments and
  foreign currency.......   (10,289,267)     --            --        (1,718,738)      --            --          (613,361)
                           ------------  -----------  ----------   ------------  ------------   ----------    ----------
   Total distributions
    declared to
    shareholders.........  $(31,895,435) $    (4,930) $    --      $(12,396,915) $    (15,288)  $    --       $ (825,671)
                           ------------  -----------  ----------   ------------  ------------   ----------    ----------
 Trust share
  transactions --
 Net proceeds from sale
  of shares..............  $225,559,030  $22,196,568  $3,002,895   $ 42,024,659  $105,362,812   $1,413,086    $  787,836
 Net asset value of
  shares issued to
  shareholders in
  reinvestment of
  distributions..........    31,895,435        4,930      --         12,396,915        15,288       --           825,671
 Cost of shares
  reacquired.............   (63,506,717)  (2,993,902)    (17,410)   (31,283,289)  (24,116,803)     (33,297)     (798,740)
                           ------------  -----------  ----------   ------------  ------------   ----------    ----------
   Increase (decrease) in
    net assets from Trust
    share transactions...  $193,947,748  $19,207,596  $2,985,485   $ 23,138,285  $ 81,261,297   $1,379,789    $  814,767
                           ------------  -----------  ----------   ------------  ------------   ----------    ----------
    Total increase
     (decrease) in net
     assets..............  $143,118,264  $18,650,613  $3,003,175   $  4,118,693  $ 81,153,818   $1,384,029    $ (266,669)
 Net assets --
 Beginning of year.......   696,496,086    2,797,739      --        135,036,214    18,890,346       --         3,546,922
                           ------------  -----------  ----------   ------------  ------------   ----------    ----------
 End of year.............  $839,614,350  $21,448,352  $3,003,175   $139,154,907  $100,044,164   $1,384,029    $3,280,253
                           ============  ===========  ==========   ============  ============   ==========    ==========
 Accumulated
  undistributed
  (distributions in
  excess of) net
  investment income
  included in net assets
  at end of year.........  $ 34,941,335  $   673,522  $    6,575   $   (656,903) $ 1,404,752    $    3,409    $  173,997
                           ============  ===========  ==========   ============  ============   ==========    ==========

+ From November 7, 1994 (commencement of operations) to December 31, 1994.

                       See notes to financial statements

MFS/SUN LIFE SERIES TRUST
FINANCIAL HIGHLIGHTS

                                    Capital Appreciation Series
                           -------------------------------------------------
                                      Year Ended December 31,
                           -------------------------------------------------
                             1995      1994      1993      1992       1991
                           --------  --------  --------  ---------  --------
 Per share data (for a
  share outstanding
  throughout each year):
 Net asset value --
   beginning of year.....  $24.4076  $28.1892  $24.8989  $ 23.0886  $16.6242
                           --------  --------  --------  ---------  --------
 Income from investment
  operations# --
 Net investment income...  $ 0.0933  $ 0.0523  $ 0.1036  $ $0.0909  $ 0.1809
 Net realized and
  unrealized gain (loss)
  on investments and
  foreign currency
  transactions...........    8.1619   (1.1104)   4.2197     2.9238    6.5415
                           --------  --------  --------  ---------  --------
   Total from investment
    operations...........  $ 8.2552  $(1.0581) $ 4.3233  $  3.0147  $ 6.7224
                           --------  --------  --------  ---------  --------
 Less distributions --
 From net investment
  income.................  $(0.0568) $(0.1306) $(0.1095) $ (0.1831) $(0.2580)
 From net realized gain
  on investments and
  foreign currency
  transactions...........   (0.6182)  (2.5929)  (0.9235)   (1.0213)     --
                           --------  --------  --------  ---------  --------
   Total distributions...  $(0.6750) $(2.7235) $(1.0330) $ (1.2044) $(0.2580)
                           --------  --------  --------  ---------  --------
 Net asset value -- end
  of year................  $31.9878  $24.4076  $28.1892  $ 24.8989  $23.0886
                           ========  ========  ========  =========  ========
 Total return++..........    34.46%   (3.60)%    18.00%     13.61%    40.95%
 Ratios (to average net
  assets)/Supplemental
  data:
 Expenses##..............     0.83%     0.83%     0.83%      0.87%     0.85%
 Net investment income...     0.32%     0.24%     0.48%      0.50%     1.20%
 Portfolio turnover......       89%       52%       70%        69%       92%
 Net assets, end of year
  (000 omitted)..........  $797,102  $476,508  $420,552   $262,645  $160,846
                                                                                           MFS/Foreign &
                                                                                             Colonial
                                                                                Emerging   International
                                                                                 Growth     Growth and
                                    Conservative Growth Series                   Series    Income Series
                           -------------------------------------------------  ------------ -------------
                                                                                 Period       Period
                                      Year Ended December 31,                    Ended         Ended
                           -------------------------------------------------  December 31, December 31,
                             1995      1994      1993      1992       1991       1995**       1995***
                           --------  --------  --------  ---------  --------  ------------ -------------
 Per share data (for a
  share outstanding
  throughout each year):
 Net asset value --
   beginning of year.....  $16.4563  $16.9289  $16.0717  $ 16.8547  $12.6137   $10.0000*     $10.0000*
                           --------  --------  --------  ---------  --------   ---------     ---------
 Income from investment
  operations# --
 Net investment
  income(S)..............  $ 0.4318  $ 0.2942  $ 0.2041  $  0.1810  $ 0.1515   $  0.0788     $  0.0295
 Net realized and
  unrealized gain (loss)
  on investments and
  foreign currency
  transactions...........    5.6172   (0.4790)   1.1280     0.6747    4.4025      2.6079        0.0987
                           --------  --------  --------  ---------  --------   ---------     ---------
   Total from investment
    operations...........  $ 6.0490  $(0.1848) $ 1.3321  $  0.8557  $ 4.5540   $  2.6867     $  0.1282
                           --------  --------  --------  ---------  --------   ---------     ---------
 Less distributions --
 From net investment
  income.................  $(0.3037) $(0.1996) $(0.1509) $ (0.1387) $(0.3130)  $   --        $   --
 From net realized gain
  on investments and
  foreign currency
  transactions...........   (0.1834)  (0.0882)  (0.3240)   (1.5000)    --          --            --
                           --------  --------  --------  ---------  --------   ---------     ---------
   Total distributions...  $(0.4871) $(0.2878) $(0.4749) $ (1.6387) $(0.3130)  $   --        $   --
                           --------  --------  --------  ---------  --------   ---------     ---------
 Net asset value -- end
  of year................  $22.0182  $16.4563  $16.9289  $ 16.0717  $16.8547   $ 12.6867     $ 10.1282
                           ========  ========  ========  =========  ========   =========     =========
 Total return++..........    37.41%   (1.10)%     8.43%      5.71%    36.74%    26.80%++       1.30%++
 Ratios (to average net
  assets)/Supplemental
  data(S):
 Expenses##..............     0.64%     0.64%     0.66%      0.80%     0.98%      0.24%+        1.50%+
 Net investment income...     2.25%     2.42%     2.05%      1.84%     1.07%      1.13%+        1.64%+
 Portfolio turnover......       60%      146%       19%        40%       51%         28%         --
 Net assets, end of year
  (000 omitted)..........  $302,024  $150,318  $ 95,770  $  44,455  $ 15,818   $  67,255     $   7,179

 * Net asset value per share on date of commencement of operations.
** From May 1, 1995 (commencement of operations) to December 31, 1995.
*** From October 2, 1995 (commencement of operations) to December 31, 1995.
 + Annualized.
++ Not annualized.
 ++The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
 # Per share data for the periods subsequent to December 31, 1992 is based on average shares outstanding.
## For 1995, expenses are calculated without reduction for fees paid indirect-
   ly.
 (SThe)investment adviser voluntarily waived its management fee for the Emerg-ing Growth Series for the period indicated. If the waiver had not been in place, the net investment income per share and ratios would have been:

                                                          Emerging Growth Series
                                                          ----------------------
                                                               Period Ended
                                                           December 31, 1995**
                                                          ----------------------
Net investment income...................................         $0.0265
Ratios (to average net assets):
 Expenses##.............................................          1.00%+
 Net investment income..................................          0.38%+

                       See notes to financial statements

MFS/SUN LIFE SERIES TRUST
FINANCIAL HIGHLIGHTS -- continued

                                       Government Securities Series
                               ------------------------------------------------
                                         Year Ended December 31,
                               ------------------------------------------------
 Per share data (for a share
 outstanding throughout each     1995      1994      1993      1992      1991
 year):                        --------  --------  --------  --------  --------
 Net asset value -- beginning
  of year....................  $12.1219  $13.0951  $13.0059  $13.0369  $12.0359
                               --------  --------  --------  --------  --------
 Income from investment
  operations# --
 Net investment income.......  $ 0.8311  $ 0.6366  $ 0.5742  $ 0.7170  $ 0.7835
 Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions...............    1.2183   (0.9238)   0.5220    0.0976    1.0115
                               --------  --------  --------  --------  --------
   Total from investment
    operations...............  $ 2.0494  $(0.2872) $ 1.0962  $ 0.8146  $ 1.7950
                               --------  --------  --------  --------  --------
 Less distributions --
 From net investment income..  $(0.7813) $(0.4959) $(0.6603) $(0.8027) $(0.7940)
 From net realized gain on
  investments and foreign
  currency transactions......     --      (0.1901)  (0.3467)  (0.0429)    --
                               --------  --------  --------  --------  --------
   Total distributions.......  $(0.7813) $(0.6860) $(1.0070) $(0.8456) $(0.7940)
                               --------  --------  --------  --------  --------
 Net asset value -- end of
  year.......................  $13.3900  $12.1219  $13.0951  $13.0059  $13.0369
                               ========  ========  ========  ========  ========
 Total return++..............    17.66%   (2.21)%     8.70%     6.81%    15.81%
 Ratios (to average net
  assets)/Supplemental data:
  Expenses##.................     0.63%     0.62%     0.63%     0.66%     0.64%
  Net investment income......     6.59%     6.01%     5.92%     6.56%     7.60%
 Portfolio turnover..........       80%       90%       96%      304%      203%
 Net assets, end of year (000
  omitted)...................  $368,848  $347,150  $310,521  $203,739  $144,172
                                            High Yield Series
                               ------------------------------------------------
                                         Year Ended December 31,
                               ------------------------------------------------
 Per share data (for a share
 outstanding throughout each     1995      1994      1993      1992      1991
 year):                        --------  --------  --------  --------  --------
 Net asset value -- beginning
  of year....................  $ 8.1860  $ 9.1120  $ 8.3279  $ 8.1299  $ 6.9758
                               --------  --------  --------  --------  --------
 Income from investment
  operations# --
 Net investment income.......  $ 0.7891  $ 0.8226  $ 0.5915  $ 0.7314  $ 0.8230
 Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions...............    0.5494   (1.0387)   0.8242    0.3823    1.9201
                               --------  --------  --------  --------  --------
   Total from investment
    operations...............  $ 1.3385  $(0.2161) $ 1.4157  $ 1.1137  $ 2.7431
                               --------  --------  --------  --------  --------
 Less distributions from net
  investment income..........  $(0.6023) $(0.7099) $(0.6316) $(0.9157) $(1.5890)
                               --------  --------  --------  --------  --------
 Net asset value -- end of
  year.......................  $ 8.9222  $ 8.1860  $ 9.1120  $ 8.3279  $ 8.1299
                               ========  ========  ========  ========  ========
 Total return++..............    16.93%   (2.16)%    17.68%    14.99%    47.47%
 Ratios (to average net
  assets)/Supplemental data:
 Expenses##..................     0.87%     0.86%     0.88%     0.97%     1.05%
 Net investment income.......     9.17%     8.94%     8.76%     9.07%    12.23%
 Portfolio turnover..........       66%       82%       53%       73%       45%
 Net assets, end of year (000
  omitted)...................  $153,800  $102,194   $97,884   $54,564   $31,254

++The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
# Per share data for the periods subsequent to December 31, 1992 is based on average shares outstanding.
## For 1995, expenses are calculated without reduction for fees paid indirect-ly.

                       See notes to financial statements

MFS/SUN LIFE SERIES TRUST
FINANCIAL HIGHLIGHTS -- continued

                                          Managed Sectors Series
                               ------------------------------------------------
                                         Year Ended December 31,
                               ------------------------------------------------
 Per share data (for a share
 outstanding throughout each     1995      1994      1993      1992      1991
 year):                        --------  --------  --------  --------  --------
 Net asset value -- beginning
  of year....................  $19.8823  $23.2419  $22.3342  $21.0115  $13.0731
                               --------  --------  --------  --------  --------
 Income from investment
  operations# --
 Net investment income
  (loss).....................  $ 0.0979  $ 0.0982  $ 0.0027  $(0.0565) $ 0.0337
 Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions...............    6.1880   (0.6610)   0.9050    1.4184    8.0287
                               --------  --------  --------  --------  --------
   Total from investment
    operations...............  $ 6.2859  $(0.5628) $ 0.9077  $ 1.3619  $ 8.0624
                               --------  --------  --------  --------  --------
 Less distributions --
 From net investment income..  $(0.0542) $(0.0239) $     --  $(0.0392) $(0.1240)
 From net realized gain on
  investments and foreign
  currency transactions......   (0.6672)  (2.7729)    --        --        --
                               --------  --------  --------  --------  --------
   Total distributions.......  $(0.7214) $(2.7968) $     --  $(0.0392) $(0.1240)
                               --------  --------  --------  --------  --------
 Net asset value -- end of
  year.......................  $25.4468  $19.8823  $23.2419  $22.3342  $21.0115
                               ========  ========  ========  ========  ========
 Total return++..............    32.29%   (1.94)%     4.08%     6.48%    62.15%
 Ratios (to average net
  assets)/Supplemental data:
 Expenses##..................     0.84%     0.87%     0.84%     0.93%     1.03%
 Net investment income
  (loss).....................     0.42%     0.53%     0.01%   (0.35)%     0.34%
 Portfolio turnover..........      113%      103%      116%       22%       45%
 Net assets, end of year (000
  omitted)...................  $194,351  $118,987  $104,964  $ 83,413  $ 41,752
                                           Money Market Series
                               ------------------------------------------------
                                         Year Ended December 31,
                               ------------------------------------------------
 Per share data (for a share
 outstanding throughout each     1995      1994      1993      1992      1991
 year):                        --------  --------  --------  --------  --------
 Net asset value -- beginning
  of year....................  $ 1.0000  $ 1.0000  $ 1.0000  $ 1.0000  $ 1.0000
                               --------  --------  --------  --------  --------
 Income from investment
  operations#................  $ 0.0520  $ 0.0363  $ 0.0256  $ 0.0325  $ 0.0565
                               --------  --------  --------  --------  --------
 Less distributions from net
  investment income..........  $(0.0520) $(0.0363) $(0.0256) $(0.0325) $(0.0565)
                               --------  --------  --------  --------  --------
 Net asset value -- end of
  year.......................  $ 1.0000  $ 1.0000  $ 1.0000  $ 1.0000  $ 1.0000
                               ========  ========  ========  ========  ========
 Total return++..............     5.44%     3.69%     2.59%     3.30%     5.79%
 Ratios (to average net
  assets)/Supplemental data:
 Expenses##..................     0.59%     0.58%     0.58%     0.60%     0.59%
 Net investment income.......     5.30%     3.74%     2.60%     3.29%     5.64%
 Net assets, end of year (000
  omitted)...................  $282,754  $252,175  $142,464  $134,799  $129,683

++The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
#Per share data for the periods subsequent to December 31, 1992 is based on average shares outstanding.
##For 1995, expenses are calculated without reduction for fees paid indirectly.

                       See notes to financial statements

MFS/SUN LIFE SERIES TRUST
FINANCIAL HIGHLIGHTS -- continued

                                Research Series                   Total Return Series
                           ------------------------- --------------------------------------------------
                            Year Ended  Period Ended            Year Ended December 31,
                           December 31, December 31, --------------------------------------------------
                               1995       1994***       1995       1994      1993      1992      1991
                           ------------ ------------ ----------  --------  --------  --------  --------
 Per share data (for a
  share outstanding
  throughout each year):
 Net asset value --
   beginning of year.....    $ 9.8761     $10.0000** $  15.0862  $16.0946  $14.7219  $14.2209  $12.1220
                             --------     --------   ----------  --------  --------  --------  --------
 Income from investment
  operations# --
 Net investment
  income(S)..............    $ 0.1401     $ 0.0131   $   0.7824  $ 0.5639  $ 0.4319  $ 0.5389  $ 0.5646
 Net realized and
  unrealized gain (loss)
  on investments and
  foreign currency
  transactions...........      3.5651      (0.1370)      3.1527   (0.9310)   1.5044    0.6247    1.9793
                             --------     --------   ----------  --------  --------  --------  --------
   Total from investment
    operations...........    $ 3.7052     $(0.1239)  $   3.9351  $(0.3671) $ 1.9363  $ 1.1636  $ 2.5439
                             --------     --------   ----------  --------  --------  --------  --------
 Less distributions --
 From net investment
  income.................    $(0.0036)    $     --   $  (0.6365) $(0.4344) $(0.4798) $(0.5673) $(0.4450)
 From net realized gain
  on investments and
  foreign currency
  transactions...........       --           --          --       (0.2069)  (0.0838)  (0.0953)    --
                             --------     --------   ----------  --------  --------  --------  --------
   Total distributions...    $(0.0036)    $     --   $  (0.6365) $(0.6413) $(0.5636) $(0.6626) $(0.4450)
                             --------     --------   ----------  --------  --------  --------  --------
 Net asset value -- end
  of year................    $13.5777     $ 9.8761   $  18.3848  $15.0862  $16.0946  $14.7219  $14.2209
                             ========     ========   ==========  ========  ========  ========  ========
 Total return++..........      37.50%      (1.20)%++     26.71%   (2.22)%    13.37%     8.57%    21.60%
 Ratios (to average net
  assets)/Supplemental
  data(S):
 Expenses##..............       0.58%        1.50%+       0.76%     0.76%     0.78%     0.85%     0.85%
 Net investment income...       1.16%        1.80%+       4.70%     4.34%     4.06%     4.96%     5.83%
 Portfolio turnover......         81%           3%         108%       66%      102%       71%       69%
 Net assets, end of year
  (000 omitted)..........    $ 71,828     $  3,869   $1,099,887  $839,614  $696,496  $397,385  $224,216

                                                                             World Asset
                                     Utilities Series                     Allocation Series
                           -------------------------------------- ---------------------------------
                              Year Ended                              Year
                             December 31,                            Ended
                           ------------------     Period Ended    December 31,     Period Ended
                             1995      1994    December 31, 1993*     1995     December 31, 1994***
                           --------  --------  ------------------ ------------ --------------------
 Per share data (for a
 share outstanding
 throughout each year):
 Net asset value --
   beginning of year.....  $ 9.5209  $10.0164       $10.0000**      $10.0579         $10.0000**
                           --------  --------       --------        --------         --------
 Income from investment
  operations# --
 Net investment
  income(S)..............  $ 0.4918  $ 0.2899       $ 0.0128        $ 0.4205         $ 0.0220
 Net realized and
  unrealized gain (loss)
  on investments and
  foreign currency
  transactions...........    2.5197   (0.7817)        0.0036          1.7540           0.0359
                           --------  --------       --------        --------         --------
   Total from investment
    operations...........  $ 3.0115  $(0.4918)      $ 0.0164        $ 2.1745         $ 0.0579
                           --------  --------       --------        --------         --------
 Less distributions from
  net investment income..  $(0.2726) $(0.0037)      $  --           $(0.0074)        $   --
                           --------  --------       --------        --------         --------
 Net asset value -- end
  of year................  $12.2598  $ 9.5209       $10.0164        $12.2250         $10.0579
                           ========  ========       ========        ========         ========
 Total return++..........    32.36%   (4.96)%          1.59%+         21.56%            0.60%++
 Ratios (to average net
  assets)/Supplemental
  data(S):
 Expenses##..............     0.44%     0.39%          1.50%+          0.67%            1.50%+
 Net investment income...     4.62%     4.59%          2.58%+          3.70%            3.13%+
 Portfolio turnover......      119%      103%           -- %            146%               2%
 Net assets, end of year
  (000 omitted)..........  $ 43,134  $ 21,448       $  2,798        $ 25,863         $  3,003

* From November 16, 1993 (commencement of operations) to December 31, 1993.
** Net asset value on date of commencement of operations.
*** From November 7, 1994 (commencement of operations) to December 31, 1994.
+ Annualized.
++ Not annualized.
 ++The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
# Per share data for the periods subsequent to December 31, 1992 is based on average shares outstanding.
## For 1995, expenses are calculated without reduction for fees paid indirectly.
 (SThe)investment adviser voluntarily waived all or a portion of its management fee for the Research Series, Utilities Series and World Asset Allocation Series for the periods indicated. If the waiver had not been in place, the net investment income per share and ratios would have been:

                                                                 World Asset
                            Research Series Utilities Series  Allocation Series
                            --------------- ----------------- -----------------
                                               Year Ended
                              Year Ended      December 31,       Year Ended
                             December 31,   -----------------   December 31,
                                 1995         1995     1994         1995
                            --------------- -------- -------- -----------------
 Net investment income....      $0.0954      $0.4375 $ 0.2412      $0.3716
 Ratios (to average net
  assets):
  Expenses##..............        0.95%        0.95%    1.14%        1.11%
  Net investment income...        0.79%        4.12%    3.84%        3.27%

                       See notes to financial statements

MFS/SUN LIFE SERIES TRUST
FINANCIAL HIGHLIGHTS -- continued

                                         World Governments Series
                               ------------------------------------------------
                                         Year Ended December 31,
                               ------------------------------------------------
 Per share data (for a share
 outstanding throughout each     1995      1994      1993      1992      1991
 year):                        --------  --------  --------  --------  --------
 Net asset value -- beginning
  of year....................  $11.3769  $13.0212  $11.7966  $12.7397  $11.5967
                               --------  --------  --------  --------  --------
 Income from investment
  operations# --
 Net investment income.......  $ 0.8031  $ 0.6095  $ 0.5352  $ 0.6429  $ 0.7024
 Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions...............    0.9511   (1.2295)   1.5819   (0.6141)   0.9616
                               --------  --------  --------  --------  --------
   Total from investment
    operations...............  $ 1.7542  $(0.6200) $ 2.1171  $ 0.0288  $ 1.6640
                               --------  --------  --------  --------  --------
 Less distributions --
 From net investment income..  $(0.0058) $(0.8823) $(0.8925) $(0.6581) $(0.5210)
 From net realized gain on
  investments and foreign
  currency transactions......   (0.6387)  (0.1420)    --      (0.3138)    --
                               --------  --------  --------  --------  --------
   Total distributions.......  $(0.6445) $(1.0243) $(0.8925) $(0.9719) $(0.5210)
                               --------  --------  --------  --------  --------
 Net asset value -- end of
  year.......................  $12.4866  $11.3769  $13.0212  $11.7966  $12.7397
                               ========  ========  ========  ========  ========
 Total return++..............    15.69%   (4.46)%    18.84%     0.54%    14.83%
 Ratios (to average net
  assets)/Supplemental data:
 Expenses##..................     0.89%     0.90%     0.95%     1.03%     1.12%
 Net investment income.......     6.67%     6.06%     6.01%     7.02%     7.50%
 Portfolio turnover..........      329%      269%      173%      147%      192%
 Net assets, end of year (000
  omitted)...................  $152,487  $139,155  $135,085  $ 73,540  $ 36,566

                                                                           World Total
                                  World Growth Series                     Return Series
                          -------------------------------------- --------------------------------
                             Year Ended
                            December 31,
                          ------------------                      Year Ended
 Per share data (for a                           Period Ended    December 31,    Period Ended
 share outstanding          1995      1994    December 31, 1993*     1995     December 31, 1994**
 throughout each year):   --------  --------  ------------------ ------------ -------------------
 Net asset value --
   beginning of year..... $10.9425  $10.6366       $10.0000***     $10.0405        $10.0000***
                          --------  --------       --------        --------        --------
 Income from investment
  operations# --
 Net investment
  income(S).............. $ 0.0689  $ 0.1506       $ 0.0088        $ 0.4437        $ 0.0247
 Net realized and
  unrealized gain on
  investments and
  foreign currency
  transactions...........   1.6388    0.1590         0.6278          1.3564          0.0158
                          --------  --------       --------        --------        --------
   Total from investment
    operations........... $ 1.7077  $ 0.3096       $ 0.6366        $ 1.8001        $ 0.0405
                          --------  --------       --------        --------        --------
 Less distributions --
 From net investment
  income................. $(0.1361) $(0.0037)      $     --        $(0.0060)       $     --
 From net realized gain
  on investments and
  foreign currency
  transactions...........  (0.1677)    --             --              --              --
                          --------  --------       --------        --------        --------
   Total distributions... $(0.3038) $(0.0037)      $     --        $(0.0060)       $     --
                          --------  --------       --------        --------        --------
 Net asset value -- end
  of year................ $12.3464  $10.9425       $10.6366        $11.8346        $10.0405
                          ========  ========       ========        ========        ========
 Total return++..........   16.06%     2.86%         50.78%+         17.89%           0.40%++
 Ratios (to average net
  assets)/Supplemental
  data(S):
 Expenses##..............    1.07%     0.47%          1.02%+          0.77%           1.50%+
 Net investment income...    0.60%     2.20%          1.23%+          4.01%           3.31%+
 Portfolio turnover......     162%      231%             2%            146%              1%
 Net assets, end of year
  (000 omitted).......... $146,388  $100,045       $ 18,879        $ 13,786        $  1,384

* From November 16, 1993 (commencement of operations) to December 31, 1993.
** From November 7, 1994 (commencement of operations) to December 31, 1994.
*** Net asset value on date of commencement of operations.
+ Annualized.
++ Not annualized.
 ++The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
# Per share data for the periods subsequent to December 31, 1992 is based on average shares outstanding.
## For 1995, expenses are calculated without reduction for fees paid indirectly.
 (SThe)investment adviser voluntarily waived all or a portion of its management fee for the World Growth Series and the World Total Return Series for the periods indicated. If the waiver had not been in place, the net investment income per share and ratios would have been:

                                                                    World Total
                                    World Growth Series            Return Series
                            ------------------------------------ -----------------
                               Year Ended        Period Ended       Year Ended
                            December 31, 1994 December 31, 1993* December 31, 1995
                            ----------------- ------------------ -----------------
   Net investment income...      $0.0989            $0.005            $0.3972
   Ratios (to average net
    assets):
    Expenses##.............        1.20%             1.50%+             1.19%
    Net investment income..        1.47%             0.75%+             3.59%

                       See notes to financial statements

MFS/SUN LIFE SERIES TRUST
FINANCIAL HIGHLIGHTS -- continued

                                           Zero Coupon Series
                                             2000 Portfolio
                              -------------------------------------------------
                                        Year Ended December 31,
 Per share data (for a share  -------------------------------------------------
 outstanding throughout each    1995      1994      1993      1992       1991
 year):                       --------  --------  --------  --------   --------
 Net asset value --
   beginning of year........  $ 7.9573  $11.1167  $11.0966  $11.3060   $10.2772
                              --------  --------  --------  --------   --------
 Income from investment
  operations# --
 Net investment income......  $ 0.4340  $ 0.3807  $ 0.6921  $ 0.8970   $ 0.8217
 Net realized and
  unrealized gain (loss) on
  investments and foreign
  currency transactions.....    1.1038   (1.1094)   0.8997   (0.0904)*   1.1301
                              --------  --------  --------  --------   --------
   Total from investment
    operations..............  $ 1.5378  $(0.7287) $ 1.5918  $ 0.8066   $ 1.9518
                              --------  --------  --------  --------   --------
 Less distributions --
 From net investment
  income....................  $(0.4332) $(0.6250) $(0.8915) $(0.8539)  $(0.7990)
 From net realized gain on
  investments...............    --       (1.8057)  (0.6802)  (0.1621)   (0.1240)
                              --------  --------  --------  --------   --------
   Total distributions......  $(0.4332) $(2.4307) $(1.5717) $(1.0160)  $(0.9230)
                              --------  --------  --------  --------   --------
 Net asset value -- end of
  year......................  $ 9.0619  $ 7.9573  $11.1167  $11.0966   $11.3060
                              ========  ========  ========  ========   ========
 Total return++.............    19.88%   (6.99)%    15.03%     8.18%     20.54%
 Ratios (to average net
  assets)/Supplemental data:
 Expenses##.................     0.50%     0.50%     0.50%     0.50%      0.50%
 Net investment income......     5.16%     4.93%     5.48%     7.08%      7.63%
 Portfolio turnover.........       27%       12%       65%       16%         8%
 Net assets, end of year
  (000 omitted).............  $  4,616  $  3,280  $  3,547  $  3,713   $  4,525

 * The per share amount is not in accord with the net realized and unrealized loss for the period because of the timing of sales of Trust shares and the amount of per share realized and unrealized gains and losses at such time.
 ++The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
# Per share data for the periods subsequent to December 31, 1992 is based on average shares outstanding.
## For 1995, expenses are calculated without reduction for fees paid indirectly.

                       See notes to financial statements

MFS/SUN LIFE SERIES TRUST
NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION
The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, manage-ment investment company consisting of sixteen separate Series (the Series) of shares: Capital Appreciation Series, Conservative Growth Series, Emerging Growth Series, MFS/Foreign & Colonial International Growth and Income Series, Government Securities Series, High Yield Series, Managed Sectors Series, Money Market Series, Research Series, Total Return Series, Utilities Series, World Asset Allocation Series, World Governments Series, World Growth Series, World Total Return Series and Zero Coupon Series 2000 Portfolio. The High Yield Series, Managed Sectors Series, Utilities Series, World Asset Allocation Series, World Governments Series, World Growth Series and World Total Return Series are non-diversified as that term is defined in the Investment Company Act of 1940, as amended. The shares of each Series are sold only to variable accounts established by Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York to fund benefits under variable contracts issued by such companies.

2. SIGNIFICANT ACCOUNTING POLICIES
Investment Securities Valuations -- Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale pric-es. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration given to fac-tors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates value. Non-U.S. dollar denomi-nated short-term obligations are valued at amortized cost as calculated in the base currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts, options and options on futures contracts listed on commodities exchanges are valued at closing settlement prices. Over-the-counter options are valued by brokers through the use of a pricing model which takes into account closing bond valuations, implied volatility and short-term repurchase rates. Securities for which there are no such valuations or quota-tions are valued at fair value as determined in good faith by or at the direc-tion of the Trustees.

Repurchase Agreements -- Certain Series of the Trust may enter into repurchase agreements with institutions that the Trust's investment adviser has deter-mined as creditworthy. Each repurchase agreement is recorded at cost. Such Series require that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Trust to obtain those securities in the event of a default under the repurchase agree-ment. The investment adviser monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than the amount owed to the Series under each such repurchase agreement.

Foreign Currency Translation -- Investment valuations, other assets, and lia-bilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for finan-cial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options -- Certain Series of the Trust may write covered call or put options for which premiums are received and are recorded as liabilities, and are subsequently adjusted to the current value of the options written. Premi-ums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased. The writer of an option may have no control over whether the underlying security or currency may be sold
(call) or purchased (put) and, as a result, bears the market risk of an unfa-vorable change in the price of the security or exchange rate underlying the written option. In general, written call options may serve as a partial hedge against decreases in value of the underlying security or exchange rate to the extent of the premium received. Written options may also be used as a part of an income-producing strategy reflecting the view of the Series' management on the direction of interest and exchange rates.

Futures Contracts -- Certain Series of the Trust may enter into futures con-tracts for the delayed delivery of securities, currency or contracts based on financial indices at a fixed price on a future date. In entering such con-tracts, the Series are required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent pay-ments are made or received by the Series each day, depending on the daily fluc-tuations in the value of the underlying security, and are recorded for finan-cial statement purposes as unrealized gains or losses by the Series. The Series' investment in futures contracts is designed to hedge against antici-pated future changes in interest or exchange rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the Series' relative position in one or more currencies without buying and selling portfolio assets. Investments in equity index contracts, or con-tracts on related options, for purposes other than hedging may be made when the Series has cash on hand and wishes to participate in anticipated market appre-ciation while the cash is being invested. Should interest or exchange rates or securities prices move unexpectedly, the Series may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts -- Certain Series of the Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of the contracts and from unanticipated move-ments in the value of a foreign currency relative to the U.S. dollar. The Series will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Series may enter into contracts with the intent of changing the relative exposure of the Series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily forward exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Investment Transactions and Income -- Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for both financial state-ment and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Although the High Yield Series has a diversified portfolio at December 31, 1995, it can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities, and tend to be more sensitive to economic conditions.

As appropriate based on its investments, certain Series of the Trust use the effective interest method for reporting interest income on payment-in-kind
(PIK) bonds, whereby interest income on PIK bonds is recorded ratably by the Series at a constant yield to maturity. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities are reported as an addition to the cost basis of the security. Costs incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are con-sidered workout expenses and are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions are reported as operating expenses.

Fees Paid Indirectly -- The Series' custodian bank calculates its fee based on the Series' average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Series. This amount is shown as a reduction on the Statement of Operations.

Tax Matters and Distributions -- Each Series or portfolio of the Trust intends to comply with the provisions of the Internal Revenue Code (the Code) applica-ble to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain from investments. Accordingly, no provision for federal income or excise tax is necessary. For-eign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date.

The Trust distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distri-butions in excess of net investment income or accumulated net realized gains. For the year ended December 31, 1995, the following amounts were reclassified due to permanent differences between book and tax accounting for currency transactions and paydown securities. These changes had no effect on the net assets or net asset value per share.

                                                    MFS/Foreign
                                                    & Colonial
                           Capital    Conservative International Government     High      Managed               Total
                         Appreciation    Growth     Growth and   Securities     Yield     Sectors   Research   Return
                            Series       Series    Income Series   Series      Series      Series    Series    Series
                         ------------ ------------ ------------- ----------  -----------  --------  --------  ---------
Increase (decrease):
Paid-in capital.........  $      --     $ 65,669     $ (4,368)   $      --   $    19,429  $     --  $    --   $      --
Accumulated
 undistributed net
 realized gain (loss) on
 investments and foreign
 currency transactions..    631,366        8,987       17,271      195,879    (1,169,806)   29,704    2,056     116,185
Accumulated
 undistributed net
 investment income......   (631,366)     (74,656)     (12,903)    (195,879)    1,150,377   (29,704)  (2,056)   (116,185)

                                   World Asset    World        World       World
                         Utilities Allocation  Governments    Growth    Total Return
                          Series     Series       Series      Series       Series
                         --------- ----------- ------------  ---------  ------------
Increase (decrease):
Paid-in capital.........  $    --   $     --   $     66,777  $      --   $      --
Accumulated
 undistributed net
 realized gain (loss) on
 investments and foreign
 currency transactions..    1,821     45,574    (16,313,256)  (427,034)   (224,848)
Accumulated
 undistributed net
 investment income......   (1,821)   (45,574)    16,246,479    427,034     224,848

At December 31, 1995, the following Series had capital loss carryforwards for federal income tax purposes which may be applied against any net taxable real-ized gains of each succeeding year until the earlier of their utilization or expiration.

                                                        Portion Expiring December 31,
                         -------------------------------------------------------------------------------------------
                         Total Carryover   1996      1997       1998       1999      2000   2001   2002      2003
--------------------------------------------------------------------------------------------------------------------
Emerging Growth Series..   $    3,649    $     -- $       -- $       -- $       -- $     -- $ -- $      -- $   3,649
                           ==========    ======== ========== ========== ========== ======== ==== ========= =========
Government Securities
 Series.................    7,215,791       --        --         --         --        --     --  7,137,094    78,697
                           ==========    ======== ========== ========== ========== ======== ==== ========= =========
High Yield Series.......   10,212,669     571,204  1,511,949  2,535,112  1,654,123  786,156  --    960,740 2,193,385
                           ==========    ======== ========== ========== ========== ======== ==== ========= =========
World Governments
 Series.................      770,973       --        --         --         --        --     --     --       770,973
                           ==========    ======== ========== ========== ========== ======== ==== ========= =========
World Total Return
 Series.................       54,299       --        --         --         --        --     --     --        54,299
                           ==========    ======== ========== ========== ========== ======== ==== ========= =========
Zero Coupon Series 2000
 Portfolio..............       42,343       --        --         --         --       42,343  --     --        --
                           ==========    ======== ========== ========== ========== ======== ==== ========= =========

3. TRANSACTIONS WITH AFFILIATES
The Trust has investment advisory agreements with Massachusetts Financial Serv-ices Company (MFS), a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.), to provide overall investment advisory and administrative serv-ices, and general office facilities. Investment advisory fees are computed daily and paid monthly at an annual rate based on a percentage of each Series' average daily net assets. The agreements also provide that each Series will be reimbursed by MFS for expenses, including advisory fees, in excess of the expense limitation indicated below, calculated based on the average daily net assets of each Series for the fiscal year. Investment advisory fees and expense limitations are as follows:

                                                       Investment     Expense
                                                      Advisory Fees Limitations
    ---------------------------------------------------------------------------
     Capital Appreciation Series.....................    0.75%         1.25%
     Conservative Growth Series......................    0.55%         1.25%
     Emerging Growth Series..........................    0.75%*        1.50%
     MFS/Foreign & Colonial International Growth and
      Income Series..................................    0.975%*       1.50%
     Government Securities Series....................    0.55%         1.25%
     High Yield Series...............................    0.75%         1.25%
     Managed Sectors Series..........................    0.75%*        1.25%
     Money Market Series.............................    0.50%         0.60%
     Research Series.................................    0.75%*        1.50%
     Total Return Series.............................    0.75%*        1.25%
     Utilities Series................................    0.75%*        1.00%
     World Asset Allocation Series...................    0.75%*        1.50%
     World Governments Series........................    0.75%*        1.00%
     World Growth Series.............................    0.90%         1.50%
     World Total Return Series.......................    0.75%*        1.50%
     Zero Coupon Series 2000 Portfolio...............    0.25%         0.50%

*The advisory fee for Emerging Growth Series, Managed Sectors Series, Research Series, Total Return Series, Utilities Series, World Asset Allocation Series, World Governments Series and World Total Return Series is 0.75% of the first $300 million of average daily net assets of each of the Series and 0.675% of the average daily net assets of each Series in excess of $300 million. The advisory fee for the Total Return Series is reduced to 0.60% of the average daily net assets in excess of $1 billion. The advisory fee for the MFS/Foreign & Colonial International Growth and Income Series is reduced to 0.925% of the average daily net assets in excess of $500 million.

MFS has agreed to waive its advisory fee for an indefinite period for the Emerging Growth and MFS/Foreign & Colonial International Growth and Income Series. The amounts waived under this agreement for the year ended December 31, 1995, were $149,156, and $7,653, respectively. MFS waived a portion of its advisory fee for the Research, Utilities, World Asset Allocation and World Total Return Series. The amounts waived under this agreement for the year ended December 31, 1995 were $105,489, $148,727, $57,610 and $27,327, respectively.

The Trust pays no compensation directly to its Trustees or officers who are affiliated with MFS or Sun Life Assurance Company of Canada (U.S.), all of whom receive remuneration for their services to the Trust from MFS or Sun Life Assurance Company of Canada. Certain of the officers and Trustees of the Trust are officers or directors of MFS or Sun Life Assurance Company of Canada.

4. PORTFOLIO SECURITIES
For the year ended December 31, 1995, purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                        MFS/Foreign
                                                        & Colonial
                   Capital    Conservative  Emerging   International  Government      High       Managed        Money
                 Appreciation    Growth      Growth     Growth and    Securities     Yield       Sectors        Market
                    Series       Series      Series    Income Series    Series       Series       Series       Series+
--------------------------------------------------------------------------------------------------------------------------
Purchases
---------
U.S. government
 securities..... $ 12,434,050 $  1,154,137 $        --  $1,093,584   $317,976,034 $         -- $         -- $1,388,535,985
                 ============ ============ ===========  ==========   ============ ============ ============ ==============
Investments
 (non-U.S.
 government
 securities).... $679,973,342 $201,512,721 $60,965,733  $4,022,781   $         -- $118,213,055 $207,700,867 $  730,623,047
                 ============ ============ ===========  ==========   ============ ============ ============ ==============
Sales
-----
U.S. government
 securities..... $  3,544,873 $    669,356 $        --  $       --   $245,825,599 $         -- $         -- $1,297,494,178
                 ============ ============ ===========  ==========   ============ ============ ============ ==============
Investments
 (non-U.S.
 government
 securities).... $554,409,491 $117,357,423 $ 7,646,998  $       --   $         -- $ 78,741,574 $170,642,024 $  803,528,702
                 ============ ============ ===========  ==========   ============ ============ ============ ==============
                                Total
                  Research      Return
                   Series       Series
--------------------------------------------------------------------------------------------------------------------------
Purchases
---------
U.S. government
 securities..... $        -- $465,107,531
                 =========== ============
Investments
 (non-U.S.
 government
 securities).... $77,599,630 $575,083,645
                 =========== ============
Sales
-----
U.S. government
 securities..... $        -- $425,096,896
                 =========== ============
Investments
 (non-U.S.
 government
 securities).... $21,851,104 $480,911,336
                 =========== ============

                                                                                            Zero
                                                                                           Coupon
                                      World Asset    World        World        World       Series
                           Utilities  Allocation  Governments     Growth    Total Return    2000
                            Series      Series       Series       Series       Series    Portfolio
---------------------------------------------------------------------------------------------------
Purchases
---------
U.S. government
 securities.............  $ 6,261,596 $ 3,529,728 $192,020,735 $         -- $ 4,978,187  $1,564,569
                          =========== =========== ============ ============ ===========  ==========
Investments (non-U.S.
 government securities).  $40,376,443 $31,371,264 $206,944,595 $220,885,024 $10,847,322  $       --
                          =========== =========== ============ ============ ===========  ==========
Sales
-----
U.S. government
 securities.............  $ 3,047,751 $ 2,439,938 $211,737,873 $         -- $ 3,717,915  $  875,867
                          =========== =========== ============ ============ ===========  ==========
Investments (non-U.S.
 government securities).  $30,332,449 $13,739,970 $214,864,588 $182,639,396 $ 3,481,778  $       --
                          =========== =========== ============ ============ ===========  ==========

+Purchases and sales of investments for the Money Market Series consist solely of short-term obligations.

At December 31, 1995, the cost and unrealized appreciation or depreciation in value of the investment securities owned by each Series of the Trust, as com-puted on the federal income tax basis, are as follows:

                                                             MFS/Foreign
                                                             & Colonial
                     Capital     Conservative   Emerging    International  Government       High        Managed        Money
                   Appreciation     Growth       Growth      Growth and    Securities      Yield        Sectors        Market
                      Series        Series       Series     Income Series    Series        Series        Series        Series
--------------------------------------------------------------------------------------------------------------------------------
 Aggregate cost..  $656,984,156  $250,092,258  $63,704,104   $6,644,365   $345,615,709  $147,235,986  $178,414,085  $284,299,446
                   ============  ============  ===========   ==========   ============  ============  ============  ============
 Gross unrealized
  appreciation...  $160,821,369  $ 52,302,630  $ 8,026,680   $  173,638   $ 19,074,870  $  5,154,637  $ 25,465,291  $    --
 Gross unrealized
  depreciation...   (20,113,915)   (1,267,350)  (2,461,790)     (51,447)      (895,774)   (3,549,363)  (10,886,390)      --
                   ------------  ------------  -----------   ----------   ------------  ------------  ------------  ------------
 Net unrealized
  appreciation...  $140,707,454  $ 51,035,280  $ 5,564,890   $  122,191   $ 18,179,096  $  1,605,274  $ 14,578,901  $    --
                   ============  ============  ===========   ==========   ============  ============  ============  ============
                                   Total
                    Research       Return
                     Series        Series
--------------------------------------------------------------------------------------------------------------------------------
 Aggregate cost..  $64,302,349  $954,583,800
                   ============ =============
 Gross unrealized
  appreciation...  $ 7,977,022  $147,783,668
 Gross unrealized
  depreciation...   (1,142,065)   (5,860,073)
                   ------------ -------------
 Net unrealized
  appreciation...  $ 6,834,957  $141,923,595
                   ============ =============

                                                                                                  Zero
                                                                                                 Coupon
                                        World Asset     World         World         World        Series
                            Utilities   Allocation   Governments      Growth     Total Return     2000
                             Series       Series        Series        Series        Series     Portfolio
---------------------------------------------------------------------------------------------------------
 Aggregate cost..........  $39,160,991  $24,264,098  $157,566,137  $142,576,949  $13,077,755   $4,341,742
                           ===========  ===========  ============  ============  ===========   ==========
 Gross unrealized
  appreciation...........  $ 4,841,540  $ 1,739,307  $  3,115,411  $ 13,570,559  $   833,337   $  245,757
 Gross unrealized
  depreciation...........     (306,634)    (348,903)     (527,794)   (9,452,750)    (108,558)      --
                           -----------  -----------  ------------  ------------  -----------   ----------
 Net unrealized
  appreciation...........  $ 4,534,906  $ 1,390,404  $  2,587,617  $  4,117,809  $   724,779   $  245,757
                           ===========  ===========  ============  ============  ===========   ==========

5. SHARES OF BENEFICIAL INTEREST
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transac-tions in Trust shares for the year ended December 31, 1995 are presented below.

                                                         MFS/Foreign
                                                         & Colonial
                    Capital    Conservative  Emerging   International Government     High      Managed       Money
                  Appreciation    Growth      Growth     Growth and   Securities    Yield      Sectors       Market     Research
                     Series       Series      Series    Income Series   Series      Series      Series       Series      Series
----------------------------------------------------------------------------------------------------------------------------------
Shares sold......  11,620,628   4,959,971    6,726,769     710,005     5,453,675  11,405,259   2,814,579   450,493,345  5,208,741
Shares issued to
 shareholders in
 reinvestment of
 distributions...     575,351     267,502       --           --        1,637,090   1,058,317     211,025    12,727,293        485
Shares
 reacquired......  (6,799,964)   (644,875)  (1,425,554)     (1,208)   (8,182,612) (7,709,622) (1,372,643) (432,641,522)  (310,821)
                   ----------   ---------   ----------     -------    ----------  ----------  ----------  ------------  ---------
 Net increase
  (decrease).....   5,396,015   4,582,598    5,301,215     708,797    (1,091,847)  4,753,954   1,652,961    30,579,116  4,898,405
                   ==========   =========   ==========     =======    ==========  ==========  ==========  ============  =========
                    Total
                    Return
                    Series
----------------------------------------------------------------------------------------------------------------------------------
Shares sold......  8,109,408
Shares issued to
 shareholders in
 reinvestment of
 distributions...  2,212,879
Shares
 reacquired...... (6,150,918)
                  -----------
 Net increase
  (decrease).....  4,171,369
                  ===========

                                                                                        Zero
                                                                                       Coupon
                                    World Asset    World       World        World      Series
                         Utilities  Allocation  Governments    Growth    Total Return   2000
                          Series      Series      Series       Series       Series    Portfolio
-----------------------------------------------------------------------------------------------
Shares sold............. 1,993,567   1,917,796   3,031,637    4,670,829   1,117,597    180,804
Shares issued to
 shareholders in
 reinvestment of
 distributions..........    68,772         573     667,817      291,239         222     21,339
Shares reacquired.......  (796,757)   (101,344) (3,718,715)  (2,248,059)    (90,774)  (105,004)
                         ---------   ---------  ----------   ----------   ---------   --------
 Net increase
  (decrease)............ 1,265,582   1,817,025     (19,261)   2,714,009   1,027,045     97,139
                         =========   =========  ==========   ==========   =========   ========

Transactions in Trust shares during the year ended December 31, 1994 are pre-sented below.

                          Capital    Conservative Government     High       Managed       Money                  Total
                        Appreciation    Growth    Securities     Yield      Sectors       Market     Research    Return
                           Series       Series      Series      Series       Series       Series      Series     Series
--------------------------------------------------------------------------------------------------------------------------
Shares sold............  10,770,067   3,768,650    9,183,899   12,380,273   2,473,797   450,186,088  408,911   14,399,892
Shares issued to
 shareholders in
 reinvestment of
 distributions.........   1,765,302     117,497    1,551,593      821,942     682,858     8,152,903     --      2,120,707
Shares reacquired......  (7,931,360)   (408,948)  (5,809,843) (11,460,562) (1,688,238) (348,628,248) (17,167)  (4,141,433)
                         ----------   ---------   ----------  -----------  ----------  ------------  -------   ----------
 Net increase..........   4,604,009   3,477,199    4,925,649    1,741,653   1,468,417   109,710,743  391,744   12,379,166
                         ==========   =========   ==========  ===========  ==========  ============  =======   ==========

                                                                                      Zero Coupon Series
                                    World Asset    World       World        World     -------------------
                         Utilities  Allocation  Governments    Growth    Total Return   1995      2000
                          Series      Series      Series       Series       Series    Portfolio Portfolio
---------------------------------------------------------------------------------------------------------
Shares sold............. 2,286,741    300,343    3,477,740    9,554,782    141,167       2,907    79,593
Shares issued to
 shareholders in
 reinvestment of
 distributions..........       509      --       1,126,992        1,438       --        43,843   101,684
Shares reacquired.......  (313,802)    (1,756)  (2,743,837)  (2,189,420)    (3,323)    (54,934)  (88,108)
                         ---------    -------   ----------   ----------    -------     -------   -------
 Net increase
  (decrease)............ 1,973,448    298,587    1,860,895    7,366,800    137,844      (8,184)   93,169
                         =========    =======   ==========   ==========    =======     =======   =======

6. FINANCIAL INSTRUMENTS
Certain Series of the Trust may trade financial instruments with off-balance sheet risk in the normal course of their investing activities and to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange, and futures contracts. The notional or contractual amounts of these instruments represent the investment the Series have in par-ticular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at December 31, 1995, is shown on the following pages.
Written Option Transactions -- World Asset Allocation Series

                                    1995 Calls                  1995 Puts
                            --------------------------  --------------------------
                            Principal Amounts           Principal Amounts
                              of Contracts                of Contracts
                              (000 Omitted)   Premiums    (000 Omitted)   Premiums
----------------------------------------------------------------------------------
 Outstanding, beginning
  of year --                       --         $    --          --         $    --
 Options written --
  Australian Dollars                  96          735            210        2,356
  British Pounds                      38          652             35          652
  Canadian Dollars                 --            --               36          185
  Deutsche Marks                   1,069        5,483            456        2,198
  Deutsche Marks/British
   Pounds                            103          668          --            --
  Italian Lire/Deutsche
   Marks                          87,188          798         54,010          434
  Japanese Yen                    40,327       13,203        269,311       24,049
  Spanish
   Pesetas/Deutsche Marks          --            --           19,559        1,282
 Options terminated in
  closing transactions --
  Australian Dollars                 (96)        (735)          (210)      (2,356)
  British Pounds                     (38)        (652)         --            --
  Canadian Dollars                 --            --              (36)        (185)
  Deutsche Marks                    (621)      (4,052)          (359)      (1,933)
  Deutsche Marks/British
   Pounds                           (103)        (668)         --            --
  Japanese Yen                   (40,327)     (13,203)      (238,611)     (20,047)
  Spanish
   Pesetas/Deutsche Marks          --            --          (19,559)      (1,282)
 Options exercised --
  Deutsche Marks                    (448)      (1,431)         --            --
 Options expired --
  British Pounds                   --            --              (35)        (652)
  Deutsche Marks                   --            --              (97)        (265)
  Italian Lire/Deutsche
   Marks                         (87,188)        (798)       (54,010)        (434)
                                 -------      -------       --------      -------
 Outstanding, end of year          --         $   --          30,700      $ 4,002
                                 =======      =======       ========      =======
 Options outstanding at
  end of year consist of:
  Japanese Yen                     --         $   --          30,700      $ 4,002
                                 =======      =======       ========      =======

At December 31, 1995, the World Asset Allocation Series had sufficient cash and/or securities at least equal to the value of the written options.

Written Option Transactions -- World Governments Series

                                     1995 Calls                      1995 Puts
                            -----------------------------  -----------------------------
                            Principal Amounts              Principal Amounts
                              of Contracts                   of Contracts
                              (000 Omitted)    Premiums      (000 Omitted)    Premiums
-----------------------------------------------------------------------------------------
 Outstanding, beginning
  of year --
  Canadian Dollars.......          --         $     --              4,183    $    21,824
  Deutsche Marks.........          --             --                7,827         66,533
  Japanese Yen...........          344,000         46,294         688,000         73,941
  Swiss Francs/Deutsche
   Marks.................            6,519         27,448         --             --
 Options written --
  Australian Dollars.....           15,288        140,769          25,782        298,115
  British Pounds.........            6,056        104,501           5,650        104,502
  Canadian Dollars.......            9,622         20,180          17,900         71,203
  Deutsche Marks.........          169,156        630,740         110,514        642,162
  Deutsche Marks/British
   Pounds................           29,638        162,600         --             --
  Italian Lire/Deutsche
   Marks.................       55,821,538        531,714      35,203,707        922,115
  Japanese Yen...........        7,460,182      1,802,049      24,030,838      2,495,472
  Japanese Yen/Deutsche
   Marks.................          --             --            2,528,132         90,129
  Spanish
   Pesetas/Deutsche
   Marks.................          --             --              517,568         33,918
  Swedish Kronor/Deutsche
   Marks.................           88,009         56,846         --             --
  U.S. Dollars...........          --             --                7,300         96,383
 Options terminated in
  closing transactions --
  Australian Dollars.....          (15,288)      (140,769)        (21,665)      (245,346)
  British Pounds.........           (6,056)      (104,501)        --             --
  Canadian Dollars.......           (9,622)       (20,180)        (22,083)       (93,027)
  Deutsche Marks.........          (21,318)      (105,807)        (75,629)      (529,677)
  Deutsche Marks/British
   Pounds................          (15,464)       (99,582)        --             --
  Italian Lire/Deutsche
   Marks.................          --             --           (4,114,187)       (30,783)
  Japanese Yen...........       (6,561,540)    (1,743,495)    (23,384,728)    (2,453,055)
  Japanese Yen/Deutsche
   Marks.................          --             --           (2,528,132)       (90,129)
  Spanish
   Pesetas/Deutsche
   Marks.................          --             --             (517,568)       (33,918)
  Swedish Kronor/Deutsche
   Marks.................          (88,009)       (56,846)            --             --
  U.S. Dollars...........          --             --               (7,300)       (96,383)
 Options exercised --
  Deutsche Marks.........          (12,023)       (38,425)        --             --
  Italian Lire/Deutsche
   Marks.................          --             --           (9,314,356)      (126,653)
  Swiss Francs/Deutsche
   Marks.................           (6,519)       (27,448)        --             --
 Options expired --
  British Pounds.........          --             --               (5,650)      (104,502)
  Deutsche Marks.........         (135,815)      (486,508)        (42,712)      (179,018)
  Italian Lire/Deutsche
   Marks.................      (35,335,249)      (192,204)     (1,288,875)       (10,351)
  Japanese Yen...........       (1,242,642)      (104,848)       (696,810)       (33,242)
                               -----------    -----------     -----------    -----------
 Outstanding, end of
  year...................       20,500,463    $   402,528      21,127,706    $   890,213
                               ===========    ===========     ===========    ===========
 Options outstanding at
  end of year consist
  of --
  Australian Dollars.....          --         $    --               4,117    $    52,769
                               ===========    ===========     ===========    ===========
  Deutsche Marks/British
   Pounds................           14,174    $    63,018         --         $    --
                               ===========    ===========     ===========    ===========
  Italian Lire/Deutsche
   Marks.................       20,486,289    $   339,510      20,486,289    $   754,328
                               ===========    ===========     ===========    ===========
  Japanese Yen...........          --         $    --             637,300    $    83,116
                               ===========    ===========     ===========    ===========

At December 31, 1995, the World Governments Series had sufficient cash and/or securities at least equal to the value of the written options.

Written Option Transactions -- World Total Return Series

                                    1995 Calls                  1995 Puts
                            --------------------------  --------------------------
                            Principal Amounts           Principal Amounts
                              of Contracts                of Contracts
                              (000 Omitted)   Premiums    (000 Omitted)   Premiums
-----------------------------------------------------------------------------------
 Outstanding, beginning
  of year --
 Options written --
  Australian Dollars.....            245      $  2,544           319      $  3,912
  British Pounds.........             47           828            45           828
  Canadian Dollars.......            232           488           170           714
  Deutsche Marks.........          1,424         5,076         1,385         9,141
  Deutsche Marks/British
   Pounds................            645         3,208           --            --
  Italian Lire/Deutsche
   Marks.................        737,782         8,679       691,038        18,892
  Japanese Yen...........         58,534        15,600       335,616        37,092
  Spanish
   Pesetas/Deutsche
   Marks.................            --            --          3,878           254
  Swedish Kronor/Deutsche
   Marks.................            921           595           --            --
 Options terminated in
  closing transactions --
  Australian Dollars.....           (245)       (2,544)         (214)       (2,560)
  British Pounds.........            (47)         (828)          --            --
  Canadian Dollars.......           (232)         (488)         (170)         (714)
  Deutsche Marks.........           (166)         (821)       (1,032)       (7,577)
  Deutsche Marks/British
   Pounds................           (166)       (1,079)          --            --
  Italian Lire/Deutsche
   Marks.................            --            --        (57,033)         (427)
  Japanese Yen...........        (58,534)      (15,600)     (316,166)      (34,554)
  Spanish
   Pesetas/Deutsche
   Marks.................            --            --         (3,878)         (254)
  Swedish Kronor/Deutsche
   Marks.................           (921)         (595)          --            --
 Options exercised --
  Deutsche Marks.........            (87)         (280)          --            --
  Italian Lire/Deutsche
   Marks.................            --            --       (210,075)       (2,857)
 Options expired --
  British Pounds.........            --            --            (45)         (828)
  Deutsche Marks.........         (1,171)       (3,975)         (353)       (1,564)
  Italian Lire/Deutsche
   Marks.................       (313,852)       (1,653)          --            --
                                --------      --------      --------      --------
 Outstanding, end of
  year...................        424,409      $  9,155       443,485      $ 19,498
                                ========      ========      ========      ========
 Options outstanding at
  end of year consist
  of --
  Australian Dollars.....            --       $    --            105      $  1,350
                                ========      ========      ========      ========
  Deutsche Marks/British
   Pounds................            479      $  2,129           --       $    --
                                ========      ========      ========      ========
  Italian Lire/Deutsche
   Marks.................        423,930      $  7,026       423,930      $ 15,610
                                ========      ========      ========      ========
  Japanese Yen...........            --       $    --         19,450      $  2,538
                                ========      ========      ========      ========

At December 31, 1995, the World Total Return Series had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts

                                                                                                      Net Unrealized
                                                         Contracts to                    Contracts at  Appreciation
Series                  Transaction  Settlement Date   Deliver/Receive   In Exchange for    Value     (Depreciation)
--------------------------------------------------------------------------------------------------------------------
Capital Appreciation
 Series                  Sales      2/02/96           SEK     47,112,800  $  7,116,737   $  7,073,657  $     43,080
                                                                          ============   ============  ============
MFS/Foreign & Colonial
 International           Sales      1/30/96           CAD        440,542  $    319,955   $    322,850  $     (2,895)
 Growth and Income
  Series                            4/12/96           DKK      2,147,733       383,325        387,215        (3,890)
                                                                          ------------   ------------  ------------
                                                                          $    703,280   $    710,065  $     (6,785)
                                                                          ============   ============  ============
World Asset Allocation
 Series                  Sales      1/08/96 - 3/18/96 AUD      1,608,780  $  1,193,867   $  1,190,650  $      3,217
                                    2/29/96           CAD        616,308       448,070        451,642        (3,572)
                                    1/17/96 - 2/07/96 DEM      7,201,446     5,091,401      5,019,435        71,966
                                    4/12/96           DKK        383,900        68,791         69,213          (422)
                                    1/08/96           ESP     88,434,761       715,448        726,757       (11,309)
                                    1/12/96           FRF      7,000,178     1,409,153      1,427,861       (18,708)
                                    1/30/96 - 2/28/96 GBP        713,162     1,113,481      1,106,037         7,444
                                    12/04/96          HKD      1,585,880       204,234        204,444          (210)
                                    3/07/96           ITL    252,885,430       156,522        158,053        (1,531)
                                    2/23/96 - 6/07/96 JPY    134,911,860     1,359,628      1,329,496        30,132
                                    1/22/96           NLG      1,103,103       705,950        687,187        18,763
                                    1/12/96           NZD        772,407       498,601        503,869        (5,268)
                                    3/21/96           SEK      4,736,676       708,182        708,672          (490)
                                                                          ------------   ------------  ------------
                                                                          $ 13,673,328   $ 13,583,316  $     90,012
                                                                          ============   ============  ============
                         Purchases  1/08/96 - 2/29/96 AUD        711,890  $    526,220   $    527,300  $      1,080
                                    1/30/96 - 2/29/96 CAD        556,686       410,576        407,951        (2,625)
                                    1/17/96 - 3/18/96 DEM      6,648,291     4,715,844      4,635,660       (80,184)
                                    1/31/96           ITL    449,631,265       276,668        282,368         5,700
                                    3/27/96           JPY      1,680,699        16,764         16,451          (313)
                                    2/29/96 - 3/18/96 NZD        359,686       234,165        233,506          (659)
                                                                          ------------   ------------  ------------
                                                                          $  6,180,237   $  6,103,236  $    (77,001)
                                                                          ============   ============  ============
World Governments
 Series                  Sales      1/08/96 - 3/18/96 AUD     53,663,830  $ 39,864,135   $ 39,741,426  $    122,709
                                    1/30/96 - 2/29/96 CAD     24,143,625    17,688,232     17,693,034        (4,802)
                                    2/29/96 - 5/31/96 CHF     45,503,902    39,640,610     39,811,117      (170,507)
                                    1/16/96 - 5/31/96 DEM    575,260,286   403,218,155    401,122,386     2,095,769
                                    4/12/96           DKK     96,646,936    17,501,480     17,424,476        77,004
                                    1/08/96           ESP  2,065,257,076    16,702,201     16,972,283      (270,082)
                                    2/29/96           FIM     11,826,577     2,731,311      2,723,128         8,183
                                    1/12/96 - 4/12/96 FRF    105,728,174    21,226,403     21,574,414      (348,011)
                                    1/30/96 - 2/28/96 GBP     10,426,436    16,219,822     16,172,830        46,992
                                    3/07/96           ITL 53,764,764,224    33,315,604     33,602,978      (287,374)
                                    2/23/96 - 6/07/96 JPY  6,379,135,889    64,163,605     62,472,140     1,691,465
                                    1/22/96           NLG     20,866,531    13,342,162     12,998,972       343,190
                                    1/12/96           NZD     12,829,342     8,288,751      8,369,042       (80,291)
                                    2/29/96           SEK    207,459,924    31,035,967     31,088,492       (52,525)
                                                                          ------------   ------------  ------------
                                                                          $724,938,438   $721,766,718  $  3,171,720
                                                                          ============   ============  ============
                         Purchases  1/08/96 - 3/18/96 AUD     36,586,011  $ 27,305,176   $ 27,110,483  $   (194,693)
                                    1/30/96 - 2/29/96 CAD     14,479,242    10,624,761     10,610,787       (13,974)
                                    1/16/96 - 2/29/96 CHF     36,678,446    32,592,116     31,946,019      (646,097)
                                    1/16/96 - 5/31/96 DEM    602,076,767   427,649,576    420,022,407    (7,627,169)
                                    2/29/96 - 4/12/96 DKK    110,414,321    20,117,788     19,893,929      (223,859)
                                    2/29/96           ESP    470,763,578     3,819,118      3,849,434        30,316
                                    2/29/96           FIM     11,826,577     2,791,261      2,723,128       (68,133)
                                    4/12/96 - 5/31/96 FRF     84,358,712    17,195,389     17,234,915        39,526
                                    2/29/96           GBP      3,410,031     5,377,618      5,286,482       (91,136)
                                    1/31/96 - 5/31/96 ITL 45,118,440,618    27,863,823     28,187,361       323,538
                                    2/23/96 - 6/07/96 JPY  7,135,784,675    71,724,678     69,747,753    (1,976,925)
                                    1/22/96           NLG      7,705,584     4,773,831      4,800,255        26,424
                                    2/29/96 - 3/18/96 NZD     16,354,410    10,644,230     10,615,033       (29,197)
                                    2/29/96 - 3/21/96 SEK    225,479,021    33,845,814     33,784,401       (61,413)
                                                                          ------------   ------------  ------------
                                                                          $696,325,179   $685,812,387  $(10,512,792)
                                                                          ============   ============  ============
World Growth Series      Sales      3/21/96           DEM      2,422,000  $  1,703,666   $  1,692,641  $     11,025
                                    3/21/96           FRF     10,790,000     2,194,428      2,203,448        (9,020)
                                    3/21/96           JPY    100,400,000     1,002,446        981,812        20,634
                                                                          ------------   ------------  ------------
                                                                          $  4,900,540   $  4,877,901  $     22,639
                                                                          ============   ============  ============

                                                                                                 Net Unrealized
                                                    Contracts to                    Contracts at  Appreciation
Series              Transaction  Settlement Date   Deliver/Receive  In Exchange for    Value     (Depreciation)
---------------------------------------------------------------------------------------------------------------
World Total Return
 Series              Sales      1/08/96 - 3/18/96 AUD     1,175,959  $    868,820   $    871,150   $  (2,330)
                                2/26/96           CAD       193,377       141,925        141,711         214
                                2/29/96 - 5/31/96 CHF       949,577       841,554        831,738       9,816
                                1/16/96 - 5/31/96 DEM     6,631,440     4,659,196      4,625,672      33,524
                                4/12/96           DKK     1,627,797       296,632        293,476       3,156
                                1/08/96           ESP    46,957,807       380,362        385,899      (5,537)
                                1/12/96 - 4/12/96 FRF     3,304,007       663,824        674,149     (10,325)
                                1/30/96           GBP       228,873       353,646        355,104      (1,458)
                                3/07/96           ITL 1,165,274,995       722,283        728,297      (6,014)
                                2/23/96 - 6/07/96 JPY    76,983,977       772,130        754,178      17,952
                                1/22/96           NLG       251,301       159,773        156,550       3,223
                                1/12/96           NZD       180,000       116,528        117,420        (892)
                                2/29/96           SEK     3,776,024       564,893        565,849        (956)
                                                                     ------------   ------------   ---------
                                                                     $ 10,541,566   $ 10,501,193   $  40,373
                                                                     ============   ============   =========
                     Purchases  1/08/96 - 3/18/96 AUD       764,467  $    568,272   $    566,807   $  (1,465)
                                2/26/96           CAD       181,072       133,810        132,693      (1,117)
                                1/16/96           CHF       679,195       581,776        589,296       7,520
                                1/16/96 - 5/31/96 DEM     7,800,646     5,531,237      5,444,295     (86,942)
                                2/29/96 - 4/12/96 DKK     3,120,389       568,949        562,201      (6,748)
                                4/12/96 - 5/31/96 FRF     2,474,544       504,335        505,566       1,231
                                1/31/96 - 5/31/96 ITL 1,045,329,527       643,797        652,209       8,412
                                2/23/96 - 6/07/96 JPY   100,235,844     1,007,110        981,513     (25,597)
                                1/22/96           NLG        10,707         6,633          6,670          37
                                3/18/96           NZD       392,321       254,745        254,529        (216)
                                2/29/96 - 3/21/96 SEK     4,333,197       649,133        649,210          77
                                                                     ------------   ------------   ---------
                                                                     $ 10,449,797   $ 10,344,989   $(104,808)
                                                                     ============   ============   =========

At December 31, 1995, forward foreign currency exchange contract purchases and sales under master netting arrangements and closed forward foreign currency exchange contracts, excluded above for the World Asset Allocation Series, World Governments Series and World Total Return Series, amounted to a net payable of $9,184, $181,934 and $8,432, respectively.

At December 31, 1995, each Series had sufficient cash and/or securities to cover any commitments under these contracts. See page 62 for an explanation of abbreviations used to indicate amounts shown in currencies other than the U.S. dollar.

7. RESTRICTED SECURITIES
Each Series of the Trust is restricted from investing more than a certain amount in securities which are subject to legal or contractual restrictions on resale. Such restrictions range from between 0% and 15% of the Series' net assets. At December 31, 1995, Capital Appreciation Series, Conservative Growth Series, Emerging Growth Series, MFS/Foreign & Colonial International Growth and Income Series, High Yield Series, Managed Sectors Series, Total Return Series, Utilities Series, World Asset Allocation Series, World Growth Series and World Total Return Series owned the following restricted securities (consisting of 0.09%, 0.65%, 0.49%, 0.35%, 2.96%, 0.10%, 3.86%, 3.15%, 2.16%, 2.71% and 1.86%
of the net assets of each Series, respectively) which may not be publicly sold without registration under the Securities Act of 1933 (the 1933 Act). The Trust does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Trustees. Certain of these securities may be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act.

     Series                               Description                         Date of Acquisition Share/Par Amount    Cost
------------------------------------------------------------------------------------------------------------------------------
Capital
 Appreciation
 Series           Spectrum Holobyte, Inc., 6.5s, 2002                           9/15/95 - 9/20/95    940,000       $   940,000
                                                                                                                   ===========
Conservative
 Growth Series    Roche Holdings, Inc., 0s, 2010                               5/01/95 - 11/08/95  2,530,000       $ 1,002,486
                  Sandoz Capital Ltd., 2s, 2002                                           9/28/95    890,000           739,393
                                                                                                                   -----------
                                                                                                                   $ 1,741,879
                                                                                                                   ===========
Emerging Growth
 Series           Korea Mobile Telecommunications Corp.                                  12/28/95      7,500       $   335,625
                                                                                                                   ===========
MFS/Foreign &
 Colonial
 International
 Growth
 and Income
 Series           Genting Berhad                                                         10/20/95      3,000       $    25,779
                                                                                                                   ===========
High Yield
 Series           American Communications Services, Inc., 0s, 2005                       11/09/95    500,000       $   272,151
                  Bell Cablemedia, 0s, 2005                                               9/13/95    900,000           506,016
                  Calmar, Inc., 11.5s, 2005                                     8/03/95 - 8/14/95  1,300,000         1,304,375
                  Four Seasons Hotels, Inc., 9.125s, 2000                                 6/23/93  1,100,000         1,080,566
                  Howmet Corp., 10s, 2003                                     11/22/95 - 12/21/95    600,000           625,000
                  Merrill Lynch Mortgage Investors, Inc., 94-M1, 8.078s, 2022             6/22/94    500,000           346,563
                  Remington Arms, Inc., 9.5s, 2003                                       11/19/93    350,000           347,813
                                                                                                                   -----------
                                                                                                                   $ 4,482,484
                                                                                                                   ===========
Managed Sectors
 Series           Spectrum Holobyte, Inc., 6.5s, 2002                                     9/27/95    270,000       $   270,000
                                                                                                                   ===========
Total Return
 Series           Cemex S.A., 4.25s, 1997                                                 9/24/94  2,000,000       $ 2,000,000
                  Ciba-Geigy Corp., 6.25s, 2016                                11/12/91 - 1/22/92    500,000           728,000
                  Cointel, 7%, Prides                                                     2/24/94    109,200         7,862,400
                  Financiera Energetica Nacional S.A., 6.625s, 1996                       3/22/95  1,680,000         1,641,989
                  Goldman Sachs Group, 6.2s, 2000                                        12/08/95    785,000           784,050
                  Hidroelectrica Alicura, 8.375s, 1999                                    4/08/94  2,200,000         2,094,222
                  Jet Equipment Trust,10.91s, 2006                                        4/07/95    998,481           998,481
                  Jet Equipment Trust, 10.69s, 2015                                       4/07/95  1,000,000         1,000,000
                  McDermott International, Inc.                                           6/28/93     40,000         2,000,000
                  Merrill Lynch Home Equity Loan, 91-1, "B", 9.3s 2016                   12/16/92    674,000           686,207
                  Merrill Lynch Mortgage Investors, Inc., 94-M1, 8.078s, 2022             6/22/94    514,000           356,266
                  Metropolitan Life Insurance Co., 7.7s, 2015                            11/08/95  1,600,000         1,594,432
                  Occidental Petroleum Corp., $3.875                                      2/11/93     30,000         1,500,000
                  Ocensa, 9.35s, 2005                                                     6/23/95  1,200,000         1,200,000
                  Owens Corning Fiberglass, 9.9s, 2015                                    3/07/95    800,000           800,000
                  Qantas Airways Ltd., 7.5s, 2003                                         6/24/93  2,180,000         2,175,855
                  Roche Holdings, Inc., 0s, 2008                                          9/16/93 12,000,000         6,603,074
                  Roche Holdings, Inc., 0s, 2010                                          4/12/94  6,127,000         2,291,031
                  Salton Sea Funding Corp., 7.37s, 2005                                   7/18/95  1,575,000         1,575,000
                  Salton Sea Funding Corp., 7.84s, 2010                                   7/18/95  1,575,000         1,575,000
                  Williams Cos., Inc., $3.50                                              5/01/95     15,000           750,000
                                                                                                                   -----------
                                                                                                                   $40,216,007
                                                                                                                   ===========
Utilities Series  Assisted Living Concepts, Inc., 7s, 2005                                6/03/95    280,000       $   280,000
                  Central Costanera, ADR                                       12/17/93 - 8/25/95     22,100           564,404
                  Cointel, 7%, Prides                                           8/09/95 - 9/07/95      6,400           352,600
                  Hidroelectrica Alicura, 8.375s, 1999                                    4/08/94     25,000            23,967
                                                                                                                   -----------
                                                                                                                   $ 1,220,971
                                                                                                                   ===========
     Series          Value
------------------------------------------------------------------------------------------------------------------------------
Capital
 Appreciation
 Series           $   686,200
                  ===========
Conservative
 Growth Series    $ 1,113,200
                      841,050
                  -----------
                  $ 1,954,250
                  ===========
Emerging Growth
 Series           $   331,875
                  ===========
MFS/Foreign &
 Colonial
 International
 Growth
 and Income
 Series           $    25,054
                  ===========
High Yield
 Series           $   268,750
                      562,500
                    1,316,250
                    1,094,500
                      627,000
                      389,063
                      290,500
                  -----------
                  $ 4,548,563
                  ===========
Managed Sectors
 Series           $   197,100
                  ===========
Total Return
 Series           $ 1,687,501
                      511,250
                    6,115,200
                    1,673,700
                      783,038
                    2,024,000
                    1,158,838
                    1,173,100
                    1,620,000
                      701,558
                      399,957
                    1,661,504
                    1,657,500
                    1,218,000
                      903,500
                    2,284,705
                    9,750,000
                    2,695,880
                    1,631,290
                    1,656,523
                    1,102,500
                  -----------
                  $42,409,544
                  ===========
Utilities Series  $   287,700
                      687,863
                      358,400
                       23,000
                  -----------
                  $ 1,356,963
                  ===========

          Series                  Description         Date of Acquisition Share/Par Amount    Cost      Value
----------------------------------------------------------------------------------------------------------------
 World Asset Allocation    Continental Cablevision,
  Series                   Inc., 8.3s, 2006                      12/08/95 400,000          $  398,716 $  401,500
                           Florens Group              11/07/95 - 12/15/95 240,000             138,141    156,750
                                                                                           ---------- ----------
                                                                                           $  536,857 $  558,250
                                                                                           ========== ==========
 World Growth Series       Acer, Inc., GDR                       10/20/95   5,000          $   64,830 $   65,000
                           Bangladesh Fund            11/14/94 - 11/16/94   9,000              98,970     74,250
                           Cadenalco Gran Cadena de
                           Almacenes Colombia, ADR     12/19/94 - 6/20/95   7,500             128,400     84,375
                           Cementos Diamante S.A.,
                           ADR                          7/26/94 - 9/09/94   5,800             113,825    102,950
                           Companhia Brasileira
                           Distribuicao Grupo
                            Pao de Acucar, GDS                    9/23/95  27,000             297,000    276,750
                           Corporacion Financiera
                           del Valle S.A., ADR         12/14/95 - 3/14/95   4,543              99,325     43,158
                           Corporacion GEO S.A. de
                           C.V., ADR                    7/27/94 - 9/09/94  13,400             204,475    157,008
                           Eczactibasi Yapi                       6/06/95 665,000             100,418     71,862
                           Fleming Russia
                           Securities Fund                        7/07/95  46,800             379,080    257,400
                           GVC Corp., GDR                         5/24/95   1,569              18,167     12,160
                           Genting Berhad                         3/30/95  36,000             814,650    300,650
                           Gujarat Narmada Valley
                           Fertilizer, GDR                       10/06/94  17,300             163,513     99,475
                           India Gateway Fund Ltd.                6/02/95  20,000             203,000    110,400
                           India Magnum Fund NV                  12/11/95   6,720             347,340    286,272
                           International Business
                           Communications                         8/29/95  12,600             124,992    124,992
                           Korea Europe Fund          11/07/94 - 12/30/94      10              44,125     40,625
                           Korea Mobile
                           Telecommunications                     3/31/95   8,800             229,055    389,400
                           L.G. Electronics, GDR                  9/19/95   3,200              40,000     37,760
                           Mirgor Sacifia, ADR         10/20/94 - 5/15/95  46,000             192,750    108,100
                           NEPC Micon, GDR                       11/03/94  39,000             124,020     37,050
                           Petronas Gas Berhad         7/31/95 - 12/29/95  58,000              99,498    197,636
                           Raymond Ltd., GDR           9/21/95 - 12/12/95  17,760             286,380    293,040
                           Rhodia-Ster S.A., GDR       12/19/94 - 6/19/95  24,300             345,000    212,625
                           South Indian Viscose
                           Ltd.                         7/28/94 - 6/14/95  17,333             174,252    138,664
                           Teco Electric &
                           Machinery Ltd., 2.75s,
                           2004                        11/04/94 - 2/06/95  80,000              76,000     62,200
                           United Micro Electric,
                           1.25s, 2004                            6/09/95  63,000             108,960     79,065
                           Usiminas Siderurgicas,
                           ADR                          9/20/94 - 6/16/95  36,400             499,503    297,570
                                                                                           ---------- ----------
                                                                                           $5,377,528 $3,960,437
                                                                                           ========== ==========
 World Total Return Series Central Costenera, ADR                12/17/93     400          $   10,500 $   12,450
                           Cointel, 7%, Prides                    8/09/95     200              11,550     11,200
                           Hornbach Baumarkt AG                   5/19/95     750              46,449     32,214
                           Roche Holdings, Inc.,
                           0s, 2010                    12/05/94 - 6/27/95 155,000              61,586     68,200
                           Sandoz Capital BVI Ltd.,
                           2s, 2002                               9/28/95  18,000              14,611     17,010
                           Woolworths Ltd., ADR                   7/12/93   4,860             106,815    116,033
                                                                                           ---------- ----------
                                                                                           $  251,511 $  257,107
                                                                                           ========== ==========

INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders of MFS/Sun Life Series Trust:

We have audited the accompanying statements of assets and liabilities, includ-ing the portfolios of investments, of MFS/Sun Life Series Trust as of December 31, 1995, the related statements of operations for the year then ended, the statements of changes in net assets for the year then ended and the year ended December 31, 1994, and the financial highlights for each of the years in the five-year period ended December 31, 1995. These financial statements and finan-cial highlights are the responsibility of the Trust's management. Our responsi-bility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial high-lights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Trust at Decem-ber 31, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 2, 1996



             ------------------------------------------------------

The MFS/Sun Life Series Trust Annual Report is prepared for the general infor-mation of contract owners. It is authorized for distribution to prospective purchasers only when preceded or accompanied by an effective prospectus.

MFS/SUN LIFE SERIES TRUST
500 Boylston Street, Boston, MA 02116-3741

TRUSTEES
JOHN D. McNEIL,* Chairman and Trustee
Chairman and Director, Sun Life Assurance Company of Canada,
Toronto, Ontario, Canada

SAMUEL ADAMS, Trustee
Partner, Warner & Stackpole,
Boston, Massachusetts

GEOFFREY CROFTS, Trustee
Professor Emeritus, University of Hartford,
Hartford, Connecticut

DAVID D. HORN,* Trustee
Senior Vice President and General Manager,
Sun Life Assurance Company of Canada,
Wellesley Hills, Massachusetts

GARTH MARSTON, Trustee
Chairman, Retired, The Provident Institution for Savings,
Boston, Massachusetts

DERWYN F. PHILLIPS, Trustee
Vice Chairman, Retired, The Gillette Company,
Boston, Massachusetts

OFFICERS
W. THOMAS LONDON,+ Treasurer
JAMES O. YOST,+ Assistant Treasurer
BONNIE S. ANGUS,* Secretary and Clerk

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116-3741

DISTRIBUTOR
Clarendon Insurance Agency, Inc.
500 Boylston Street, Boston, MA 02116-3741

CUSTODIAN AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110-2875

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
P.O. Box 1024, Boston, MA 02103-9986
Call toll free: 1-800-752-7215

AUDITORS
Deloitte & Touche llp
125 Summer Street, Boston, MA 02110-1616

LEGAL COUNSEL
Covington & Burling
1201 Pennsylvania Avenue, N.W.
P.O. Box 7566
Washington, D.C. 20044-7566

PORTFOLIO MANAGERS+
JOHN W. BALLEN
STEPHEN C. BRYANT
DAVID M. CALABRO
JAMES J. CALMAS
MITCHELL D. DYNAN
KENNETH J. ENRIGHT
RICHARD O. HAWKINS
GEOFFREY L. KURINSKY
JOHN D. LAUPHEIMER, JR.
DAVID R. MANNHEIM
PAUL M. McMAHON
KEVIN R. PARKE
ATUL PATEL
BERNARD SCOZZAFAVA
MAURA A. SHAUGHNESSY
TONI Y. SHIMURA
FREDERICK J. SIMMONS
JAMES T. SWANSON
(on behalf of the MFS World
Asset Allocation Committee)
CHILTON THOMSON
The Research Committee of
Analysts



       [ART APPEARS HERE]





ANNUAL REPORT . DECEMBER 31, 1995


     Capital Appreciation Series
     Conservative Growth Series
       Emerging Growth Series
MFS/Foreign & Colonial International
      Growth and Income Series
    Government Securities Series
          High Yield Series
       Managed Sectors Series
         Money Market Series
           Research Series
         Total Return Series
          Utilities Series
    World Asset Allocation Series
      World Governments Series
         World Growth Series
      World Total Return Series
  Zero Coupon Series 2000 Portfolio


*Affiliated with the Sponsor.
+Affiliated with the Investment Adviser.  SUN-2 2/96 142M